                                                                  EXHIBIT 10(vi)

                                LEASE AGREEMENT

                                    between

                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA

                                      and

                            MEAD COATED BOARD, INC.

                         Dated as of September 1, 1997


This Lease Agreement and all right, title and interest of The Industrial Development Board of the City of Phenix City, Alabama in any rental payments and other receipts and revenues derived under this Lease Agreement have been assigned to AmSouth Bank of Alabama, as Trustee under the Trust Indenture, dated as of even date herewith, from The Industrial Development Board of the City of Phenix City, Alabama, which secures $150,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A and Additional Bonds as permitted and provided for under said Trust Indenture.



                              This instrument prepared by:

                              Thompson Hine & Flory LLP
                              312 Walnut Street
                              14th Floor
                              Cincinnati, Ohio 45202

                                LEASE AGREEMENT
                                ---------------

                               TABLE OF CONTENTS
                               -----------------

(The Table of Contents for this Lease Agreement is for convenience of reference only and is not intended to define, limit or describe the scope or intent of any provisions of this Lease Agreement.)

                                                                            Page
                                                                            ----

ARTICLE I DEFINITIONS AND RULES OF CONSTRUCTION                                1
     Section 1.1 - Definitions                                                 1
     Section 1.2 - Rules of Construction                                       5

ARTICLE II REPRESENTATIONS AND WARRANTIES                                      5
     Section 2.1 - Representations and Warranties by the Board                 5
     Section 2.2 - Representations and Warranties by the Company               8

ARTICLE III LEASING CLAUSES AND TITLE                                          9
     Section 3.1 - Lease of the Project                                        9
     Section 3.2 - Warranty of Title                                           9
     Section 3.3 - Quiet Enjoyment                                             9

ARTICLE IV COMPLETION OF THE PROJECT FACILITIES; ISSUANCE OF THE BONDS         9
     Section 4.1 - Agreement to Acquire, Construct and Install the Project
           Facilities                                                         10
     Section 4.2 - Agreement to Issue Bonds; Application of Bond Proceeds     10

     Section 4.3 - Company Required to Pay Costs if Project Fund
           Insufficient                                                       10
     Section 4.4 - Board to Pursue Remedies Against Suppliers, Contractors
           and Subcontractors and Their Sureties                              11
     Section 4.5 - Issuance of Additional Bonds                               11

ARTICLE V EFFECTIVE DATE OF THIS AGREEMENT; DURATION OF LEASE TERM; RENTAL
     PROVISIONS                                                               12
     Section 5.1 - Effective Date of This Agreement; Duration of Lease Term   12
     Section 5.2 - Delivery and Acceptance of Possession                      12
     Section 5.3 - Rents and Other Amounts Payable                            12
     Section 5.4 - Place of Rental Payments                                   13
     Section 5.5 - Obligations of Company Hereunder Absolute and
           Unconditional                                                      13
     Section 5.6 - Company's Performance Under Indenture                      14
     Section 5.7 - Payments in Lieu of Taxes                                  14

ARTICLE VI MAINTENANCE, MODIFICATION, TAXES AND INSURANCE                     15
     Section 6.1 - Maintenance and Modification of Project Facilities by
           Company                                                            15
     Section 6.2 - Removal of Portions of Project                             16
     Section 6.3 - Taxes, Other Governmental Charges and Utility Charges      16
     Section 6.4 - Insurance Required                                         18
     Section 6.5 - Application of Net Proceeds of Insurance                   18
     Section 6.6 - Additional Provisions Respecting Insurance                 18
     Section 6.7 - Other Board Expenses                                       18
     Section 6.8 - Advances by Board or Trustee                               19
     Section 6.9 - Indemnification of Board and Trustee                       19
     Section 6.10 - Investment Credit                                         20

ARTICLE VII DAMAGE, DESTRUCTION AND CONDEMNATION                              20
     Section 7.1 - Damage and Destruction                                     20

     Section 7.2 - Condemnation                                               20
     Section 7.3 - Condemnation of Company-Owned Property                     21
     Section 7.4 - Further Assurances and Corrective Instruments              21

ARTICLE VIII SPECIAL AGREEMENTS                                               21
     Section 8.1 - No Warranty of Condition or Suitability by the Board       21
     Section 8.2 - Inspection of the Project                                  21
     Section 8.3 - Company to Maintain Its Corporate Existence; Exceptions
           Permitted                                                          22
     Section 8.4 - Qualification in the State                                 22
     Section 8.5 - Granting of Easements                                      22
     Section 8.6 - Release of Certain Land                                    23

ARTICLE IX ASSIGNMENT, SUBLEASING, PLEDGING AND SELLING; REDEMPTION; RENT
     PREPAYMENT AND ABATEMENT                                                 24
     Section 9.1 - Assignment and Subleasing                                  24
     Section 9.2 - Pledge under Indenture                                     24
     Section 9.3 - Restrictions on Sale of Project by Board                   25
     Section 9.4 - Redemption of Bonds                                        25
     Section 9.5 - Prepayment of Rents                                        25
     Section 9.6 - Rent Abatements if Bonds Paid Prior to Maturity            25
     Section 9.7 - Reference to Bonds Ineffective After Bonds Paid            26

ARTICLE X EVENTS OF DEFAULT AND REMEDIES                                      26
     Section 10.1 - Events of Default Defined                                 26
     Section 10.2 - Remedies                                                  27
     Section 10.3 - No Remedy Exclusive                                       28
     Section 10.4 - Agreement to Pay Attorneys' Fees and Expenses             28
     Section 10.5 - No Additional Waiver Implied by One Waiver                28
     Section 10.6 - Waiver of Appraisement, Valuation, etc.                   28
     Section 10.7 - Waiver of Events of Default                               28

ARTICLE XI OPTIONS IN FAVOR OF COMPANY; OBLIGATION TO PURCHASE PROJECT        29
     Section 11.1 - General Option to Prepay Rent and Purchase Project        29
     Section 11.2 - Conveyance on Purchase                                    29
     Section 11.3 - Relative Positions of Options and Indenture               30

ARTICLE XII MISCELLANEOUS                                                     30
     Section 12.1 - Notices                                                   30
     Section 12.2 - Binding Effect                                            31
     Section 12.3 - Severability                                              31
     Section 12.4 - Amounts Remaining in Bond Fund                            31
     Section 12.5 - Amendments, Changes and Modifications                     31
     Section 12.6 - Execution Counterparts                                    31
     Section 12.7 - Captions                                                  31
     Section 12.8 - Recording of Agreement                                    31
     Section 12.9 - Law Governing Construction of Agreement                   32
     Section 12.10 - Net Lease                                                32

EXHIBIT "A" - DESCRIPTION OF PROJECT LAND                                    A-1

                                LEASE AGREEMENT

     THIS LEASE AGREEMENT, made and entered into as of September 1, 1997, by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public corporation organized and existing under the laws of the State of Alabama, as lessor, and MEAD COATED BOARD, INC. (the "Company"), a corporation organized and existing under the laws of the State of Delaware and qualified to do business in the State of Alabama, as lessee;

                                  WITNESSETH:

     In consideration of the respective representations and agreements hereinafter contained, the Board and the Company agree as follows (provided, that in the performance of the agreements of the Board herein contained, any obligation it may thereby incur for the payment of money shall not be a general debt on its part but shall be payable solely out of the rents, payments and revenues derived from this Lease Agreement, the sale of the "Bonds" as hereinafter defined, the insurance and condemnation awards herein described and any other revenues arising out of or in connection with its ownership of the "Project" as hereinafter defined):

                                   ARTICLE I

                     DEFINITIONS AND RULES OF CONSTRUCTION

     Section 1.1 - Definitions. In addition to the words and terms elsewhere defined herein, the following words and terms as used herein shall have the following meanings unless the context or use clearly indicates another or different meaning or intent, and any other words and terms defined in the Indenture shall have the same meanings when used herein as assigned them in the Indenture unless the context or use clearly indicates another or different meaning or intent:

     "Act" means the statutes codified as Code of Alabama 1975, Title 11, Chapter 54, Article 4, as amended and supplemented and at the time in force and effect;

     "Additional Bonds" means the bonds of any series, other than the Bonds, authorized under the Indenture and authenticated and delivered in accordance with Section 401 of the Indenture.

     "Agreement" means this Lease Agreement as it now exists and as it may hereafter be amended pursuant to Section 12.5 of this Lease Agreement and
Article XV of the Indenture;

     "Authorized Board Representative" means the person at the time designated to act on behalf of the Board by written certificate furnished to the Company and the Trustee containing the specimen signature of such person and signed on behalf of the Board by its Chairman or Vice Chairman. Such certificate may designate an alternate or alternates;

     "Authorized Company Representative" means the person at the time designated to act on behalf of the Company by written certificate furnished to the Board and the Trustee containing the specimen signature of such person and signed on behalf of the Company by the President or any Vice President of the Company. Such certificate may designate an alternate or alternates;

     "Board" means The Industrial Development Board of the City of Phenix City, Alabama, a public corporation of the State, and its successors and assigns;

     "Bond Fund" means the Bond principal and interest payment fund created pursuant to Section 702 of the Indenture and within which have been established a general account and a special account. Any reference herein to the "Bond Fund" without further limitation or explanation shall be deemed to be a reference to the general account in the Bond Fund;

     "bondholder" or "holder of the Bonds" means the registered owner of any Bond;

     "Bonds" means the $150,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A, issued pursuant to the Indenture;

     "City" means the City of Phenix City, Alabama, a municipal corporation of the State;

     "Company" means the corporation designated as such in the first paragraph hereof and its successors and assigns, including any surviving, resulting or transferee corporation as provided in Section 8.3;

     "default" means an event or condition the occurrence of which would, with the lapse of time or the giving of notice or both, become an Event of Default;

     "Event of Default" means one of the events so denominated and described in
Section 10.1;

     "Government Obligations" means (a) direct obligations of the United States of America, (b) obligations unconditionally guaranteed by the United States of America and (c) securities or receipts evidencing ownership interests in obligations or specified portions (such as principal or interest) of obligations described in (a) or (b);

     "Indenture" means the Trust Indenture, of even date herewith, between the Board and the Trustee, including any indenture supplemental thereto;

     "Lease Term" means the duration of the leasehold interest created hereby as specified in Section 5.1;

     "Net Proceeds", when used with respect to any insurance or condemnation award, means the gross proceeds from the insurance or condemnation award with respect to which that term is used remaining after payment of all expenses (including attorneys' fees and any Extraordinary Expenses of the Trustee as defined in the Indenture) incurred in the collection of such gross proceeds;

     "Notes" means those unpaid and outstanding industrial development notes issued by the Board, pursuant to resolutions of the Board to finance the costs of the Project;

     "payment in full of the Bonds" specifically encompasses the situations described in Article X of the Indenture;

     "Permitted Encumbrances" means, as of any particular time,

          (a) liens for ad valorem taxes, special assessments or other governmental charges not then delinquent or permitted to exist as provided in Section 6.3;

          (b)  this Agreement and the security interests created herein;

          (c) such utility, access or other easements and rights-of-way, restrictions, reservations, reversions and exceptions as the Authorized Company Representative certifies will not materially interfere with or impair the operation of the Project (or, if it is not being operated, the operations for which it was designed or last modified);

          (d) unfiled and inchoate mechanics' and materialmen's liens for construction work in progress;

          (e) mechanics', materialmen's, suppliers' and vendors' liens or other similar liens not then payable, and those permitted to exist as provided in
     Section 6.1;

          (f) such minor defects, irregularities, encumbrances, easements, rights-of-ways and clouds on title as the Authorized Company Representative certifies do not, in the aggregate, materially impair the property affected thereby for the purpose for which it was acquired or is held by the Board or the Company;

          (g) that certain Lease Agreement dated as of November 1, 1983 between Georgia Kraft Company and the Board, as amended in an Assignment, Assumption and Amendatory Lease Agreement dated as of January 4, 1988 among the Board, Georgia Kraft Company and the Company;

          (h) that certain Lease Agreement dated as of December 1, 1983 between Georgia Kraft Company and the Board, as amended in an Assignment, Assumption and Amendatory Lease Agreement dated as of January 4, 1988 among the Board, Georgia Kraft Company and the Company;

          (i) that certain Lease Agreement dated as of December 1, 1985 between Georgia Kraft Company and the Board, as amended in an Assignment, Assumption and Amendatory Lease Agreement dated as of January 4, 1988 among the Board, Georgia Kraft Company and the Company;

          (j) that certain Lease Agreement dated as of July 1, 1986 between Georgia Kraft Company and the Board, as amended in an Assignment, Assumption and Amendatory Lease Agreement dated as of January 4, 1988 among the Board, Georgia Kraft Company and the Company;

          (k) that certain Lease Agreement dated as of December 1, 1988 between the Company and the Board executed in connection with the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1988;

          (l) that certain Lease Agreement dated as of December 1, 1988 between the Company and the Board in connection with the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A, 1989A, 1989B, 1989C, 1989D, 1989E, 1990A, 1991A and other bonds of the Board, as amended and supplemented from time to time;

          (m) that certain Lease Agreement dated as of September 1, 1990 between the Company and the Board in connection with the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1990A;

          (n) that certain Lease Agreement dated as of October 1, 1990 between the Company and the Board in connection with the Board's Environmental Improvement Revenue Refunding Bonds (Mead Coated Board Project), Series 1990B;

          (o) that certain Lease Agreement dated as of June 1, 1993 between the Company and the Board in connection with the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1993A;

          (p) that certain Lease Agreement dated as of June 1, 1993 between the Company and the Board in connection with the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1993A, 1995A and other bonds of the Board, as amended and supplemented from time to time; and

          (q) that certain Lease Agreement dated as of March 1, 1996 between the Company and the Board in connection with the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1996;

     "person" means natural persons, firms, associations, corporations and public bodies;

     "Project" means the Project Land and the Project Facilities, as they may at any time exist;

     "Project Facilities" means the facilities acquired, constructed and installed with proceeds from the sale of the Notes, to the extent such Notes are refunded from the proceeds of the sale of the Bonds, as they may at any time exist;

     "Project Fund" means the fund created pursuant to Section 601 of the Indenture;

     "Project Land" means the real property described in Exhibit "A" attached hereto and by this reference made a part hereof, less such real property as may be released from this Agreement pursuant to Section 8.6 or taken by the exercise of the power of eminent domain as provided in Section 7.2;

     "security interest" or "security interests" shall refer to the security interests created herein and in the Indenture and shall have the meaning set forth in the Uniform Commercial Code of the State;

     "State" means the State of Alabama;

     "Trustee" means AmSouth Bank of Alabama, or any co-trustee or any successor trustee under the Indenture.

     Section 1.2 - Rules of Construction. Unless the context clearly indicates to the contrary:

          (a) "Herein", "hereby", "hereunder", "hereof", "hereinbefore", "hereinafter" and other equivalent words refer to this Agreement and not solely to the particular Article, Section or subdivision hereof in which such word is used.

          (b) Words importing the singular number shall include the plural number and vice versa, and any pronoun used herein shall be deemed to cover all genders.

          (c) All references herein to particular Articles or Sections are references to Articles or Sections of this Agreement.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.1 - Representations and Warranties by the Board. The Board makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a)  Organization and Authority. The Board is a public corporation
               --------------------------
     duly organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Bonds, (2) to use the proceeds thereof to refund the Notes issued to pay the cost to acquire, construct and install the Project Facilities, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations under, the Indenture and this Agreement. This Agreement and the Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

          (b)  Pending Litigation.  There are no actions, suits, proceedings,
               ------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Bonds, the Indenture, this Agreement, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c)  Issue, Sale and Other Transactions Are Legal and Authorized.  The
               -----------------------------------------------------------
     issue and sale of the Bonds and the execution and delivery by the Board of the Indenture and this Agreement and the compliance by the Board with all of the provisions of each thereof and of the Bonds (i) are within the purposes, powers and authority of the Board, (ii) to the best of the knowledge of the Board, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted Encumbrances) upon any property of the Board under the provisions of, its Certificate of Incorporation or Bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

          (d)  Governmental Consents. Neither the nature of the Board nor any of
               ---------------------
     its activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Indenture and this Agreement, or the offer, issue, sale or delivery of the Bonds, other than
     (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Bonds required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of Notification as may be required by said Act, and (ii) the due filing and recording of this Agreement, the Indenture and the financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued a Certificate of Notification applicable to the Bonds, which Certificate of Notification has not been revoked or rescinded and is in full force and effect.

          (e)  No Defaults.  The Board is not in default under the Act or under
               -----------
     its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which is bound.

          (f)  No Prior Pledge.  Neither the Project, this Agreement nor any of
               ---------------
     the payments to be received by the Board under this Agreement have been mortgaged, pledged or hypothecated in any manner or for any purpose other than as provided in the Indenture as security of the payment of the Bonds.

          (g)  Nature and Location of Project.  The Project will constitute a
               ------------------------------
     "project" within the meaning of the Act, and the acquisition, construction and installation of the Project Facilities is in furtherance of the public purpose of the Act. The Project will be located within 25 miles of the corporate limits of the City, and no part thereof is located within the corporate limits or the police jurisdiction of any other incorporated municipality or any county of any state other than Russell County, Alabama.

          (h)  Official Action. By resolutions duly adopted on November 3, 1987,
               ---------------
     January 20, 1988, August 31, 1988, February 27, 1991, October 22, 1991 and December 19, 1991, the Board took official action providing for the acquisition, construction and installation of the Project Facilities and the financing of the Project Facilities through the issuance of the Bonds.

     Section 2.2 - Representations and Warranties by the Company. The Company makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (ii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

          (b) The Company has the corporate power and has been duly authorized to enter into this Agreement and to perform all of its obligations hereunder and thereunder.

          (c) The willingness of the Board to issue the Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

          (d) The Project will create or preserve jobs and employment opportunities within the boundaries of the State of Alabama, thereby improving the economic welfare of the State of Alabama and the City.

          (e) The acquisition, construction, and installation of any part of the Project was not commenced, and no item which constitutes a part of the Project was ordered, prior to the date of the resolution referred to in
     Section 2.1(h) above that refers to such part of the Project.

          (f) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Agreement, or performing any of its obligations hereunder; and the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Agreement will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

          (g) The acquisition, construction, and installation of the Project will comply in all material respects with all applicable zoning, planning, building, environmental and other regulations of the governmental authorities having jurisdiction of the Project, and all necessary permits, licenses, consents and permissions necessary for the Project have been or will be obtained.

          (h) The acquisition, construction, and installation of the Project as well as its intended use and operation are in complete conformance with the purposes and provisions of the Act.

          (i) No event has occurred and no condition exists that would constitute an "Event of Default" under this Agreement which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under this Agreement.

          (j) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

                                  ARTICLE III

                           LEASING CLAUSES AND TITLE

     Section 3.1 - Lease of the Project. The Board hereby leases to the Company, and the Company hereby leases from the Board, the Project at the rent set forth in Sections 5.3 and 5.7 and in accordance with the provisions hereof.

     Section 3.2 - Warranty of Title. The Board for itself, its successors and assigns, warrants to the Company, its successors and assigns, that it has good and marketable fee simple title in and to the Project Land free from all encumbrances except Permitted Encumbrances. Upon the execution and delivery of this Agreement, the Board agrees that it will furnish to the Company an opinion of the Board's counsel stating that the Board holds such title in and to the Project Land.

     Section 3.3 - Quiet Enjoyment. The Board warrants and covenants that it will defend the Company in the quiet enjoyment and peaceable possession of the Project, and all appurtenances thereto belonging, free from all claims of all persons whomsoever, throughout the Lease Term, so long as the Company shall perform the covenants, conditions and agreements to be performed by it hereunder, or so long as the period for remedying any default in such performance shall not have expired.


                                   ARTICLE IV

                     COMPLETION OF THE PROJECT FACILITIES;
                             ISSUANCE OF THE BONDS

     Section 4.1 - Agreement to Acquire, Construct and Install the Project Facilities. The Board agrees that it will cause the Project Facilities to be acquired, constructed and installed on the Project Land, wholly within the boundary lines thereof.

     The Board agrees that it will enter into, or accept the assignment of, such contracts as the Company may request in order to effectuate the purposes of this Section but that it will not execute any other contract or give any order for construction or for the acquisition and installation of any equipment relating to the Project Facilities, unless and until the Authorized Company Representative shall have approved the same in writing.

     The Board hereby makes, constitutes and appoints the Company and The Mead Corporation as its true, lawful and agents for the acquisition, construction and installation of the Project Facilities, and the Company and The Mead Corporation have accepted such agency to act and do all things on behalf of the Board, to perform all acts and agreements of the Board hereinbefore provided in this Section, and to bring any actions or proceedings against any person which the Board might bring with respect thereto as the Company and The Mead Corporation shall deem proper. The Board hereby ratifies and confirms all actions of, and assumes and adopts all contracts entered into by, the Company and The Mead Corporation with respect to the Project Facilities prior to the date hereof. This appointment of the Company and The Mead Corporation to act as agents and all authority hereby conferred or granted is conferred and granted irrevocably until all activities in connection with the acquisition, construction and installation of the Project Facilities shall have been completed, and shall not be terminated prior thereto by act of the Board or of the Company and The Mead Corporation. So long as the Company is not in default hereunder, upon the completion of the Project (or at any time prior or subsequent thereto upon the request of the Company) the Board will assign to the Company all warranties and guarantees of all contractors, subcontractors, suppliers, architects and engineers for the furnishing of labor, materials or equipment or supervision or design in connection with the Project Facilities and any rights or causes of action arising from or against any of the foregoing.

     Section 4.2 - Agreement to Issue Bonds; Application of Bond Proceeds. In order to provide funds for the payment of the cost of the acquisition, construction and installation of the Project Facilities through the refunding of the Notes, the Board agrees that it will authorize, sell and deliver the Bonds to the initial purchasers thereof. Upon receipt of the proceeds from the sale of the Bonds, the Board will deposit all accrued interest (if any) received upon the sale of the Bonds in the Bond Fund and will deposit the balance of the proceeds from said sale to the Project Fund, to be applied to the payment of the Notes upon receipt by the Trustee of Notes tendered for cancellation.

     Section 4.3 - Company Required to Pay Costs if Project Fund Insufficient. If the moneys in the Project Fund available for payment of the costs of the Project Facilities should not be sufficient to pay the costs thereof in full, and if Additional Bonds are not issued to finance the completion of the Project Facilities, the Company agrees to complete the Project Facilities and to pay all that portion of the costs of the Project Facilities as may be in excess of the moneys available therefor in the Project Fund. The Board does not make any warranty, either express or implied, that the moneys which will be paid into the Project Fund and which, under the provisions hereof, will be available for payment of the costs of refunding the Notes, will be sufficient to pay all the costs which will be incurred in that connection. The Company agrees that if after exhaustion of the moneys in the Project Fund the Company should pay any portion of the costs of refunding the Notes pursuant to the provisions of this Section, it shall not be entitled to any reimbursement therefor from the Board or from the Trustee or from the holders or owners of any of the Bonds, nor shall it be entitled to any diminution in or postponement or abatement of the rents payable under Section 5.3.

     Section 4.4 - Board to Pursue Remedies Against Suppliers, Contractors and Subcontractors and Their Sureties. At the direction and sole cost of the Company, the Board will promptly proceed, either separately or in conjunction with others, to exhaust the remedies of the Board against any defaulting supplier, contractor or subcontractor and against any surety therefor, for the performance of any contract made in connection with the Project Facilities. If the Company shall so notify the Board, the Company may, in its own name or in the name of the Board, prosecute or defend any action or proceeding or take any other action involving any such supplier, contractor, subcontractor or surety which the Company deems reasonably necessary, and in such event the Board agrees to cooperate fully with the Company and to take all action necessary, to the extent it might lawfully do so, to effect the substitution of the Company for the Board in any such action or proceeding. Any moneys recovered by way of damages, refunds, adjustments or otherwise in connection with the foregoing shall be paid to the Bond Fund.

     Section 4.5 - Issuance of Additional Bonds. So long as there shall not have occurred and be continuing an event of default hereunder or under the Indenture, the Board shall, from time to time at the request of the Company, use its best efforts to issue Additional Bonds in aggregate principal amounts as requested by the Company under the terms and conditions provided herein and in the Indenture, but in no event shall the Board be liable for not issuing Additional Bonds. Additional Bonds may be issued to finance the (a) payment of outstanding Notes, (b) refunding all of the Bonds of any one or more series then outstanding, (c) payment of costs of the Project or (d) any combination of the foregoing; provided, in any case, that either prior to or contemporaneously with the issuance of Additional Bonds (i) the terms, conditions, manner of issuance, purchase price, delivery and contemplated disposition of the proceeds of the sale of such Additional Bonds shall have been approved in writing by the President or any Vice President of the Company, and (ii) the conditions specified in Article IV of the Indenture with respect to the issuance of such Additional Bonds shall have been satisfied.

                                   ARTICLE V

                       EFFECTIVE DATE OF THIS AGREEMENT;
                   DURATION OF LEASE TERM; RENTAL PROVISIONS

     Section 5.1 - Effective Date of This Agreement; Duration of Lease Term. This Agreement shall become effective upon its execution and delivery and the leasehold interest created hereby shall then begin, and, unless sooner terminated or extended under the provisions hereof (including particularly Articles X and XI), shall expire upon the latter to occur of the following events: (i) midnight, September 1, 2037, or (ii) payment in full of all Bonds and any Additional Bonds.

     Section 5.2 - Delivery and Acceptance of Possession. The Board agrees to deliver to the Company sole and exclusive possession of the Project (subject to the right of the Trustee to enter thereon for inspection purposes and to the other provisions of Section 8.2) on the Completion Date and the Company agrees to accept possession of the Project upon such delivery; provided, however, that the Company shall be permitted such possession of the Project prior to the Completion Date as shall not interfere with the acquisition, construction and installation of the Project Facilities.

     Section 5.3 - Rents and Other Amounts Payable. On March 1, 1998, and September 1 and March 1 in each year thereafter until payment in full of the Bonds, the Company shall pay to the Trustee, for the account of the Board, as rent for the Project, a sum of money equal to the amount payable on such date as principal of and interest on the Bonds, as provided in the Indenture. In any event, on each date on which a payment of principal or interest is payable on the Bonds, if at any such date the amount of money available in the Bond Fund is insufficient to make required payments of principal and interest on such date, the Company shall forthwith pay to the Trustee, in immediately available funds, the amount of any such deficiency.

     Anything herein to the contrary notwithstanding, any amount of money at any time held by the Trustee in the Bond Fund shall be credited against the next succeeding payment of rent and shall reduce the payment to be then made by the Company; and further, if, and for so long as, the amount held by the Trustee in the Bond Fund should be sufficient to pay at the times required the principal of and the interest on all Bonds then remaining unpaid, the Company shall not be obligated to make any further rental payments under the provisions of this Section.

     The Company agrees to pay to the Trustee until the principal of and the interest on the Bonds shall have been paid in full (i) an amount equal to the annual fee of the Trustee for the Ordinary Services of the Trustee rendered and its Ordinary Expenses incurred under the Indenture, (ii) the reasonable fees and charges of the Trustee and any other paying agent for acting as paying agent and as bond registrar and the reasonable fees of Trustee's counsel as provided in the Indenture, as and when the same become due, and (iii) the reasonable fees and charges of the Trustee for Extraordinary Services rendered by it and Extraordinary Expenses incurred by it, as such terms are defined in the Indenture, as and when the same become due; provided, that the Company may, without precipitating an Event of Default hereunder, withhold such payment to contest in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any such fees, charges or expenses.

     If the Company should fail to make any of the payments required in this Section, the item or installment which the Company has failed to make shall continue as an obligation of the Company until the same shall have been fully paid, and the Company agrees to pay the same (in the case of interest, to the extent permitted by law) with interest thereon at the rate per annum equal to one percent per annum over the applicable interest rate borne by the Bonds, calculated as described in the Indenture. The provisions of this Section shall be subject to the provisions of Section 9.6.

     Section 5.4 - Place of Rental Payments.  The rents provided for in Section
5.3 and the interest on delinquent rents shall be paid directly to the Trustee for the account of the Board and will be deposited in the Bond Fund. The other payments provided for in Section 5.3 shall be paid directly to the Trustee for its own use or for disbursement to any other paying agent, as the case may be.

     Section 5.5 - Obligations of Company Hereunder Absolute and Unconditional. Subject to the provisions of Section 9.6, the obligations of the Company to make the payments required in Section 5.3 and to perform and observe the other agreements on its part contained herein shall be absolute and unconditional. Until such time as payment in full of the Bonds shall have been made, the Company (i) will not suspend or discontinue any payments provided for in Section
5.3 except to the extent the same have been prepaid, (ii) will perform and observe all of its other agreements contained herein, (iii) will not suspend or discontinue any payments provided for in Section 5.3 because of any right of set off which the Company may have against the Board, the Trustee or the holder of any Bond (provided that nothing herein shall prevent the assertion of any claim by the Company by separate suit or compulsory counterclaim) and (iv) except as provided in Section 11.1 will not terminate the Lease Term for any cause, including, without limiting the generality of the foregoing, failure of the Board to complete the Project Facilities, failure of the Board's title in and to the Project or any part thereof, any acts or circumstances that may constitute failure of consideration, eviction or constructive eviction, destruction of or damage to the Project, commercial frustration of purpose, any change in the tax or other laws of the United States of America or of the State or any political subdivision of either or any failure of the Board to perform and observe any agreement, whether express or implied, or any duty, liability or obligation arising out of or in connection herewith or with the Indenture. Nothing contained in this Section shall be construed to release the Board from the performance of any of the agreements on its part herein contained; and if the Board should fail to perform any such agreement, the Company may institute such action against the Board as the Company may deem necessary to compel performance or recover its damages for nonperformance so long as such action shall not do violence to the agreements on the part of the Company contained in the preceding sentence. The Company may, however, at its own cost and expense and in its own name or in the name of the Board, prosecute or defend any action or proceeding or take any other action involving third persons which the Company deems reasonably necessary in order to insure the completion of the acquisition, construction and installation of the Project Facilities or to secure or protect its right of possession, occupancy and use of the Project hereunder, and in such event the Board hereby agrees to cooperate fully with the Company and to take all lawful action which is required to effect the substitution of the Company for the Board in any such action or proceeding if the Company shall so request.

     Nothing contained herein shall be construed to be a waiver of any rights which the Company may have against the Board under this Agreement, or against other persons under this Agreement, the Indenture, or otherwise, or under any provision of law.

     Section 5.6 - Company's Performance Under Indenture. The Company agrees, for the benefit of the holders from time to time of the Bonds, to do and perform all acts and things contemplated in the Indenture to be done or performed by it.

     Section 5.7 - Payments in Lieu of Taxes. The Board and the Company acknowledge that, under present law, the Project, as long as it is owned by the Board, is exempt from ad valorem taxation by the State of Alabama or any political or taxing subdivision thereof, including Russell County.

     The Company agrees that it will make payments in lieu of taxes ("PILOT Payments")so long as the Bonds and any Additional Bonds are outstanding and subject to the provisions of the last paragraph of this Section 5.7, in the
amounts and at the times and in the manner set forth below.   The PILOT Payments
shall be payable on August 15 of each year, commencing August 15, 1998.

     The aggregate PILOT Payments for each year shall be in an amount equal to 60% of the "education taxes" (as defined below) that would be payable with respect to the Project leased under the Lease, calculated as of the December 31 of the second preceding calendar year (each December 31, an "Assessment Date") with respect to those portions of the Project capitalized for financial accounting purposes and leased under this Agreement on such Assessment Date. For purposes of this Section 5.7, "education taxes" means the ad valorem taxes then currently levied on property situated in Russell County to support public schools in Russell County (i.e.,
                                                                        ----
the levy for the Russell County Board of Education and the Russell County countywide schools levy levied as of the applicable Assessment Date), which taxes would be assessed against the Project if the Project was not exempt from ad valorem taxes. The PILOT Payments shall be distributed as follows: 55% to the Phenix City Board of Education, 35% to the Russell County Board of Education, 5% of the Calculation Amount to the City of Phenix City and 5% of the Calculation Amount to Russell County.

     The calculation of the amount of PILOT Payments due shall be made by the Company and by March 15 of each year, the Company will provide to the Board and each recipient of PILOT Payments a report of the amount due on the next succeeding August 15. The Company's calculations of the PILOT Payments, absent manifest error, shall be conclusive and binding upon the Board and all recipients of PILOT Payments.

     The Board acknowledges that the obligation of the Company to made any payment of PILOT Payments as additional rent provided for in this section is conditioned upon the Project remaining exempt from ad valorem taxation throughout the period or term to which the Project so becomes subject to ad valorem taxation.


                                  ARTICLE VI

                MAINTENANCE, MODIFICATION, TAXES AND INSURANCE

     Section 6.1 - Maintenance and Modification of Project Facilities by
     Company.

          (a)  Throughout the Lease Term, the Company shall at its own expense
     (i) keep the Project Facilities in as reasonably safe condition as the operation thereof will permit, and (ii) keep the Project Facilities in good repair and in good operating condition, making from time to time all necessary repairs thereto and renewals and replacements thereof.

          (b) The Company may from time to time, in its sole discretion and at its own expense, make any additions, modifications or improvements to the Project Facilities, including installation of additional machinery, equipment, and related property that do not impair the effective use of the Project Facilities. All machinery, equipment and related personal property so installed by the Company shall not be subject to this Agreement but shall be subject to the Landlord's Lien created under the Code of Alabama 1975, Section 35-9-60. All such machinery, equipment and related personal property may be modified or removed at any time while there exists no event of default hereunder; provided, that any damage to the Project Facilities occasioned by such modification or removal shall be repaired by the Company at its own expense.

          (c) The Company shall not permit any mechanics', materialmen's, suppliers', vendors' or other similar liens to be established or remain against the Project for labor or materials furnished or services rendered in connection with any additions, modifications, improvements, repairs, renewals or replacements so made by it; provided, that if the Company shall first notify the Trustee of its intention so to do, the Company may in good faith contest any mechanics', materialmen's, suppliers', vendors' or other similar liens filed or established against the Project, and in such event may permit the items so contested to remain undischarged and unsatisfied during the period of such contest and any appeal therefrom unless the Board of the Trustee shall notify the Company that by nonpayment of any such items the lien or security interests afforded by this Agreement or the Indenture as to any part of the Project or the rents, payments and revenues from the Project will be materially endangered or the Project or any part thereof or the rents, payments and revenues from the Project will be subject to loss or forfeiture, in which event the Company shall promptly pay and cause to be satisfied and discharged all such unpaid items. The Board will cooperate fully with the Company in any such contest.

     Section 6.2 - Removal of Portions of Project. The Board shall not be under any obligation to renew, repair or replace any inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary items of machinery or equipment comprising the Project Facilities. If the Company in its sole discretion determines that any such items have become inadequate, obsolete, worn out, unsuitable, undesirable, inappropriate or unnecessary for its purposes at such time, the Company may remove such items from the Project and (on behalf of the Board) sell, trade in, or otherwise dispose of them (as a whole or in part) without any responsibility or accountability to the Board or the Trustee therefor, provided that such removal does not impair the operation of the Project Facilities.

     The removal of any portion of the Project Facilities pursuant to the provisions of this Section shall not entitle the Company to any diminution in or postponement or abatement of the rents payable under Section 5.3.

     The Company shall promptly report to the Trustee each such removal, substitution, sale, trade-in or other disposition.

     Section 6.3 - Taxes, Other Governmental Charges and Utility Charges. The Company agrees to pay promptly as and when the same shall become due and payable, each and every lawful cost, expense and obligation of every kind and nature, foreseen or unforeseen, for the payment of which the Board or the Company is or shall become liable by reason of its estate or interest in the Project or any portion thereof, by reason of any right or interest of the Board or the Company in or under this Agreement, or by reason of or in any manner connected with or arising out of the possession, operation, maintenance, alteration, repair, rebuilding or use of the Project or any part thereof. The Company also agrees to pay and discharge all lawful real estate taxes, personal property taxes, water charges, sewer charges, assessments and all other lawful governmental taxes, impositions and charges of every kind and nature, ordinary and extraordinary, general or special, foreseen or unforeseen, whether similar or dissimilar to any of the foregoing, and all applicable interest and penalties thereon, if any, which at any time during the term of this Agreement shall be or become due and payable by the Board or the Company and which shall be lawfully levied, assessed or imposed

          (a) upon or with respect to, or shall be or become liens upon, the Project or any portion thereof or any interest of the Board or the Company therein or under this Agreement;

          (b) upon or with respect to the income or profits of the Board from the Project or under this Agreement;

          (c) upon or with respect to the possession, operation, management, maintenance, alterations, repair, rebuilding, use or occupancy of the Project or any portion thereof; or

          (d) upon this transaction or any document to which the Board or the Company is a party creating or transferring an interest or an estate in the Project;

under or by virtue of any present or future law, statute, ordinance, regulation or other requirement of any governmental authority, whether federal, state, county, city, municipal, school or otherwise.

     The Company also agrees to pay any special assessments for public improvements or benefits for which the Company would have otherwise have been liable had it in fact been the owner of the Project.

     The Company shall, at its sole cost and expense, procure or cause to be procured any and all necessary building permits, other permits, licenses and other authorizations required for the lawful and proper construction, use, occupation, operation and management of the Project. The Company also agrees to pay or cause to be paid all lawful charges for gas, water, sewer, electricity, light, heat, power, telephone and other utility and service used, rendered or supplied to, upon or in connection with the Project and the Board will cooperate with the Company in securing such permits, licenses and authorizations.

     The Company may, at its own expense and in its own name and behalf or in the name and behalf of the Board, in good faith contest any such taxes, assessments and other charges and, in the event of any such contest, may permit the taxes, assessments and other charges so contested to remain unpaid during the period of such contest and any appeal therefrom unless the Board or the Trustee shall notify the Company that by nonpayment of any such items the lien or security interests afforded by this Agreement or the Indenture as to any part of the Project or the rents, payments and revenues derived from the Project will be materially endangered or the Project or any part thereof will be subject to loss or forfeiture, in which event such taxes, assessments or charges shall be paid promptly. The Board shall cooperate fully with the Company in any such contest. If the Company shall fail to pay any of the foregoing items required by this Section to be paid by the Company and shall not cure any failure within any applicable curative provisions provided herein, the Board or the Trustee may (but shall be under no obligation to) pay the same, and any amounts so advanced therefor by the Board or the Trustee shall become an additional obligation of the Company to the one making the advancement, which amounts, together with interest thereon at the rate of interest borne by the Bonds from the date thereof, the Company agrees to pay.

     Section 6.4 - Insurance Required. Throughout the Lease Term the Company shall keep the Project continuously insured (or maintain programs of self-insurance) against such risks as are customarily insured against by businesses of like size and type.

     Section 6.5 - Application of Net Proceeds of Insurance. The insurance carried pursuant to the provisions of Section 6.4 shall be applied as follows:
(i) the Net Proceeds of casualty insurance shall be applied as provided in
Section 7.1, and (ii) the Net Proceeds of public liability insurance shall be applied toward extinguishment or satisfaction of the liability with respect to which such insurance proceeds may be paid.

     Section 6.6 - Additional Provisions Respecting Insurance. All insurance, if any, required in Section 6.4 may be taken out and maintained in insurance companies selected by the Company and may be written with deductible amounts comparable to those on similar policies carried by other companies engaged in businesses similar in size and type and other respects as the Company. The insurance hereby required may be contained in blanket policies or self-insurance programs now or hereafter maintained by the Company.

     Section 6.7 - Other Board Expenses. Anything to the contrary herein notwithstanding, the Company shall pay any reasonable and necessary expenses not specifically mentioned herein which are incurred by the Board in connection with the Project, this Agreement, the Indenture, any financing statements or the Bonds, and which are not payable from the Project Fund pursuant to Section 4.2.

     Section 6.8 - Advances by Board or Trustee. If the Company fails to maintain the insurance coverage required hereby or fails to keep the Project Facilities in as reasonably safe condition as its operating conditions will permit, or fails to keep the Project Facilities in good repair and good operating condition and shall not cure any failure within any applicable curative provisions provided herein, the Board or the Trustee may (but unless satisfactorily indemnified shall be under no obligation to) take out policies of insurance and pay the premiums on the same or make the required repairs, renewals and replacements; and all amounts so advanced therefor by the Board or the Trustee will become an additional obligation of the Company to the one making the advancement, which amounts, together with interest thereon at the rate of interest borne by the Bonds from the date thereof, the Company agrees to pay.

     Section 6.9 - Indemnification of Board and Trustee. The Company will also pay and discharge and will indemnify and hold harmless the Issuer and the members, officers, agents and employees of the Issuer from (a) any condition of the Project caused by the Company, (b) any liens, taxes, assessments, impositions and other charges upon payments by the Company to the Issuer hereunder, (c) any breach or default on the part of the Company in the performance of any of its obligations hereunder, (d) any act of negligence of the Company or of its agents, contractors, servants, employees or licensees, (e) any act of negligence of any assignee or sublessee of the Company, or of any agents, contractors, servants, employees or licensees of any assignee or sublessee of the Company and (f) any and all liability, damages, costs and expenses arising out of or resulting from the acquisition, construction and installation of the Project or the use or operation of the Project or any other activity carried out thereon or in connection therewith or the transactions contemplated by this Agreement and the Indenture, including the reasonable fees and expenses of counsel, except as the same may arise out of the negligence or misconduct on the part of the Issuer. If any such lien or charge is sought to be imposed upon payments, or any such taxes, assessments, impositions or other charges are sought to be imposed, or any such liability, damages, costs and expenses are sought to be imposed, the Issuer will give prompt notice to the Company, and the Company shall have the sole right and duty to assume, and will assume, the defense thereof, with full power to litigate, compromise or settle the same in its sole discretion. The indemnification provided by this Section shall survive the termination of this Agreement.

     The Company agrees to indemnify the Trustee, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the Indenture, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties thereunder or hereunder.

     Section 6.10 - Investment Credit. The Board agrees that any investment tax credit with respect to the Project or any part thereof shall be made available to the Company, and the Board will fully cooperate with the Company in any effort by the Company to avail itself of any such investment tax credit, but neither the Board nor the Trustee shall have any responsibility or liability for the Company's failure to receive any such investment tax credit. The Board agrees to cause the Trustee to cooperate in making any investment tax credit available to the Company.

                                  ARTICLE VII

                     DAMAGE, DESTRUCTION AND CONDEMNATION

     Section 7.1 - Damage and Destruction. If prior to payment in full of the Bonds the Project Facilities are destroyed (in whole or in part) or are damaged by fire or other casualty, the Company, or the Board at the Company's direction,
(i) shall promptly replace, repair, rebuild or restore the property damaged or destroyed to substantially the same condition as existed prior to the event causing such damage or destruction, with such changes, alterations and modifications (including the substitution and addition of other property) as may be desired by the Company and as will not impair the operation of the Project Facilities, and (ii) shall apply for such purpose so much as may be necessary of any Net Proceeds of insurance resulting from claims for such losses, as well as any additional moneys of the Company necessary therefor. All Net Proceeds of insurance resulting from claims for such losses shall be paid to the Company.
If said Net Proceeds are not sufficient to pay in full the costs of such replacement, repair, rebuilding or restoration, the Company shall nonetheless complete the work thereof and shall pay that portion of the costs thereof in excess of the amount of said Net Proceeds. The Company shall not, by reason of the payment of such excess costs, be entitled to any reimbursement from the Board or any abatement, diminution or postponement of the amounts payable under
Section 5.3.

     Section 7.2 - Condemnation. If the title in and to, or the temporary use of, the Project or any part thereof shall be taken under the exercise of the power of eminent domain by any governmental body or by any other person acting under governmental authority, the Company shall be obligated to continue to pay the rents specified in Section 5.3. The Board, the Company and the Trustee shall cause the Net Proceeds received by them or any of them, from any award made in such eminent domain proceeding, to be paid to and held by the Company and applied in one or more of the following ways at the election of the Company:

          (a) the restoration of the Project to substantially the same condition as existed prior to the exercise of such power of eminent domain;

          (b) the acquisition, by construction or otherwise, of other industrial facilities suitable for the Company's operations at the Project (which facilities will be deemed a part of the Project and available for use and occupancy by the Company and will be leased to the Company hereunder without the payment of any rents other than herein provided to the same extent as if such other improvements were specifically described herein); provided, that such facilities will be acquired subject to no liens, security interests or encumbrances prior to the lien afforded by this Agreement and the Indenture, other than Permitted Encumbrances; or

          (c) payment into the Bond Fund to provide for payment in full of the Bonds at the earliest date that the Bonds may be called for redemption.

     The Board shall cooperate fully with the Company in the handling and conduct of any prospective or pending eminent domain proceeding with respect to the Project or any part thereof and shall, to the extent it may lawfully do so, permit the Company to litigate in any such proceeding in the name and on behalf of the Board. In no event will the Board voluntarily settle, or consent to the settlement of, any prospective or pending eminent domain proceeding with respect to the Project or any part thereof without the written consent of the Company.

     Section 7.3 - Condemnation of Company-Owned Property. The Company shall be entitled to the proceeds of any condemnation award or portion thereof made for damages to or taking of its own property or for damages on account of the taking of or interference with the Company's rights to possession, use or occupancy of the Project.

     Section 7.4 - Further Assurances and Corrective Instruments. The Board and the Company agree that they will, from time to time, execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, such supplements hereto and such further instruments as may reasonably be required for correcting any inadequate or incorrect description of the Project herein described or intended so to be or for carrying out the intention of or facilitating the performance of this Agreement.

                                 ARTICLE VIII

                              SPECIAL AGREEMENTS

     Section 8.1 - No Warranty of Condition or Suitability by the Board. THE BOARD MAKES NO WARRANTY, EITHER EXPRESS OR IMPLIED, AS TO THE CONDITION OF THE PROJECT OR THAT IT WILL BE SUITABLE FOR THE COMPANY'S PURPOSES OR NEEDS. The Company releases the Board from, agrees that the Board shall not be liable for and agrees to hold the Board harmless against, any loss that may be occasioned by any cause whatsoever pertaining to the Project or the use thereof.

     Section 8.2 - Inspection of the Project. The Company agrees that the Authorized Board Representative and any duly authorized agent of the Trustee shall have the right at all reasonable times to enter upon, examine and inspect the Project without interference or prejudice to the operations of the Company. The Company further agrees that any authorized agent of the Board or the Trustee shall have such rights of access to the Project as may be reasonable and necessary for the proper maintenance of the

Project in the event of the failure by the Company to perform its obligations under Section 6.1.

     Section 8.3 - Company to Maintain Its Corporate Existence; Exceptions Permitted. The Company agrees that it will maintain its corporate existence, will not dissolve or otherwise dispose of all or substantially all of its assets and will not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it; provided that the Company may, without violating the agreement contained in this Section 8.3, consolidate with or merge into another corporation incorporated and existing under the laws of one of the states of the United States of America or the District of Columbia (a "domestic corporation"), or permit one or more other domestic corporations to consolidate with or merge into it, or sell or otherwise transfer to another domestic corporation all or substantially all of its assets as an entirety and thereafter dissolve, provided, if the Company is not the surviving, resulting or transferee corporation, as the case may be, such surviving, resulting or transferee corporation assumes in writing all of the obligations of the Company under the Agreement and qualifies to do business in the State. Notwithstanding the foregoing, the Company shall not dissolve or otherwise dispose of all or substantially all of its assets and shall not consolidate with or merge into another corporation or permit one or more other corporations to consolidate with or merge into it if, after giving effect to such action, a default would result under this Agreement or the Indenture.

     Section 8.4 - Qualification in the State. The Company agrees (except as may be otherwise permitted pursuant to the provisions of Section 8.3) that throughout the Lease Term it will continue to be a corporation either organized under the laws of the State or duly qualified to do business in the State as a foreign corporation.

     Section 8.5 - Granting of Easements. If no Event of Default shall have happened and be continuing, the Company may at any time or times cause to be granted easements (including party wall agreements), licenses, rights-of-way (temporary or perpetual and including the dedication of public highways) and other rights or privileges in the nature of easements with respect to any property included in the Project Land and such grant will be free from any lien or security interest created by this Agreement and the Indenture, or the Company may cause to be released existing easements, licenses, rights-of-way and other rights or privileges in the nature of easements, held with respect to any property included in the Project Land with or without consideration and the Board agrees that it shall execute and deliver and will cause and direct the Trustee to execute and deliver any instrument necessary or appropriate to confirm and grant or release any such easement, license, right-of-way or other right or privilege upon receipt of: (i) a copy of the instrument of grant or release, and (ii) a written application signed by the president or any vice president of the Company requesting the execution and delivery of such instrument and stating that such grant or release is not detrimental to the proper conduct of the business of the Company, and that such grant or release will not impair the effective use or interfere with the operations of the Project Facilities and will not materially weaken, diminish or impair the security intended to be given by or under this Agreement and the Indenture.

     Section 8.6 - Release of Certain Land. Notwithstanding any other provision hereof, the parties hereto reserve the right to amend this Agreement at any time and from time to time by mutual agreement for the purpose of effecting the release of and removal of (i) any unimproved part of the Project Land (on which no component of the Project Facilities is located but on which parking, transportation or utility facilities may be located) on which the Board proposes to construct improvements for lease or sale to another person or persons under another and different agreement, or (ii) any part of the Project Land with respect to which the Board proposes to grant an easement or convey a fee interest or other title to a railroad or other public or private carrier or to any public utility or public body in order that transportation facilities or services by rail, water, road or other means or utility services for the Project may be provided, increased or improved; provided, that if at the time any such amendment is made any of the Bonds are outstanding, there shall be deposited with the Trustee the following:

          (a)  a copy of such amendment as executed;

          (b) a resolution of the Board (i) stating that the Board is not in default under any of the provisions hereof or of the Indenture and that the Company is not to the knowledge of the Board in default under any of the provisions hereof, (ii) giving an adequate legal description of that portion of the Project Land to be released, (iii) stating the purpose for which the Board desires the release, (iv) stating that the improvements which will be constructed or the facilities and services which will be provided, increased or improved will be such as will promote at least one of the public purposes of the Board, and (v) requesting such release;

          (c) a certificate of the president or any vice president of the Company indicating approval of such amendment and stating that the Company is not in default under any of the provisions hereof;

          (d) a copy of the agreement between the Board and such other person wherein the Board agrees to construct improvements on the portion of the Project Land so requested to be released and agrees to lease or sell the same to such other person, and wherein such other person agrees to lease or purchase the same from the Board, or a copy of the instrument granting the easement or conveying the title or other interest to a railroad, public utility or public body; and

          (e) a certificate of the Authorized Company Representative, dated not more than 60 days prior to the date of such amendment and stating that (i) the portion of the Project Land so proposed to be released is necessary or desirable for railroad, utility services or roads to benefit the Project or is not otherwise needed for the operation of the Project Facilities for the purposes hereinabove stated, and (ii) the release so proposed to be made will not impair the usefulness of the Project Facilities and will not destroy the means of ingress thereto and egress therefrom.

No release effected under this Section shall entitle the Company to any diminution in or postponement or abatement of the rents payable under Section 5.3.


                                  ARTICLE IX

                 ASSIGNMENT, SUBLEASING, PLEDGING AND SELLING;
                   REDEMPTION; RENT PREPAYMENT AND ABATEMENT

     Section 9.1 - Assignment and Subleasing. This Agreement may be assigned by the Company without the necessity of obtaining the consent of the Board or the Trustee, subject, however, to the following conditions:

          (a) no assignment (other than pursuant to Section 8.3) or sublease shall relieve the Company from primary liability for any of its obligations hereunder, and if any such assignment occurs, the Company shall continue to remain primarily liable for payment of the rents specified in Section 5.3 and for performance and observance of the other agreements on its part herein provided to be performed and observed by it; and

          (b) the Company shall, within 30 days after the delivery thereof, furnish or cause to be furnished to the Board and to the Trustee a true and complete copy of each such assignment or sublease, as the case may be, together with any instrument of assumption.

     Section 9.2 - Pledge under Indenture. Under the terms of the Indenture, the Board shall assign and create a security interest with respect to its interest in, and pledge all rents, revenues and receipts arising out of or in connection with its ownership of, the Project to the Trustee, as security for the payment of the principal of and interest on the Bonds, but the Indenture and said assignment and pledge shall be subject and subordinate to this Agreement.

     Section 9.3 - Restrictions on Sale of Project by Board. The Board agrees that, except as set forth in Section 9.2 or as otherwise provided in the Agreement and Indenture, it shall not (i) sell (other than as contemplated herein), assign, transfer or convey the Project during the Lease Term, (ii) create or suffer to be created any debt, lien or charge on the rents, payments and revenues arising out of or in connection with its ownership of the Project, or (iii) take any other action which might reasonably be construed as tending to cause or induce the levy or assessment of ad valorem taxes on the Project or on its title in and to the Project. If the laws of the State at the time permit such action to be taken, nothing contained in this Section shall prevent the consolidation of the Board with, or the merger of the Board into, or the transfer of the Project as an entirety to, any public corporation whose property and income are not subject to taxation and which has corporate authority to carry on the business of owning and leasing the Project; provided (a) that no such action shall be taken without the prior written consent of the Company, unless such action shall be required by law, and (b) that upon any such consolidation, merger or transfer, the due and punctual payment of the principal of and the interest on the Bonds, and the due and punctual performance and observance of all the agreements hereof to be kept and performed by the Board, shall be expressly assumed in writing by the corporation resulting from such consolidation or surviving such merger or to which the Project shall be transferred as an entirety.

     Section 9.4 - Redemption of Bonds. The Board, at the request at any time of the Company and if the same are then redeemable, shall forthwith take all steps that may be necessary under the applicable redemption provisions of the Indenture to effect redemption of all or any portion of the Bonds, as may be specified by the Company, on the earliest applicable redemption date on which such redemption may be made under such applicable provisions or upon the date set for the redemption by the Company pursuant to Sections 7.2 or 11.1. As long as the Company is not in default hereunder and the Board is not obligated to call Bonds pursuant to the terms of the Indenture, the Board shall not redeem any Bond prior to its respective stated maturity unless requested to do so in writing by the Company.

     Section 9.5 - Prepayment of Rents. There is expressly reserved to the Company the right, and the Company is authorized and permitted, at any time it may choose, so long as it is not in default hereunder, to prepay all or any part of the rents and other payments payable under Section 5.3, and the Board agrees that the Trustee may accept such prepayment when the same is tendered by the Company. All prepaid rents shall be credited on the rents specified in Section 5.3, and at the election of the Company shall be used for the redemption or purchase of Bonds in the manner and to the extent provided in the Indenture.

     Section 9.6 - Rent Abatements if Bonds Paid Prior to Maturity. If at any time the Indenture is discharged in accordance with Article X of the Indenture, and if the Company is not at the time otherwise in default hereunder, the Company shall be entitled to use and occupy the Project, without the payment of rent during the interval (but otherwise on the terms and conditions hereof), from the date on which such moneys are in the Bond Fund to and including the later to occur of either (i) midnight, September 1, 2037 or (ii) payment in full of all Bonds and any Additional Bonds.

     Section 9.7 - Reference to Bonds Ineffective After Bonds Paid. Upon payment in full of the Bonds and all fees and charges of the Trustee, all references herein to the Bonds and the Trustee shall be ineffective and neither the Trustee nor the holders of any of the Bonds shall thereafter have any rights hereunder, saving and excepting those that shall have theretofore vested. Reference is hereby made to Section 1002 of the Indenture which sets forth the conditions upon the existence or occurrence of which payment in full of the Bonds shall be deemed to have been made.

                                   ARTICLE X

                        EVENTS OF DEFAULT AND REMEDIES

     Section 10.1 - Events of Default Defined. The following shall be Events of Default hereunder and the term Event of Default shall mean, whenever it is used herein, any one or more of the following events:

          (a) Failure by the Company to make any payment required under Section
     5.3 on or before the date that the payment is due and continuance of such failure for ten Business Days after receipt of notice of such failure from the Trustee.

          (b) Failure by the Company to observe and perform any other covenant, condition or agreement on its part under this Agreement (other than as referred to in subsection (a) of this Section), for a period of ninety (90) days after written notice, specifying such failure and requesting that it be remedied, shall be given to the Company by the Trustee, unless the Trustee shall agree in writing to an extension of such time prior to its expiration; provided, however, if the failure stated in the notice cannot be remedied within the applicable period, the Board and the Trustee will not unreasonably withhold their consent to an extension of such time if it is possible to correct such failure and corrective action is instituted by the Company within the applicable period and diligently pursued until the default is corrected;

          (c) Any warranty, representation or other statement by or on behalf of the Company contained in this Agreement, or any instrument furnished in compliance with or in reference to this Agreement or the Indenture, is false or misleading in any material respect; or

          (d) The dissolution or liquidation of the Company or the filing by the Company of a voluntary petition in bankruptcy, or the commission by the Company of any act of bankruptcy, or adjudication of the Company as a bankrupt, or assignment by the Company for the benefit of its creditors, or the entry by the Company into an agreement of composition with its creditors, or the approval by a court of competent jurisdiction of a petition applicable to the Company in any proceeding for its reorganization instituted under the provisions of the Federal bankruptcy statutes, as amended, or under any similar act which may hereafter be enacted. The term "dissolution or liquidation of the Company", as used in this subsection, shall not be construed to include the cessation of the corporate existence of the Company resulting from a merger or consolidation of the Company into or with another corporation or a dissolution or liquidation of the Company following a transfer of all or substantially all of its assets as an entirety.

     Section 10.2 - Remedies. Whenever any Event of Default shall have happened and be continuing, the Trustee, as the assignee of the Board under the Indenture, shall have the following rights and remedies:

          (a) The Trustee may, and upon the written request of the holders of not less than twenty-five percent (25%) in outstanding principal amount of the Bonds, shall by notice in writing delivered to the Company, declare all installments of rent payable under Section 5.3 for the remainder of the Lease Term to be immediately due and payable. Upon such acceleration, the amount then due and payable by the Company as accelerated rent shall be the sum required to provide for payment in full of the Bonds on the earliest possible date on which such payment can be made. Such sums as may then become payable shall be paid into the Bond Fund and after payment in full of the Bonds and payment of any cost occasioned by such Event of Default, any excess moneys in the Bond Fund shall be returned to the Company as an overpayment of rent. Notwithstanding the foregoing, upon the occurrence of an Event of Default by reason of the occurrence of any event specified for
     Section 10.1(d), all installments of rent payable under Section 5.3 for the remainder of the Lease Term shall automatically become and be immediately due and payable without any action by the Trustee or the Board being necessary.

          (b) The Trustee may take whatever action at law or in equity may appear necessary or desirable to collect the rents and any other payments then due and thereafter to become due, or to enforce performance and observance of any covenant, condition or agreement of the Company hereunder;

          (c) The Trustee may exercise any remedies provided for in the Indenture and, with respect to any security interest, the rights of a secured party under the Uniform Commercial Code of the State.

Any amounts collected pursuant to action taken under this Section shall be paid into the Bond Fund and applied in accordance with the provisions of the Indenture or, if payment in full of the Bonds has been made, shall be paid to the Company.

     Section 10.3 - No Remedy Exclusive. No remedy herein conferred upon or reserved to the Board or the Trustee is intended to be exclusive of any other available remedy or remedies, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission to exercise any right or power accruing upon the occurrence of any Event of Default shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient. In order to entitle the Board or the Trustee to exercise any remedy reserved to it in this Article, it shall not be necessary to give any notice, other than such notice or notices as may be herein expressly required. Such remedies as are reserved to the Board in this Article shall also extend to the Trustee, and the Trustee and the holders of the Bonds shall be deemed third-party beneficiaries of all agreements herein contained.

     Section 10.4 - Agreement to Pay Attorneys' Fees and Expenses. If there should occur an Event of Default hereunder and the Board or the Trustee should employ attorneys or incur other expenses for the collection of rents or the enforcement of performance or observance of any agreement on the part of the Company herein contained, the Company agrees that it will on demand therefor pay to the Board or the Trustee the reasonable fee of such attorneys and such other reasonable expenses so incurred by the Board or the Trustee.

     Section 10.5 - No Additional Waiver Implied by One Waiver. If any agreement contained herein should be breached by either party and thereafter waived by the other party, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

     Section 10.6 - Waiver of Appraisement, Valuation, etc. If there should occur an Event of Default hereunder, the Company agrees to waive, to the extent it may lawfully do so, the benefit of all appraisement, valuation, stay, extension or redemption laws now or hereafter in force, and all right of appraisement and redemption to which it may be entitled.

     Section 10.7 - Waiver of Events of Default. Notwithstanding anything herein to the contrary, the Trustee shall be deemed to have waived any Event of Default hereunder and its consequences and to have rescinded any acceleration of the rents and other amounts payable under this Agreement whenever the Trustee has waived such Event of Default pursuant to the Indenture.


                                  ARTICLE XI

          OPTIONS IN FAVOR OF COMPANY; OBLIGATION TO PURCHASE PROJECT

     Section 11.1 - General Option to Prepay Rent and Purchase Project. At any time, the Company shall have, and is hereby granted, the option to prepay the rent payable under Section 5.3, in whole or in part. To exercise the option granted in this paragraph, the Company shall, on or before the 20th day next preceding the date set for redemption of the Bonds (which shall be an interest payment date if less than all the Bonds are to be redeemed), give written notice to the Board and the Trustee of its intention to exercise the option granted in this section on such date and shall specify therein the principal amount of Bonds to be redeemed with the moneys received upon such prepayment. Upon the exercise of such option, the Company shall direct the Trustee to redeem Bonds in the principal amount and on the date specified in the notice referred to in the preceding sentence and shall make arrangements satisfactory to the Trustee for the giving of the required notice of redemption of Bonds. The purchase price which shall be paid to the Trustee by the Company in the event of its exercise of the option granted in this paragraph shall be the sum of the principal amount of the Bonds to be redeemed plus accrued interest thereon to the redemption date plus all fees and expenses of the Trustee and the paying agent accrued and to accrue through such redemption date.

     The Company shall have the option to purchase the Project at any time, in the event that the Indenture is discharged pursuant to Article IX of the Indenture, by the Company (i) depositing irrevocably with the Trustee either moneys in an amount which shall be sufficient, or Government Obligations the principal of and interest on which when due will provide moneys which, together with the moneys, if any, deposited with or held by the Trustee at the same time and available for such purpose shall be sufficient pursuant to the Indenture, to pay the principal of and interest on all of the Bonds due and to become due on or prior to the redemption date (if the Bonds are to be redeemed) or maturity thereof; (ii) paying to the Trustee all Trustee's fees and expenses due in connection with the payment or redemption of any such Bonds, and, (iii) if any Bonds are to be redeemed on any date prior to their maturity, giving the Trustee irrevocable instructions to redeem such Bonds on such date and either evidence satisfactory to the Trustee that all redemption notices required by the Indenture have been given or irrevocable power authorizing the Trustee to give such redemption notices.

     Section 11.2 - Conveyance on Purchase. At the closing of any purchase of the Project as provided hereunder, the Board shall upon receipt of the purchase price deliver to the Company documents conveying to the Company good and marketable fee simple title in and to the Project, subject to the following:
(a) those liens, security interests and encumbrances (if any) to which such title in and to said property was subject at the effective date of this Agreement but excluding this Agreement and the Indenture; (b) those liens and encumbrances created by the Company or to the creation or suffering of which the Company consented; (c) those liens and encumbrances resulting from the failure of the Company to perform or observe any of its agreements contained herein; and
(d) Permitted Encumbrances other than this Agreement and the Indenture.

     Section 11.3 - Relative Positions of Options and Indenture. The options granted to the Company in this Article shall be and remain prior and superior to the Indenture and may be exercised whether or not there exists an Event of Default hereunder, provided that the existence of such Event of Default will not result in nonfulfillment of any condition to the exercise of any such option.


                                  ARTICLE XII

                                 MISCELLANEOUS

     Section 12.1 - Notices. All notices, certificates or other communications hereunder shall be sufficiently given and shall be deemed given when mailed by registered or certified mail, return receipt requested, postage prepaid, addressed as follows:

     (a)  If to the Board  - The Industrial Development
                                   Board of the City of
                                   Phenix City, Alabama
                                   c/o Kenneth A. Roberts
                                   SouthTrust Bank of Russell County
                                   P.O. Box 2316
                                   Phenix City, Alabama 36868-2316

                                   with a copy to

                                   Sydney Smith, Esq.
                                   Smith & Smith
                                   1503 Broad Street
                                   Phenix City, Alabama 36867

     (b)  If to the Company- Mead Coated Board, Inc.
                                   Mead World Headquarters
                                   Dayton, Ohio  45463
                                   Attention:  Treasurer

                                   with a copy to:
                                   Thompson Hine & Flory LLP
                                   312 Walnut Street
                                   14th Floor
                                   Cincinnati, Ohio  45202
                                   Attention: Robert A. Selak

     (c)  If to the Trustee- AmSouth Bank of Alabama
                                   1901 Sixth Avenue North
                                   Birmingham, Alabama 35203
                                   Attention: Corporate Trust
                                              Department

A duplicate copy of each notice, certificate or other communication given hereunder by either the Board, the Company or the Trustee to any one of the others shall also be given to all of the others. The Board, the Company and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent.

     Section 12.2 - Binding Effect. This Agreement shall inure to the benefit of and shall be binding upon the Board, the Company and their respective successors and assigns. To the extent provided herein and in the Indenture, the Trustee and the holders of the Bonds shall be deemed to be third party beneficiaries hereof, but nothing herein contained shall be deemed to create any right in, or to be for the benefit of, any other person not a party hereto.

     Section 12.3 - Severability. If any provision hereof shall be held invalid or unenforceable by any court of competent jurisdiction, such holding shall not invalidate or render unenforceable any other provision hereof.

     Section 12.4 - Amounts Remaining in Bond Fund. Subject to and in accordance with the terms and conditions of Section 709 of the Indenture, certain surplus moneys remaining in the two accounts in the Bond Fund shall belong to and be paid to the Company by the Trustee as an overpayment of rents.

     Section 12.5 - Amendments, Changes and Modifications. Except as otherwise provided herein or in the Indenture, subsequent to the date of issuance and delivery of the Bonds and prior to their payment in full, this Agreement may not be effectively amended or terminated without the written consent of the Trustee.

     Section 12.6 - Execution Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

     Section 12.7 - Captions. The captions and headings herein are for convenience only and in no way define, limit or describe the scope or intent of any provisions hereof.

     Section 12.8 - Recording of Agreement. This Agreement and every assignment and modification hereof shall be recorded in the Office of the Judge of Probate of Russell County, Alabama, or in such other office as may be at the time provided by law as the proper place for such recordation.

     Section 12.9 - Law Governing Construction of Agreement. This Agreement shall be governed by, and construed in accordance with, the laws of the State.

     Section 12.10 - Net Lease. This Agreement shall be deemed a "net lease", and the Company shall pay absolutely net during the Lease Term the rents specified herein, without abatement, deduction or set-off other than those herein expressly provided.

     IN WITNESS WHEREOF, the Board and the Company have caused this Agreement to be executed in their respective corporate names as of the date first above written.

                              THE INDUSTRIAL DEVELOPMENT
                              BOARD OF THE CITY OF
                              PHENIX CITY, ALABAMA


                                  Kenneth A. Roberts
                              By: -------------------------------
                                  Chairman



                              MEAD COATED BOARD, INC.


                                  William B. Plummer
                              By: -------------------------------
                                  Treasurer

                            ACKNOWLEDGMENT OF BOARD

STATE OF ALABAMA  )
                  )
COUNTY OF RUSSELL )

      I, Carol D. Clegg, a Notary Public in and for said County in said State,
         --------------
hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

     GIVEN under my hand and seal of office, this 11th day of September, 1997.
                                                  ----


                              Carol D. Clegg
                              -----------------------------
                                     Notary Public

                              CAROL D. CLEGG
                              NOTARY PUBLIC
                              ALABAMA STATE-AT-LARGE
(SEAL)
          My commission expires: 1/2/2001
                                ---------

                           ACKNOWLEDGMENT OF COMPANY

STATE OF OHIO            )
                         )
COUNTY OF MONTGOMERY     )

     I, Carol D. Clegg, a Notary Public in and for said County in said State,
        --------------
hereby certify that William Plummer, whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he or she, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     GIVEN under my hand and seal of office, this 11th day of September, 1997.
                                                  ----


                              Carol D. Clegg
                              -------------------------------
                                      Notary Public

                              CAROL D. CLEGG
                              NOTARY PUBLIC
                              ALABAMA STATE-AT-LARGE

(SEAL)
          My commission expires: 1/2/2001
                                ---------

                                  EXHIBIT "A"

                                      to

                            Lease Agreement between
                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                      and
                            MEAD COATED BOARD, INC.
                         dated as of September 1, 1997


                          DESCRIPTION OF PROJECT LAND
                          ---------------------------


The Project Land includes the following property:

          The following real estate and premises situated in the County of Russell and State of Alabama:

     Eight hundred eighty four and 47/100 (884.47) acres located in Sections 32, 33, 21, 28, and 27, Township 14 North, Range 30 East, and Section 5, Township 13 North, Range 30 East, and beginning at the Southwest corner of
     Section 32, Township 14 North, Range 30 East, Russell County, Alabama, run thence North 00 degrees 38 minutes East a distance of 354.26 feet along a fence line to a concrete monument, thence North 37 degrees 57 minutes 25 seconds East a distance of 2086.55 feet to a point, thence North 57 degrees 13 minutes East a distance of 4397.87 feet to a point, thence North 01 degree 38 minutes East a distance of 970.55 feet to a point, thence North 37 degrees 53 minutes East a distance of 1948.85 feet to a point, thence North 00 degrees 37 minutes West a distance of 2783.92 feet to a point, thence North 45 degrees 16 minutes East a distance of 1570.95 feet to a concrete monument, thence North 00 degrees 27 minutes East a distance of
     621.32 feet to a concrete monument, thence South 88 degrees 26 minutes 40 seconds East a distance of 1048.15 feet to a concrete monument, thence South 00 degrees 41 minutes 10 seconds East a distance of 601.95 feet to a concrete monument, thence South 89 degrees 33 minutes 20 seconds East along the north line of Section 28, Township 14 North, Range 30 East a distance of 1915.88 feet to a concrete monument, said monument being the northeast corner of said Section 28, which is the northwest corner of Section 27, in Township 14 North, Range 30 East, thence South 89 degrees 33 minutes 20 seconds East along the North line of said Section 27 to the boundary line between the State of Georgia, and the State of Alabama; thence Southerly and Southwesterly along said line between the State of Alabama and the State of Georgia, as the same runs, to the northerly and southerly line along the west side of Section 5, Township 13 North, Range 30 East, run thence North 00 degrees 28 minutes East along the West line of said Section 5, to a point marked by an iron pipe; thence North 00 degrees 28 minutes East along the west line of said Section 5 a distance of 2825.00 feet to the northwest corner of Section 5, and the point of beginning. (The Portion of said line from the northerly line of a public road known as the Ferry Road to the northwest corner of said Section 5, which is the southwest corner of Section 32, Township 14 North, Range 30 East, being along an old fence.)
          There is hereby expressly excepted from said described lands those lands heretofore taken in fee simple by condemnation by the United States of America and subject to flowage easements taken by the United States of America by condemnation and subject to the easement rights (a) for right of way for railroad purposes and (b) for a public road over and through said described lands, such public road right of way having been conveyed by the W.C. Bradley Company, to Russell County, Alabama, by deed recorded in Deed Record 387, pages 787-788, in the office of the Judge of Probate in and for Russell County, Alabama.
          Said described lands hereby conveyed contain in the aggregate according to survey made, eight hundred eighty four and 47/100ths (884.47) acres (the "1997 Leased Land");

less and except the following property:

PARCEL 1
     Beginning at a point which is 743.81 feet east and 477.58 feet south of the northwest corner of section 28, Township 14 North, Range 30 East, Russell County, Alabama, which section corner is marked by a concrete monument, this point thus determined, being the northwest corner of the property to be conveyed, then proceeding south 128.84 feet, then east 85.0 feet, then north 128.84 feet, then west 85.0 feet to the point of beginning.

PARCEL 2
     Beginning at a point which is 928.0 feet South and 1479.0 feet East of the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument, then proceeding North a distance of 120.0 feet, then West 100.0 feet, then South
     120.0 feet, then East 100.0 feet to the point of beginning.

PARCEL 3
     At the Southwest corner of Section 22, Township 14 North, Range 30 East, Russell County, Alabama as the point of beginning, run along the South line of Section 22 N89 -50'E 976.85 feet to the property line of the United States Government; thence along said property line N2 -50'W 1296.69 feet to a branch which runs into Bluff Creek; thence along said branch the following courses; N41 -41'W 340.67 feet; S85 -42'W 324.22 feet; S81 -08'W
     330.0 feet; N25 -48'W 145.58 feet; S76 -52'W 198.66 feet; N44 -03'W 152.62 feet; S46 -35'Q 84.21 feet; S21 -00'E 83.39 feet; N82 -27'W 94.15 feet; S7
     -51'E 148.82 feet; S66 -39'W 386.20 feet; S62 -55'W 237.23 feet; S65 -05'W
     232.38 feet; S74 -24'W 408.97 feet; S51 -52'W 371.60 feet; S19 -42'W 231.02 feet; S62 -26'W 198.83 feet; N85 -48'W 229.54 feet; S89 -23'W 159.01 feet;
     N83 -01'W 327.29 feet; S80 -02'W 437.03 feet; thence S59 -27'W 318.79 feet;
     thence S3 -28'E 199.83 feet; thence S1 -16'E 607.22 feet; thence N87 -24'E
     343.43 feet; thence N82 -04'E 516.01 feet; thence N70 -45'E 540.58 feet;
     thence N89 -18'E 472.15 feet; thence N0 -01'E 400.58 feet; thence S89 -59'E
     446.0 feet; thence S0 -01'W 395.0 feet; thence N89 -18'E 171.06 feet;
     thence N46 -28'E 463.45 feet to the South line of Section 21; thence along said Section line S90 -48'E 749.92 feet to the point of beginning and containing 121.14 acres more or less.

PARCEL 4A
     All that tract or parcel of land situated lying and being in Section 28, Township 14 North, Range 30 East, Russell County, Alabama, and being more particularly described as follows: To find the point of beginning, commence at the northwest corner of Section 28, Township 14 North, Range 30 East, which corner is marked by a concrete monument and, from said point, thence running South 89 degrees 33 minutes 20 seconds East, along the North line of said Section 28, a distance of 1,250.03 feet to an iron pin, said iron pin being the beginning point of the property herein conveyed; and from said point of beginning running thence South 89 degrees 33 minutes 20 seconds East, along the North line of said Section 28, a distance of 400.0 feet to a point; thence running South 01 degree 02 minutes 40 seconds West a distance of 704.0 feet, more or less, to a point; thence running South 45 degrees 16 minutes 00 seconds West a distance of 560.0 feet, more or less, to an iron pin; thence running North 01 degree 02 minutes 40 seconds East a distance of 1,076.19 feet to the point of beginning. The property herein described is bounded on the West and South by property of Grantee herein, on the North and East by property of Grantor herein and said described tract contains 8.2 acres, more or less.

PARCEL 4B
     Commencing at the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument and proceeding east along the north line of said Section 28, which is the north property line of Georgia Kraft Company, a distance of two hundred forth-nine and ninety-six hundredths (249.96) feet to the point of intersection with the east right-of-way line of the Central of Georgia Railroad which point is marked by an iron pin, said iron pin being the point of beginning of the property herein conveyed. From said point of beginning running thence over and along the west boundary of said tract number one, which is the east right-of-way line of the Central of Georgia Railroad which is fifty feet from and parallel to the center line of the main line track, on a bearing of south one degree, two minutes and forty seconds west (S 1 02' 40" W) a distance of sixteen hundred forty-three and fifty-nine hundredths (1643.59) feet to a point, thence along the west boundary of the said tract number one, which is the east right-of-way line of the Central of Georgia Railroad and is fifty (50) feet from and concentric with the center line of the main line track, following a circular curve to the right, having a radius of eight hundred sixty-four and forty-nine hundredths (864.49) feet for an arc distance of three hundred seventy-two and forty-three hundredths (372.43) feet to an iron pin marking the southwest corner of said tract number one which is the point where the east right-of-way line of the Central of Georgia Railroad main line terminates on the north right-of-way line of the spur track serving the Georgia Kraft Company mill, said point being fifty
     (50) feet from the center line of the main line track and twenty-five (25) feet from the center line of the aforesaid spur track; thence along the south boundary of said tract number one, which is the north right-of-way line of the spur track serving the Georgia Kraft Company mill and is twenty
     - five (25) feet from and parallel to the center line of the aforesaid spur track, on a bearing of north fifty-one degrees, fifty-two minutes and ten seconds east (N 51 52' 10" E) for a distance of thirteen-hundred fifty-nine and ninety-three hundredths (1359.93) feet to an iron pin marking the south
     - east corner of said tract number one; thence along the east line of said tract number one on a bearing of north zero degrees and thirty-seven minutes west (N 0 37' W) a distance of fifty-three and fifty-six hundredths (53.56) feet to an iron pin; thence along the east boundary of said tract number one on bearing of north forty-five degrees and sixteen minutes east a distance of thirty-seven and eighty hundredths (37.80) feet to an iron pin; thence along the east boundary of said tract number one on a bearing of north one degree, two minutes and forty seconds east (N 1 02' 40" E) a distance of one thousand seventy-six and nineteen hundredths (1076.19) feet to an iron pin marking the north east corner of said tract number one and being on the north line of the aforesaid Section 28; on a bearing of north eighty-nine degrees thirty-three minutes and twenty seconds West (N 89 33' 20" W) a distance of one thousand and seven hundredths (1000.07) feet to the point of beginning. The above described boundaries of said tract number one enclose thirty-five and fifty-one hundredths (35.51) acres, more or less;

     excepting from the foregoing description of Parcel 4A and Parcel 4B the following described Tracts A, B and C:

     TRACT A
           A 200 foot wide strip of land for a road right-of-way situated in Sections 20, 28 and 29, Township 14 North, Range 30 East, in Russell County, Alabama, and being 100 feet on either side of and contiguous with the following described centerline:

     Commence at the Northeast corner of Section 20, Township 14 North, Range 30 East and run North 86 degrees 56 minutes West for a distance of 751.7 feet; thence South 33 degrees 37 minutes West for a distance of 2187.0 feet; thence South 18 degrees 31 minutes West for a distance of 856.7 feet; thence South 19 degrees 29 minutes West for a distance of 507.5 feet; thence South 89 degrees 26 minutes East for a distance of 91.80 feet; thence from the last described course turn left 151 degrees 00 minutes and run Northwesterly 138.20 feet to a point in the center of Alabama Highway No. 165 and the point of beginning for said centerline; thence turn right 180 degrees 00 minutes and run Southeasterly along said centerline 230.00 feet to the point of a curve to the right; said curve having a 17 degree 32 minutes 16 seconds degree of curvature and an included angle of 62 degrees 45 minutes; thence continue along said curve an arc distance of 359.20 feet to the point of tangent to said curve; thence continue tangent to last described curve Southerly a distance of 1719.47 feet to the point of a curve to the left; said curve having a 10 degree 00 minutes 14 seconds degree of curvature and an included angle of 27 degrees 25 minutes 40 seconds; thence continue along said curve an arc distance of 274.51 feet to the point of tangent to said curve; thence continue tangent to the last described curve Southeasterly 1097.83 feet to the point of a curve to the left; said curve having a 12 degree 30 minute degree of curvature and an included angle of 101 degrees 50 minutes 41 seconds; thence continue along said curve an arc distance of 816.38 feet to the point of tangent to said curve; thence continue tangent to last described curve Northeasterly 1351.87 feet to the point of a curve to the right; said curve having a 22 degree 31 minutes 55 seconds degree of curvature and an included angle of 37 degrees 53 minutes 10 seconds; thence continue along said curve an arc distance of 168.14 feet to the intersection of said curve and the centerline of existing railroad; said intersection being the end of said centerline of roadway description.

     Said strip of land lying in Sections 20, 28 and 29, Township 14 North, Range 30 East, Russell County, Alabama and containing 27.62 acres more or less.

     TRACT B
     Beginning at a point which is 743.81 feet east and 477.58 feet south of the northwest corner of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, which section corner is marked by a concrete monument, this point thus determined, being the northwest corner of the property to be conveyed, then proceeding south 128.84 feet, then east 85.0 feet, then north 128.84 feet, then west 85.0 feet to the point of beginning.

     TRACT C
     Beginning at a point which is 928.0 feet South and 1479.0 feet East of the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument, then proceeding North a distance of 120.0 feet, then West 100.0 feet, then South
     120.0 feet, then East 100.0 feet to the point of beginning.

PARCEL 5
     WASTE WOOD CONVEYOR TO SCALPER (C-28506) AREA AND
     TRUCK DUMPER (C-28505) AREA

          All that portion of land and structures lying 9' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 31 59' 52' E, 291.25' to the point of beginning; thence S 0 00' W, 231.00' to a point on the north side of a rectangular area (Truck Dumper) bounded by a N 792,366.0, N 792,326.5, and E 234,642.0, and E 234,765.5,
     said rectangular area being the point of ending; said land being 0.21 + acres;

     NO. 1 BARK TRANSFER CONVEYOR (C-28503) AREA,
     NO. 2 BARK TRANSFER CONVEYOR (C-28504) AREA,
     BARK HOG STRUCTURE (C-28534) AREA
     AND REFUSE CONVEYOR SCALPER (C-28533) AREA

          All that portion of land and structures lying 9' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 31 59' 52" E, 291.25' to the point of beginning; thence S 8 20' 17" W, 284.46' to the center of a rectangular area which is parallel to the last said course 22' north to south by 15' east to west; thence S 81 39' 40" E, 843.58' to a parallel rectangular area (Bark Hog Structure) 26.00' north to south (10.00' lying south of last said course) by 37.50'; thence continue along last said course 27.00'; thence N 45 07' 38" E, 350.71' to the point of ending; said land being 0.63 + acres;
                     -

     NO. 2 TURBINE AREA

           All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence S 25 19' 16" E, 663.98' to the point of beginning (N 792,550.0 E 233,534.0);
     thence S 0  00' W, 50.00'; thence N 90  00' E, 121.00'; thence N 0  00' W,
     50.00'; thence N 90 00' W, 121.00' to the point of beginning; said land being 0.14 + acres;
                -

     SANITARY PACKAGE TREATMENT PLANT AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 35' 13" W, 1186.73' to the point of beginning (N 791,565.0. E 233,610.0);
     thence S 0' 00" W, 12.00'; thence N 90  00' W, 64.00'; thence N. 0' 00" W
     12.00'; thence N 90' 00" E, 64.00' to the point of beginning; said land being 0.02 + acres; and
                -

     NO. 3 BARK BOILER AREA

           All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence S 29
     39' 25" E, 461.76' to the point of beginning (N 792,748.92, E 233,478.50);
     thence N 90  00' E, 73.57'; thence S 0  00' W, 34.50'; thence N 90  00' W,
     11.82'; thence S 0  00' W, 143.17'; thence N 90  00' W, 90.62'; thence N 0
     00" W, 83.08'; thence N 90  00" E, 28.87'; thence N 0  00' W, 94.59' to the point of beginning; said land being 0.32 + acres;
                                              -

PARCEL 6
      NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511), CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513),
      AND CHIPS SCREEN HOUSE AREA (C-28515)

           All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 63 51' 31" E, 790.90' to the point of beginning; thence N 90 00' W, 82.00; thence S 0' 00" W, 8.75'; thence N 90 00' W, 232.22'; thence S 15 17' 15"
     E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56+ acres;

     CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)

          All that portion of land and structures lying 14' on each side of the following described centerline:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 45 24' 34" E, 692.79' to the point of beginning; thence S 36 51' 02" E, 454.94' to the point of ending; said land being 0.29+ acres;
                                                         -

     CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
     HARDWOOD STORAGE CONVEYOR AREA (C-28537)

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 71 34' 06" E, 600.24' to the point of beginning; thence S 71 04' 32" E, 640.91'; thence N 50 08' 32" E, 61.59' to the point of ending; said land being 0.45 + acres;
                -

     CHIP CONVEYOR TO DIGESTER AREA (C-28521),
     CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
     AND CHIP SILO AREA (C-28520)

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence S 48 21' 59" W, 84.29' to the point of beginning; thence S 56 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360 00' bounded by a rectangular structure 32' -6" + East-West and 32' -6" + North-South; thence N 82 51' 32" E,
             -                       -
     355.48' to the point of ending; said land being 0.45 + acres;
                                                          -

     NEW WASHER FACILITY AND BATCH DIGESTER AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48
     06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25);
     thence S 0  00' W, 133.50'; thence N 90  00' W, 103.39'; thence S 0  00' W,
     103.50'; thence 90  00' W, 48.00'; thence N 0  00' W, 55.75'; thence N 90
     00' W, 80.00; thence S 0  00' W, 42.75'; thence N 90  00' W, 63.00; thence
     N 0  00' W, 110.00'; thence N45  00' E, 55.00'; thence N0  00' W, 23.11';
     thence 90  00' E, 23.00'; thence N 0  00' W, 23.25'; thence N90  00' E,
     170.00'; thence N 0  00' W, 28.75'; thence N 90  00' E, 62.50' to the point of beginning; said area being 1.01 + acres;
                                        -

     MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA

          All that portion of and, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 46' 07" W, 591.71' to the point of beginning (N 791, 960.0 E 234,055.0);
     thence S 0  00' W, 170.00'; thence N 90  00' W, 111.00; thence 0  00' W,
     170.00'; thence N 90 00' E, 111.00' to the point of beginning; said land being 0.43 + acres;
                -

     TURPENTINE RECOVERY FACILITY AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63 26' 06" W, 11.18' to the point of beginning (N 792,345.0, E 234, 490.0);
     thence N 0' 00" W, 30.00'; thence N 90  00" E, 20.00'; thence S 0  00' W,
     30.00'; thence N 90 00' W, 20.00' to the point of beginning; said land being 0.01 + acres;
                -

     LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523),
     DRUM AREA (C-28525, VIBRATING CONVEYORS AREA (C-28532),
     CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
     AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 80
     22' 54" E, 879.79' to the point of beginning; thence N 0 00' W, 326.00'; thence N 90 00' E, 711.08'; thence S 0 00' W, 326.00'; thence N 90 00'
     W, 328.00'; thence S 0  00' W, 188.00'; thence N 90  00' W, 50.00'; thence
     N 0 00' W, 188.00'; thence N 90 00' W, 333.08' to the point of beginning; said land being 5.54 + acres;
                          -

     AREA "B" MAINTENANCE SHOP AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11 04' 57" W, 197.69' to the point of beginning (N 792,156.0, E 234,462.0);
     thence S 0  00" W, 82.00'; thence N 90  00" w, 52.00'; thence N 0  00' W,
     82.00'; thence N 90 00' E, 52.00 to the point of beginning' said land being 0.10 + acres;
                -

     NEW LIME KILN/RECAUSTICIZING

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence N 70
     51' 29" E, 267.79' to the point of beginning (N 793,238.0 E 233,503.0);
     thence N 90  00' E, 399.23'; thence S 0  00' W, 50.00'; thence N 90  00' W,
     10.00'; thence S 0  00' W, 40.00'; thence N 90  00' W, 136.23'; thence N 0
     00' W, 80.00'; thence N 90  00' W, 50.00'; thence S

     0 00' W, 10.00'; thence N 90 00' W, 54.00'; thence S 0 00' W, 40.00';
     thence N 90 00' E, 65.00'; thence S 0 00' W, 30.00'; thence N 90 00' W,
     150.00'; thence N 0 00' W, 17.00'; thence N 90 00' W, 64.00'; thence N 0
     00' W, 73.00' to the point of beginning; said land being 0.657, more or less acres, less than and except all structures not included in the Mead Corporation Contract No. 21-3097A.

     NO. 2 RECOVERY BOILER AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40
     16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32');
     thence N 90  00' E, 36.30'; thence N 0  00' W, 20.50'; thence N 90  00' E,
     72.26'; thence N 0  00' W, 14.83'; thence N 90  00' E, 110.50'; thence S 0
     00' W, 42.58'; thence N 90  00' E, 26.00'; thence S 0  00' W, 81.00' thence
     N 90  00' W, 51.00' thence N 0  00" W, 25.12'; thence N 90  00' W, 72.26';
     thence N 90  00' W, 20.50'; thence N 0  00' W, 36.30'; thence N 0  00' W,
     34.00' to the point of beginning' said land being 0.47 + acres;
                                                            -

     NEW EVAPORATORS AND NEW TANKS AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19; E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33);
     thence N 90 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90 00'; thence S 0 00' W, 135.33'; thence along an arc South and West 53.41' having a radius of 34.00' with a central angle of 90 00'; thence N 90 00' W, 34.00'; thence N 0 00' W, 99.79'; thence N 90 00' W, 69.00'; thence N 59 47' 19" W,
     91.42'; thence N 90  00' W, 64.67'; thence N 0  00' W, 57.54' to the point of beginning; said land being 0.72 + acres;
                                        -

PARCEL 7
     LIME MUD WASTE DISPOSAL FACILITIES

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233, 250.02 of the West Zone of the State of Georgia Coordinate System; thence N 86
     38' 59" E, 253.41' to the point of beginning (N 793,165.00 E 233,503.00);
     thence N 90  00' E, 64.00'; thence S 0  00' E, 17.00'; thence N 90  00' E,
     150.00; thence N 0  00' E, 30.00'; thence N 90  00' W, 65.00'; thence N 0
     00' E, 40.00'; thence N 90  00' E, 54.00'; thence N 0  00' E, 10.00';
     thence N 90  00' E, 50.00'; thence S 0  00' E, 80.00'; thence N 90  00' E,
     136.23'; thence N 0  00' E, 40.00'; thence N 90  00' E, 75.00'; thence S 0
     00' E, 78.00;' thence N 90  00' W, 464.23'; thence 0  00' E, 55.00'; to the point of beginning; said land being 0.633 more or less acres, less than and except all structures not included in the Mead Corporation Contract No. 21-3097A.

PARCEL 8A

          A tract of land situated in the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) and the Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4) of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, being more particularly described as follows:

     Commence at the Northwest corner of Section 28 Township 14 North, Range 30 East; thence run South 89 degrees 33 minutes 20 seconds East along the North Boundary of such Section 28 a distance of 2806.62 feet to a point; thence turn right and run due South a distance of 1210.86 feet to a point at the western end of the Bark Handling System, such point being the beginning of the tract of land herein described.

     Begin at such point of beginning, turn an angle to the left and run North 45 degrees 00 minutes East a distance of 63.64 feet to a point; thence turn an angle to the right 45 degrees 00 minutes and run easterly a distance of
     310.00 feet to a point; thence turn an angle to the right 45 degrees 00 minutes and run southeasterly a distance of 63.64 feet to a point; thence turn an angle to the left 45 degrees 00 minutes and run easterly a distance of 270.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 155.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run easterly a distance of
     136.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 94.35 feet to a point; thence turn an angle to the right 30 degrees 00 minutes and run southwesterly a distance of 263.00 feet to a point; thence turn an angle to the left 30 degrees 00 minutes and run southerly a distance of 132.88 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run westerly a distance of 84.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 405.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run westerly a distance of 120.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 115.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run westerly a distance of 470.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 90.00 feet to the point of beginning.

PARCEL 8B

          A tract of land situated in the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4) and the Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4) of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, being more particularly described as follows:

     Commence at the Northwest corner of Section 28, Township 14 North, Range 30 East; thence run South 89 degrees 33 minutes 20 seconds East along the North Boundary of such Section 28 a distance of 2290.86 feet to a point; thence turn right and run due South a distance of 1225.36 feet to a point at the Northeast corner of the #2 Bark Boiler Building, such point being the point of beginning of the tract of land herein described.

     Being at such point of beginning, continue due South a distance of 95.75 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run westerly a distance of 67.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 95.75 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run easterly a distance of 15.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run northerly a distance of 40.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run easterly a distance of 34.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 40.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run easterly a distance of 18.00 feet to the point of beginning.

PARCEL 9
          All that portion of land, and structures lying thereon, in Section 28, T14N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 794,023.97, E 232,940.10 of the West Zone of the State of Georgia Coordinate System; thence S 52 11' 16" E

     381.63' to the point of beginning (N 793,790.00 E 233,241.60); thence N 90
     00' 00" E 760.00'; thence S 0 00' 00" E 102.00'; thence N 90 00' 00" E
     128.04'; thence S 0 00' 00" E 960.48' (at existing utility bridge)' the N 90 00' 00" W 13.00'; thence N 0 00' 00" W 672.48', thence N 90 00' 00 W
     875.04'; thence N 0 00' 00" E 390.00' to the point of beginning; said land being 7.85+ acres; less than and except any structures not included in the
               -
     Mead Corporation Contract No. 21-4162;

     (collectively, (Parcels 1 through 9) the "Other Leased Land")

together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Other Leased Land in order to provide all necessary or convenient ingress or egress between the 1997 Leased Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the 1997 Leased Land and the Other Leased Land;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Other Leased Land necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the 1997 Leased Land to the Other Leased Land, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Other Leased Land in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Other Leased Land, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the 1997 Leased Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Other Leased Land; and

          (d) An easement and right to create and maintain upon the Other Leased Land encroachments of equipment, structures or other improvements which will be included on the 1997 Leased Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Other Leased Land;

but subject to the following easements over the 1997 Leased Land in favor of the Other Leased Land:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the 1997 Leased Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Other Leased Land and between the Other Leased Land and the 1997 Leased Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Other Leased Land;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the 1997 Leased Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Other Leased Land to another or between the Other Leased Land and the 1997 Leased Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Other Leased Land in order to permit and facilitate the operation of any facilities located on the Other Leased Land;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the 1997 Leased Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Other Leased Land, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the 1997 Leased Land; and

          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Other Leased Land as encroachments upon the 1997 Leased Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the 1997 Leased Land in respect of any additional improvements constructed adjacent to the 1997 Leased Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the 1997 Leased Land.

subject in all cases to the following:

(1) Lease Agreement dated as of November 1, 1983 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time relating to the Board's Industrial Development Revenue Bonds (Georgia Kraft Project), Series 1983;

(2) Lease Agreement dated as of December 1, 1983 between the Board as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Georgia Kraft Project), Series 1983;

(3) Lease Agreement dated as of December 1, 1985 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Georgia Kraft Project), Series 1985;

(4) Lease Agreement dated as of July 1, 1986 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Georgia Kraft Project), Series 1986;

(5) Lease Agreement dated as of December 1, 1988 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1988;

(6) Lease Agreement dated as of December 1, 1988 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A, 1989A, 1989B, 1989C, 1989D, 1989E, 1900A and 1991A;

(7) Lease Agreement dated as of June 1, 1990 between the Board, as lessor, and Industrial Warehouse Services, Inc., as lessee, as amended and supplemented from time to time, relating to the Board's First Mortgage Revenue Bonds (Industrial Warehouse Services, Inc.), Series 1990;

(8) Lease Agreement dated as of September 1, 1990 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1990A;

(9) Lease Agreement dated as of October 1, 1990 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Mead Coated Board Project), Series 1990B;

(10) Lease Agreement dated as of June 1, 1993 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1993A;

(11) Lease Agreement dated as of June 1, 1993 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1993A and 1995A; and

(12) Lease Agreement dated as of March 1, 1996 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1996.

                                FIRST AMENDMENT
                                ---------------
                                      TO
                                      --
                                LEASE AGREEMENT
                                ---------------

     THIS FIRST AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of August 1, 1998 by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").

                                R E C I T A L S
                                ---------------

     The Board has previously issued and sold $150,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A (the "Bonds") pursuant to a Trust Indenture dated as of September 1, 1997 (the "Original Indenture") from the Board to AmSouth Bank (formerly AmSouth Bank of Alabama and AmSouth Bank, N.A.), as Trustee (the "Trustee").

     The Board has used the proceeds of the sale of the Bonds for the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of September 1, 1997 (the "Agreement"). The Agreement obligates the Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Bonds as the same becomes due and payable. In addition, the Company is required under Section 5.7 of the Agreement to make certain payments in lieu of taxes ("PILOT Payments").

     The Board and the Company now wish to amend Section 5.7 to revise the provisions relating to PILOT Payments. Pursuant to Section 1502 of the Indenture, the Board and the Company are permitted to amend the Agreement so long as the Trustee and the Bondholder consent to such amendment. The Trustee and the Bondholder have consented to this Amendment.

     NOW, THEREFORE, as contemplated by Section 12.5 of the Agreement and in accordance with Section 1502 of the Indenture, the parties hereto desire to amend the Agreement as follows:

     Section 1.  Amendment of Agreement.   Section 5.7 of the Agreement is
     ---------   ----------------------
amended by adding at the end of such section the following paragraph:

     Notwithstanding the foregoing, the PILOT Payments shall be reduced as set forth in this paragraph. The PILOT Payments in the aggregate due under this Agreement, combined with the payments in lieu of tax payable by the Company pursuant to Section 5.7 of the Lease Agreement dated as of June 1, 1993 (the "1993 Lease") between the Board and the Company, without giving effect to the reduction provided for in this paragraph, are herein referred to as the "Formula Payments". The total payments due under this Section 5.7 and under Section 5.7 of the 1993 Lease are herein referred to as the "Aggregate Payments". The Aggregate Payments due to the Phenix City Board of Education in August, 1998 shall be $139,867, reflecting a reduction from the Formula Payments otherwise due to the Phenix City Board of Education. The Aggregate Payments due to the Russell County Board of Education in August, 1998 shall be $82,256, reflecting a reduction from the Formula Payments otherwise due to the Russell County Board of Education. The Aggregate Payments due to the Russell County Board of Education in August, 1999 shall be reduced by $6,551 from the Formula Payments otherwise due to the Russell County Board of Education. The Aggregate Payments due to Russell County in August, 1998 and each successive year thereafter shall be reduced from the Formula Payments otherwise due to Russell County to $61,894 until the aggregate amount of such reductions from the Formula Payment totals $135,310; provided that in the year in which such aggregate reductions would exceed $135,310, such reduction from the Formula Payment shall be in an amount equal to the amount necessary to cause the aggregate reductions to total $135,310.

     Section 2.  Agreement and Amendment as One Document.  As amended by this
     ----------  ---------------------------------------
Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

     Section 3.  References.  All references herein or in the Agreement to any
     ----------  ----------
Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

     Section 4.  Counterparts.  This Amendment may be simultaneously executed in
     ----------  ------------
several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 5.  Captions.  The captions or headings in this Amendment are for
     ----------  --------
convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

     Section 6.  Applicable Law.  This Amendment shall be construed in
     ----------  --------------
accordance with the laws of the State of Alabama.

     IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.

                              THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA

                                  Kenneth A. Roberts
                              By:--------------------------------
                                 Chairman


                              MEAD COATED BOARD, INC.


                                  Timothy R. McLevish
                              By: -------------------------------
                                  Treasurer

                            ACKNOWLEDGMENT OF BOARD


STATE OF ALABAMA


COUNTY OF RUSSELL


     I, Sydney S. Smith, a Notary Public in and for said County in said State,
        ---------------
hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.


     GIVEN under my hand and seal of office, this 9th day of September, 1998.
                                                  ---



                              Sydney S. Smith
                              -----------------------------
                                     Notary Public


                              SYDNEY S. SMITH
                              NOTARY PUBLIC
                              ALABAMA STATE-AT-LARGE

(SEAL)

                              My commission expires:2/28/2000
                                                    ---------

                           ACKNOWLEDGMENT OF COMPANY


STATE OF OHIO


COUNTY OF MONTGOMERY


     I, Phyllis M. Crabill,  Notary Public in and for said County in said State,
        ------------------
hereby certify that Timothy R. McLevish, whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.


     GIVEN under my hand and seal of office, this 16th day of September, 1998.
                                                  ----



                              Phyllis M. Crabill
                              -------------------------------
                                       Notary Public


                              Phyllis M. Crabill
                              In and for the State of Ohio


(SEAL)

                              My commission expires: August 31, 1999
                                                     ---------------

                             CONSENT OF BONDHOLDER
                             ---------------------



     Mead Coated Board, Inc., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A of The Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing First Amendment To Lease Agreement, dated as of August 1, 1998, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of September 1, 1997, as amended between the Board and Mead Coated Board, Inc.


     IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of August 1, 1998.


                              MEAD COATED BOARD, INC.


                                  Timothy R. McLevish
                              By: -------------------------------

                                    Treasurer

                              CONSENT OF TRUSTEE
                              ------------------



     AMSOUTH BANK, as Trustee under the Trust Indenture dated as of September 1, 1997, as amended, from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing First Amendment To Lease Agreement, dated as of August 1, 1998, between the Board and Mead Coated Board, Inc., amending the Lease Agreement dated as of September 1, 1997 between the Board and Mead Coated Board, Inc.


     IN WITNESS WHEREOF, AmSouth Bank has caused this Consent of Trustee to be executed in its name and behalf as of August 1, 1998.



                              AMSOUTH BANK, as Trustee


                                  Lyn R. Cone
                              By: -------------------------------
                                  Title: Assistant Vice President

                                  EXHIBIT "A"


                                      to


                  First Amendment To Lease Agreement between

                      THE INDUSTRIAL DEVELOPMENT BOARD OF

                       THE CITY OF PHENIX CITY, ALABAMA

                                      and

                            MEAD COATED BOARD, INC.

                          dated as of August 1, 1998



                          DESCRIPTION OF PROJECT LAND
                          ---------------------------


The Project Land includes the following property:


          The following real estate and premises situated in the County of Russell and State of Alabama:


     Eight hundred eighty four and 47/100 (884.47) acres located in Sections 32, 33, 21, 28, and 27, Township 14 North, Range 30 East, and Section 5, Township 13 North, Range 30 East, and beginning at the Southwest corner of
     Section 32, Township 14 North, Range 30 East, Russell County, Alabama, run thence North 00 degrees 38 minutes East a distance of 354.26 feet along a fence line to a concrete monument, thence North 37 degrees 57 minutes 25 seconds East a distance of 2086.55 feet to a point, thence North 57 degrees 13 minutes East a distance of 4397.87 feet to a point, thence North 01 degree 38 minutes East a distance of 970.55 feet to a point, thence North 37 degrees 53 minutes East a distance of 1948.85 feet to a point, thence North 00 degrees 37 minutes West a distance of 2783.92 feet to a point, thence North 45 degrees 16 minutes East a distance of 1570.95 feet to a concrete monument, thence North 00 degrees 27 minutes East a distance of
     621.32 feet to a concrete monument, thence South 88 degrees 26 minutes 40 seconds East a distance of 1048.15 feet to a concrete monument, thence South 00 degrees 41 minutes 10 seconds East a distance of 601.95 feet to a concrete monument, thence South 89 degrees 33 minutes 20 seconds East along the north line of Section 28, Township 14 North, Range 30 East a distance of 1915.88 feet to a concrete monument, said monument being the northeast corner of said Section 28, which is the northwest corner of Section 27, in Township 14 North, Range 30 East, thence South 89 degrees 33 minutes 20 seconds East along the North line of said Section 27 to the boundary line between the State of Georgia, and the State of Alabama; thence Southerly and Southwesterly along said line between the State of Alabama and the State of Georgia, as the same runs, to the northerly and southerly line along the west side of Section 5, Township 13 North, Range 30 East, run thence

     North 00 degrees 28 minutes East along the West line of said Section
     5, to a point marked by an iron pipe; thence North 00 degrees 28 minutes East along the west line of said Section 5 a distance of 2825.00 feet to the northwest corner of Section 5, and the point of beginning. (The Portion of said line from the northerly line of a public road known as the Ferry Road to the northwest corner of said Section 5, which is the southwest corner of Section 32, Township 14 North, Range 30 East, being along an old fence.)

          There is hereby expressly excepted from said described lands those lands heretofore taken in fee simple by condemnation by the United States of America and subject to flowage easements taken by the United States of America by condemnation and subject to the easement rights (a) for right of way for railroad purposes and (b) for a public road over and through said described lands, such public road right of way having been conveyed by the W.C. Bradley Company, to Russell County, Alabama, by deed recorded in Deed Record 387, pages 787-788, in the office of the Judge of Probate in and for Russell County, Alabama.

          Said described lands hereby conveyed contain in the aggregate according to survey made, eight hundred eighty four and 47/100ths (884.47) acres (the "1997 Leased Land");



less and except the following property:


PARCEL 1

     Beginning at a point which is 743.81 feet east and 477.58 feet south of the northwest corner of section 28, Township 14 North, Range 30 East, Russell County, Alabama, which section corner is marked by a concrete monument, this point thus determined, being the northwest corner of the property to be conveyed, then proceeding south 128.84 feet, then east 85.0 feet, then north 128.84 feet, then west 85.0 feet to the point of beginning.


PARCEL 2

     Beginning at a point which is 928.0 feet South and 1479.0 feet East of the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument, then proceeding North a distance of 120.0 feet, then West 100.0 feet, then South
     120.0 feet, then East 100.0 feet to the point of beginning.


PARCEL 3

     At the Southwest corner of Section 22, Township 14 North, Range 30 East, Russell County, Alabama as the point of beginning, run along the South line of Section 22 N89 -50'E 976.85 feet to the property line of the United States Government; thence along said property line N2 -50'W 1296.69 feet to a branch which runs into Bluff Creek; thence along said branch the following courses;

     N41 -41'W 340.67 feet; S85 -42'W 324.22 feet; S81 -08'W 330.0 feet; N25 -
     48'W 145.58 feet; S76 -52'W 198.66 feet; N44 -03'W 152.62 feet; S46 -35'Q
     84.21 feet; S21 -00'E 83.39 feet; N82 -27'W 94.15 feet; S7-51'E 148.82 feet; S66 -39'W 386.20 feet; S62 -55'W 237.23 feet; S65 -05'W 232.38 feet;
     S74 -24'W 408.97 feet; S51 -52'W 371.60 feet; S19 -42'W 231.02 feet; S62 -
     26'W 198.83 feet; N85 -48'W 229.54 feet; S89 -23'W 159.01 feet; N83 -01'W
     327.29 feet; S80 -02'W 437.03 feet; thence S59 -27'W 318.79 feet; thence
     S3 - 28'E 199.83 feet; thence S1 -16'E 607.22 feet; thence N87 -24'E 343.43 feet; thence N82 -04'E 516.01 feet; thence N70 -45'E 540.58 feet; thence N89 -18'E 472.15 feet; thence N0 -01'E 400.58 feet; thence S89 -59'E 446.0 feet; thence S0 -01'W 395.0 feet; thence N89 -18'E 171.06 feet; thence
     N46 - 28'E 463.45 feet to the South line of Section 21; thence along said Section line S90 -48'E 749.92 feet to the point of beginning and containing
     121.14 acres more or less.


PARCEL 4A

     All that tract or parcel of land situated lying and being in Section 28, Township 14 North, Range 30 East, Russell County, Alabama, and being more particularly described as follows: To find the point of beginning, commence at the northwest corner of Section 28, Township 14 North, Range 30 East, which corner is marked by a concrete monument and, from said point, thence running South 89 degrees 33 minutes 20 seconds East, along the North line of said Section 28, a distance of 1,250.03 feet to an iron pin, said iron pin being the beginning point of the property herein conveyed; and from said point of beginning running thence South 89 degrees 33 minutes 20 seconds East, along the North line of said Section 28, a distance of 400.0 feet to a point; thence running South 01 degree 02 minutes 40 seconds West a distance of 704.0 feet, more or less, to a point; thence running South 45 degrees 16 minutes 00 seconds West a distance of 560.0 feet, more or less, to an iron pin; thence running North 01 degree 02 minutes 40 seconds East a distance of 1,076.19 feet to the point of beginning. The property herein described is bounded on the West and South by property of Grantee herein, on the North and East by property of Grantor herein and said described tract contains 8.2 acres, more or less.


PARCEL 4B

     Commencing at the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument and proceeding east along the north line of said Section 28, which is the north property line of Georgia Kraft Company, a distance of two hundred forth-nine and ninety-six hundredths (249.96) feet to the point of intersection with the east right-of-way line of the Central of Georgia Railroad which point is marked by an iron pin, said iron pin being the point of beginning of the property herein conveyed. From said point of beginning running thence over and along the west boundary of said tract number one, which is the east right-of-way line of the Central of Georgia Railroad which is fifty feet from and parallel to the center line of the main line track, on a bearing of south one degree, two minutes and forty seconds west (S 1 02' 40" W) a distance of sixteen hundred forty-three and fifty-nine hundredths (1643.59) feet to a point, thence along the west boundary of the said tract number one, which is the east right-of-way line of the Central of Georgia Railroad and is fifty (50) feet from and concentric with the center line of the main line track, following a circular curve to the right, having a radius of eight hundred sixty-four and forty-nine hundredths (864.49) feet for an arc distance of three hundred seventy-two and forty-three hundredths (372.43) feet to an iron pin marking the southwest corner of said tract number one which is the point where the east right-of-way line of the Central of Georgia Railroad main line terminates on the north right-of-way line of the spur track serving the Georgia Kraft Company mill, said point being fifty (50) feet from the center line of the main line track and twenty-five (25) feet from the center line of the aforesaid spur track; thence along the south boundary of said tract number one, which is the north right-of-way line of the spur track serving the Georgia Kraft Company mill and is twenty-five (25) feet from and parallel to the center line of the aforesaid spur track, on a bearing of north fifty-one degrees, fifty-two minutes and ten seconds east (N 51 52' 10" E) for a distance of thirteen-hundred fifty-nine and ninety-three hundredths (1359.93) feet to an iron pin marking the south-east corner of said tract number one; thence along the east line of said tract number one on a bearing of north zero degrees and thirty-seven minutes west (N 0 37' W) a distance of fifty-three and fifty-six hundredths (53.56) feet to an iron pin; thence along the east boundary of said tract number one on bearing of north forty-five degrees and sixteen minutes east a distance of thirty-seven and eighty hundredths (37.80) feet to an iron pin; thence along the east boundary of said tract number one on a bearing of north one degree, two minutes and forty seconds east (N 1 02' 40" E) a distance of one thousand seventy-six and nineteen hundredths (1076.19) feet to an iron pin marking the north east corner of said tract number one and being on the north line of the aforesaid Section 28; on a bearing of north eighty-nine degrees thirty-three minutes and twenty seconds West (N 89 33' 20" W) a distance of one thousand and seven hundredths (1000.07) feet to the point of beginning. The above described boundaries of said tract number one enclose thirty-five and fifty-one hundredths (35.51) acres, more or less;

     excepting from the foregoing description of Parcel 4A and Parcel 4B the following described Tracts A, B and C:

     TRACT A

          A 200 foot wide strip of land for a road right-of-way situated in Sections 20, 28 and 29, Township 14 North, Range 30 East, in Russell County, Alabama, and being 100 feet on either side of and contiguous with the following described centerline:

     Commence at the Northeast corner of Section 20, Township 14 North, Range 30 East and run North 86 degrees 56 minutes West for a distance of 751.7 feet; thence South 33 degrees 37 minutes West for a distance of 2187.0 feet; thence South 18 degrees 31 minutes West for a distance of 856.7 feet; thence South 19 degrees 29 minutes West for a distance of 507.5 feet; thence South 89 degrees 26 minutes East for a distance of 91.80 feet; thence from the last described course turn left 151 degrees 00 minutes and run Northwesterly 138.20 feet to a point in the center of Alabama Highway No. 165 and the point of beginning for said centerline; thence turn right 180 degrees 00 minutes and run Southeasterly along said centerline 230.00 feet to the point of a curve to the right; said curve having a 17 degree 32 minutes 16 seconds degree of curvature and an included angle of 62 degrees 45 minutes; thence continue along said curve an arc distance of 359.20 feet to the point of tangent to said curve; thence continue tangent to last described curve Southerly a distance of 1719.47 feet to the point of a curve to the left; said curve having a 10 degree 00 minutes 14 seconds degree of curvature and an included angle of 27 degrees 25 minutes 40 seconds; thence continue along said curve an arc distance of 274.51 feet to the point of tangent to said curve; thence continue tangent to the last described curve Southeasterly 1097.83 feet to the point of a curve to the left; said curve having a 12 degree 30 minute degree of curvature and an included angle of 101 degrees 50 minutes 41 seconds; thence continue along said curve an arc distance of 816.38 feet to the point of tangent to said curve; thence continue tangent to last described curve Northeasterly 1351.87 feet to the point of a curve to the right; said curve having a 22 degree 31 minutes 55 seconds degree of curvature and an included angle of 37 degrees 53 minutes 10 seconds; thence continue along said curve an arc distance of 168.14 feet to the intersection of said curve and the centerline of existing railroad; said intersection being the end of said centerline of roadway description.

     Said strip of land lying in Sections 20, 28 and 29, Township 14 North, Range 30 East, Russell County, Alabama and containing 27.62 acres more or less.

     TRACT B

     Beginning at a point which is 743.81 feet east and 477.58 feet south of the northwest corner of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, which section corner is marked by a concrete monument, this point thus determined, being the northwest corner of the property to be conveyed, then proceeding south 128.84 feet, then east 85.0 feet, then north 128.84 feet, then west 85.0 feet to the point of beginning.

     TRACT C

     Beginning at a point which is 928.0 feet South and 1479.0 feet East of the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument, then proceeding North a distance of 120.0 feet, then West 100.0 feet, then South
     120.0 feet, then East 100.0 feet to the point of beginning.

PARCEL 5

     WASTE WOOD CONVEYOR TO SCALPER (C-28506) AREA AND
     TRUCK DUMPER (C-28505) AREA

          All that portion of land and structures lying 9' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 31 59' 52' E, 291.25' to the point of beginning; thence S 0 00' W, 231.00' to a point on the north side of a rectangular area (Truck Dumper) bounded by a N 792,366.0, N 792,326.5, and E 234,642.0, and E 234,765.5,
     said rectangular area being the point of ending; said land being 0.21 +
                                                                           -
     acres;

     NO. 1 BARK TRANSFER CONVEYOR (C-28503) AREA,
     NO. 2 BARK TRANSFER CONVEYOR (C-28504) AREA,
     BARK HOG STRUCTURE (C-28534) AREA
     AND REFUSE CONVEYOR SCALPER (C-28533) AREA

          All that portion of land and structures lying 9' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 31 59' 52" E, 291.25' to the point of beginning; thence S 8 20' 17" W, 284.46' to the center of a rectangular area which is parallel to the last said course 22' north to south by 15' east to west; thence S 81 39' 40" E, 843.58' to a parallel rectangular area (Bark Hog Structure) 26.00' north to south (10.00' lying south of last said course) by 37.50'; thence continue along last said course 27.00'; thence N 45 07' 38" E, 350.71' to the point of ending; said land being 0.63 + acres;

     NO. 2 TURBINE AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence S 25 19' 16" E, 663.98' to the point of beginning (N 792,550.0 E 233,534.0);
     thence S 0  00' W, 50.00'; thence N 90  00' E, 121.00'; thence N 0  00' W,
     50.00'; thence N 90 00' W, 121.00' to the point of beginning; said land being 0.14 + acres;
                -

     SANITARY PACKAGE TREATMENT PLANT AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 35' 13" W, 1186.73' to the point of beginning (N 791,565.0. E 233,610.0);
     thence S 0' 00" W, 12.00'; thence N 90  00' W, 64.00'; thence N, 0' 00" W
     12.00'; thence N 90' 00" E, 64.00' to the point of beginning; said land being 0.02 + acres; and
                -

     NO. 3 BARK BOILER AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence S 29
     39' 25" E, 461.76' to the point of beginning (N 792,748.92, E 233,478.50);
     thence N 90  00' E, 73.57'; thence S 0  00' W, 34.50'; thence N 90  00' W,
     11.82'; thence S 0  00' W, 143.17'; thence N 90  00' W, 90.62'; thence N 0
     00" W, 83.08'; thence N 90  00" E, 28.87'; thence N 0  00' W, 94.59' to the point of beginning; said land being 0.32 + acres;
                                              -

PARCEL 6

     NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511),
     CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513),
     AND CHIPS SCREEN HOUSE AREA (C-28515)

          All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 63 51' 31" E, 790.90' to the point of beginning; thence N 90 00' W, 82.00; thence S 0' 00" W, 8.75'; thence N 90 00' W, 232.22'; thence S 15
     17' 15" E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56+ acres;

     CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)

          All that portion of land and structures lying 14' on each side of the following described centerline:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 45 24' 34" E, 692.79' to the point of beginning; thence S 36 51' 02" E, 454.94' to the point of ending; said land being 0.29+ acres;
                                                         -

     CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
     HARDWOOD STORAGE CONVEYOR AREA (C-28537)

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 71 34' 06" E, 600.24' to the point of beginning; thence S 71 04' 32" E, 640.91'; thence N 50 08' 32" E, 61.59' to the point of ending; said land being 0.45 + acres;
                -

     CHIP CONVEYOR TO DIGESTER AREA (C-28521),
     CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
     AND CHIP SILO AREA (C-28520)

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence S 48 21' 59" W, 84.29' to the point of beginning; thence S 56 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360 00' bounded by a rectangular structure 32' -6" + East-West and 32' -6" + North-South; thence N 82 51' 32" E,
             -                       -
     355.48' to the point of ending; said land being 0.45 + acres;
                                                          -

     NEW WASHER FACILITY AND BATCH DIGESTER AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48
     06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25);
     thence S 0  00' W, 133.50'; thence N 90  00' W, 103.39'; thence S 0  00' W,
     103.50'; thence 90  00' W, 48.00'; thence N 0  00' W, 55.75'; thence N 90
     00' W, 80.00; thence S 0  00' W, 42.75'; thence N 90  00' W, 63.00; thence
     N 0  00' W, 110.00'; thence N45  00' E, 55.00'; thence N0  00' W, 23.11';
     thence 90  00' E, 23.00'; thence N 0  00' W, 23.25'; thence N90  00' E,
     170.00'; thence N 0  00' W, 28.75'; thence N 90  00' E, 62.50' to the point of beginning; said area being 1.01 + acres;
                                        -

     MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA

          All that portion of and, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 46' 07" W, 591.71' to the point of beginning (N 791, 960.0 E 234,055.0);
     thence S 0

     00' W, 170.00'; thence N 90 00' W, 111.00; thence 0 00' W, 170.00'; thence
     N 90 00' E, 111.00' to the point of beginning; said land being 0.43 +
                                                                         -
     acres;

     TURPENTINE RECOVERY FACILITY AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63 26' 06" W, 11.18' to the point of beginning (N 792,345.0, E 234, 490.0);
     thence N 0' 00" W, 30.00'; thence N 90  00" E, 20.00'; thence S 0  00' W,
     30.00'; thence N 90 00' W, 20.00' to the point of beginning; said land being 0.01 + acres;
                -

     LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523),
     DRUM AREA (C-28525, VIBRATING CONVEYORS AREA (C-28532),
     CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
     AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 80
     22' 54" E, 879.79' to the point of beginning; thence N 0 00' W, 326.00'; thence N 90 00' E, 711.08'; thence S 0 00' W, 326.00'; thence N 90 00'
     W, 328.00'; thence S 0  00' W, 188.00'; thence N 90  00' W, 50.00'; thence
     N 0 00' W, 188.00'; thence N 90 00' W, 333.08' to the point of beginning; said land being 5.54 + acres;
                          -

     AREA "B" MAINTENANCE SHOP AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11 04' 57" W, 197.69' to the point of beginning (N 792,156.0, E 234,462.0);
     thence S 0  00" W, 82.00'; thence N 90  00" w, 52.00'; thence N 0  00' W,
     82.00'; thence N 90 00' E, 52.00 to the point of beginning' said land being 0.10 + acres;
                -

     NEW LIME KILN/RECAUSTICIZING

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence N 70
     51' 29" E, 267.79' to the point of beginning (N 793,238.0 E 233,503.0);
     thence N 90  00' E, 399.23'; thence S 0  00' W, 50.00'; thence N 90  00' W,
     10.00'; thence S 0  00' W, 40.00'; thence N 90  00' W, 136.23'; thence N 0
     00' W, 80.00'; thence N 90  00' W, 50.00'; thence S 0  00' W, 10.00';
     thence N 90  00' W, 54.00'; thence S 0  00' W, 40.00'; thence N 90  00' E,
     65.00'; thence S 0  00' W, 30.00'; thence N 90  00' W, 150.00'; thence N 0
     00' W, 17.00'; thence N 90  00' W, 64.00'; thence N 0  00' W, 73.00' to the point of beginning; said land being 0.657, more or less acres, less than and except all structures not included in the Mead Corporation Contract No. 21-3097A.

     NO. 2 RECOVERY BOILER AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40
     16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32');
     thence N 90  00' E, 36.30'; thence N 0  00' W, 20.50'; thence N 90  00' E,
     72.26'; thence N 0  00' W, 14.83'; thence N 90  00' E, 110.50'; thence S 0
     00' W, 42.58'; thence N 90  00' E, 26.00'; thence S 0  00' W, 81.00' thence
     N 90  00' W, 51.00' thence N 0  00" W, 25.12'; thence N 90  00' W, 72.26';
     thence N 90  00' W, 20.50'; thence N 0  00' W, 36.30'; thence N 0  00' W,
     34.00' to the point of beginning' said land being 0.47 + acres;
                                                            -

     NEW EVAPORATORS AND NEW TANKS AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19; E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33);
     thence N 90 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90 00'; thence S 0 00' W, 135.33'; thence along an arc South and West 53.41' having a radius of

     34.00' with a central angle of 90 00'; thence N 90 00' W, 34.00'; thence N 0 00' W, 99.79'; thence N 90 00' W, 69.00'; thence N 59 47' 19" W,
     91.42'; thence N 90  00' W, 64.67'; thence N 0  00' W, 57.54' to the point of beginning; said land being 0.72 + acres;
                                        -

PARCEL 7

     LIME MUD WASTE DISPOSAL FACILITIES

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233, 250.02 of the West Zone of the State of Georgia Coordinate System; thence N 86
     38' 59" E, 253.41' to the point of beginning (N 793,165.00 E 233,503.00);
     thence N 90  00' E, 64.00'; thence S 0  00' E, 17.00'; thence N 90  00' E,
     150.00; thence N 0  00' E, 30.00'; thence N 90  00' W, 65.00'; thence N 0
     00' E, 40.00'; thence N 90  00' E, 54.00'; thence N 0  00' E, 10.00';
     thence N 90  00' E, 50.00'; thence S 0  00' E, 80.00'; thence N 90  00' E,
     136.23'; thence N 0  00' E, 40.00'; thence N 90  00' E, 75.00'; thence S 0
     00' E, 78.00;' thence N 90  00' W, 464.23'; thence 0  00' E, 55.00'; to the point of beginning; said land being 0.633 more or less acres, less than and except all structures not included in the Mead Corporation Contract No. 21-3097A.

PARCEL 8A

          A tract of land situated in the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) and the Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4) of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, being more particularly described as follows:

     Commence at the Northwest corner of Section 28 Township 14 North, Range 30 East; thence run South 89 degrees 33 minutes 20 seconds East along the North Boundary of such Section 28 a distance of 2806.62 feet to a point; thence turn right and run due South a distance of 1210.86 feet to a point at the western end of the Bark Handling System, such point being the beginning of the tract of land herein described.

     Begin at such point of beginning, turn an angle to the left and run North 45 degrees 00 minutes East a distance of 63.64 feet to a point; thence turn an angle to the right 45 degrees 00 minutes and run easterly a distance of
     310.00 feet to a point; thence turn an angle to the right 45 degrees 00 minutes and run southeasterly a distance of 63.64 feet to a point; thence turn an angle to the left 45 degrees 00 minutes and run easterly a distance of 270.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 155.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run easterly a distance of 136.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 94.35 feet to a point; thence turn an angle to the right 30 degrees 00 minutes and run southwesterly a distance of 263.00 feet to a point; thence turn an angle to the left 30 degrees 00 minutes and run southerly a distance of 132.88 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run westerly a distance of 84.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 405.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run westerly a distance of 120.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 115.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run westerly a distance of 470.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 90.00 feet to the point of beginning.

PARCEL 8B

          A tract of land situated in the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4) and the Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4) of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, being more particularly described as follows:

     Commence at the Northwest corner of Section 28, Township 14 North, Range 30 East; thence run South 89 degrees 33 minutes 20 seconds East along the North Boundary of such Section 28 a distance of 2290.86 feet to a point; thence turn right and run due South a distance of 1225.36 feet to a point at the Northeast corner of the #2 Bark Boiler Building, such point being the point of beginning of the tract of land herein described.

     Being at such point of beginning, continue due South a distance of 95.75 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run westerly a distance of 67.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 95.75 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run easterly a distance of 15.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run northerly a distance of 40.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run easterly a distance of 34.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 40.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run easterly a distance of 18.00 feet to the point of beginning.

PARCEL 9

          All that portion of land, and structures lying thereon, in Section 28, T14N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:


     Commence at a monument having grid coordinates N 794,023.97, E 232,940.10 of the West Zone of the State of Georgia Coordinate System; thence S 52 11' 16" E 381.63' to the point of beginning (N 793,790.00 E 233,241.60);
     thence N 90  00' 00" E 760.00'; thence S 0  00' 00" E 102.00'; thence N 90
     00' 00" E 128.04'; thence S 0  00' 00" E 960.48' (at existing utility bridge)' the N 90  00' 00" W 13.00'; thence N 0  00' 00" W 672.48', thence
     N 90  00' 00 W 875.04'; thence N 0  00' 00" E 390.00' to the point of beginning; said land being 7.85 + acres; less than and except any
                                     -
     structures not included in the Mead Corporation Contract No. 21-4162;


     (collectively, (Parcels 1 through 9) the "Other Leased Land")


together with the following easements:


          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Other Leased Land in order to provide all necessary or convenient ingress or egress between the 1997 Leased Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the 1997 Leased Land and the Other Leased Land;


          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Other Leased Land necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the 1997 Leased Land to the Other Leased Land, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Other Leased Land in order to permit and facilitate the operation of the Project;


          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Other Leased Land, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the 1997 Leased Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Other Leased Land; and


          (d) An easement and right to create and maintain upon the Other Leased Land encroachments of equipment, structures or other improvements which will be included on the 1997 Leased Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Other Leased Land;


but subject to the following easements over the 1997 Leased Land in favor of the Other Leased Land:


          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the 1997 Leased Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Other Leased Land and between the Other Leased Land and the 1997 Leased Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Other Leased Land;


          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the 1997 Leased Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Other Leased Land to another or between the Other Leased Land and the 1997 Leased Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Other Leased Land in order to permit and facilitate the operation of any facilities located on the Other Leased Land;


          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the 1997 Leased Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Other Leased Land, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the 1997 Leased Land; and


          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Other Leased Land as encroachments upon the 1997 Leased Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the 1997 Leased Land in respect of any additional improvements constructed adjacent to the 1997 Leased Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the 1997 Leased Land.


subject in all cases to the following:


(1) Lease Agreement dated as of November 1, 1983 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time relating to the Board's Industrial Development Revenue Bonds (Georgia Kraft Project), Series 1983;


(2) Lease Agreement dated as of December 1, 1983 between the Board as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Georgia Kraft Project), Series 1983;


(3) Lease Agreement dated as of December 1, 1985 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Georgia Kraft Project), Series 1985;


(4) Lease Agreement dated as of July 1, 1986 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Georgia Kraft Project), Series 1986;


(5) Lease Agreement dated as of December 1, 1988 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1988;

(6) Lease Agreement dated as of December 1, 1988 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A, 1989A, 1989B, 1989C, 1989D, 1989E, 1900A and
     1991A;


(7) Lease Agreement dated as of June 1, 1990 between the Board, as lessor, and Industrial Warehouse Services, Inc., as lessee, as amended and supplemented from time to time, relating to the Board's First Mortgage Revenue Bonds (Industrial Warehouse Services, Inc.), Series 1990;


(8) Lease Agreement dated as of June 1, 1993 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1993A;


(9) Lease Agreement dated as of June 1, 1993 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1993A and 1995A;


(10) Lease Agreement dated as of March 1, 1996 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1996;


(11) Lease Agreement dated as of September 1, 1997 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A;


(12) Lease Agreement dated as of February 1, 1998 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Mead Coated Board Project), Series 1998A; and


(13) Lease Agreement dated as of February 1, 1998 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Mead Coated Board Project), Series 1998B.

                                SECOND AMENDMENT
                                ----------------

                                       TO
                                       --

                                LEASE AGREEMENT
                                ---------------

     THIS SECOND AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of September 30, 1998 by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").


                                R E C I T A L S
                                ---------------

     The Board previously issued and sold (i) $150,000,000 in aggregate principal amount of The Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A (the "Series 1997A Bonds") pursuant to a Trust Indenture dated as of September 1, 1997 (the "Original Indenture") from the Board to AmSouth Bank, formerly AmSouth Bank of Alabama, as Trustee (the "Prior Trustee").

     Pursuant to the First Supplemental Indenture dated as of September 15, 1998 (the "First Supplemental Indenture") and a resolution of the Board of even date, The First National Bank of Chicago has been appointed as successor trustee under the Original Indenture (the "Trustee").

     The Board has used the proceeds of the sale of the Series 1997A Bonds for the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of September 1, 1997, as amended by a First Amendment to Lease Agreement dated as of August 1, 1998 (the "Agreement"). The Agreement obligates the Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Series 1997A Bonds as the same becomes due and payable.

     Under Article IV of the Original Indenture, the Board is permitted to issue Additional Bonds (as defined in the Original Indenture) in order to pay additional Notes issued by the Board in connection with the Project. In that connection, the Board is issuing $85,000,000 in aggregate principal amount of Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1998A (the "Series 1998A Bonds"), pursuant to the Original Indenture as supplemented by a Second Supplemental Trust Indenture dated as of September 30, 1998 (the "Second Supplemental Indenture") from the Board to the Trustee. The Original Indenture as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture is hereinafter referred to as the "Indenture".

     NOW, THEREFORE, as contemplated by Section 4.5 of the Agreement and in accordance with Section 1501 of the Original Indenture, the parties hereto desire to amend the Agreement as follows:


                                   ARTICLE I

                     PROVISIONS FOR AMENDING THE AGREEMENT
                     -------------------------------------

     Section 1.1  Amendment of Section 5.3 of the Agreement.  The term "Bonds"
     -----------  -----------------------------------------
as used in Section 5.3 of the Agreement shall include the Series 1998A Bonds.


     Section 1.2  Terms of Agreement Applicable to Series 1998A Bonds.  All
     -----------  ---------------------------------------------------
terms, conditions, representations and covenants set forth in the Agreement applicable to the Series 1997A Bonds and not specifically otherwise provided for in the Indenture, any supplements thereto or the Agreement, shall apply with full force and effect to the Series 1998A Bonds. Without limiting the foregoing, all references in the Agreement to the "Bonds" shall be deemed to mean the Series 1997A Bonds and the Series 1998A Bonds, including without limitation the provisions of Section 5.3 of the Agreement relating to the payment of rents.

     Section 1.3  Representations and Warranties by the Board.  The Board makes
     -----------  ------------------------------------- -----
the following representations and warranties as the basis for the undertakings on its part herein contained:


          (a)  Organization and Authority.  The Board is a public corporation
               --------------------------
     duly organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Series 1998A Bonds, (2) to use the proceeds thereof to refund the Notes issued to pay the cost to acquire, construct and install the Project, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations
     under, the Indenture, the Agreement and this Amendment.   This Amendment
     and the Second Supplemental Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

          (b)  Pending Litigation.  There are no actions, suits, proceedings,
               ------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Series 1998A Bonds, the Indenture, the Agreement, this Amendment, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c)  Issue, Sale and Other Transactions Are Legal and Authorized.  The
               -----------------------------------------------------------
     issue and sale of the Series 1998A Bonds and the execution and delivery by the Board of the Second Supplemental Indenture and this Amendment and the compliance by the Board with all of the provisions of each thereof and of the Series 1998A Bonds (i) are within the purposes, powers and authority of the Board, (ii) to the best of the knowledge of the Board, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted Encumbrances under the Agreement) upon any property of the Board under the provisions of, its certificate of incorporation or Bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

          (d)  Governmental Consents.  Neither the nature of the Board nor any
               ---------------------
     of its activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Series 1998A Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Second Supplemental Indenture and this Amendment, or the offer, issue, sale or delivery of the Series 1998A Bonds, other than (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Series 1998A Bonds required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of Notification as may be required by said Act, and (ii) the due filing and recording of this Amendment, the Second Supplemental Indenture and any financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in
     (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued a Certificate of Notification applicable to the Series 1998A Bonds, which Certificate of Notification has not been revoked or rescinded and is in full force and effect.


          (e)  No Defaults.  The Board is not in default under the Act or under
               -----------
     its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which is bound.

     Section 1.4  Representations and Warranties by the Company.  The Company
     -----------  ---------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

          (b) The Company has the corporate power and has been duly authorized to enter into this Amendment and to perform all of its obligations hereunder.

          (c) The willingness of the Board to issue the Series 1998A Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

          (d) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Amendment, or performing any of its obligations hereunder; and the execution and delivery of consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Amendment will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

          (e) No event has occurred and no condition exists that would constitute an "Event of Default" under the Agreement or this Amendment which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under the Agreement or this Amendment.

          (f) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Amendment.


                                   ARTICLE II

                                 MISCELLANEOUS
                                 -------------

     Section 2.1  Agreement and Amendment as One Document.  As amended by this
     -----------  ---------------------------------------
Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

     Section 2.2  References.  All references herein or in the Agreement to any
     -----------  ----------
Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

     Section 2.3  Counterparts.  This Amendment may be simultaneously executed
     -----------  ------------
in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 2.4  Captions.  The captions or headings in this Amendment are for
     -----------  --------
convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

     Section 2.5  Applicable Law.  This Amendment shall be construed in
     -----------  --------------
accordance with the laws of the State of Alabama.

     IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.

                              THE INDUSTRIAL DEVELOPMENT BOARD OF
                              THE CITY OF PHENIX CITY, ALABAMA

                                  Kenneth A. Roberts
                              By:--------------------------------
                                 Chairman

                              MEAD COATED BOARD, INC.

                                  Timothy R. McLevish
                              By:-------------------------------
                                 Treasurer

                            ACKNOWLEDGMENT OF BOARD

STATE OF ALABAMA

COUNTY OF RUSSELL

     I, Sydney S. Smith, a Notary Public in and for said County in said State,
        ---------------
hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

     GIVEN under my hand and seal of office, this 9th day of September, 1998.
                                                  ---

                                        Sydney S. Smith
                                        -----------------------------
                                        Notary Public

                                        SYDNEY S. SMITH
                                        NOTARY PUBLIC
                                        ALABAMA STATE-AT-LARGE

(SEAL)

                                        My commission expires:2/28/2000
                                                              -----------------

                           ACKNOWLEDGMENT OF COMPANY


STATE OF OHIO

COUNTY OF MONTGOMERY

     I, Phyllis M. Crabill,  Notary Public in and for said County in said State,
        ------------------
hereby certify that Timothy R. McLevish, whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     GIVEN under my hand and seal of office, this 23rd day of September, 1998.
                                                  ----


                                        Phyllis M. Crabill
                                        -------------------------------
                                        Notary Public

                                        Phyllis M. Crabill
                                        In and for the State of Ohio

(SEAL)

                                        My commission expires:August 31, 1999
                                                              ----------------

                             CONSENT OF BONDHOLDER
                             ---------------------

     Mead Coated Board, Inc., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A of The Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Second Amendment To Lease Agreement, dated as of September 30, 1998, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of September 1, 1997 between the Board and Mead Coated Board, Inc.

     IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of September 30, 1998.


                              MEAD COATED BOARD, INC.



                              By: /s/ Timothy R. McLevish
                                 -------------------------------
                                 Treasurer

                              CONSENT OF TRUSTEE
                              ------------------

     THE FIRST NATIONAL BANK OF CHICAGO, as successor Trustee under the Trust Indenture dated as of September 1, 1997, as supplemented from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Second Amendment To Lease Agreement, dated as of September 30, 1998, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of September 1, 1997 between the Board and Mead Coated Board, Inc.

     IN WITNESS WHEREOF, The First National Bank of Chicago has caused this Consent of Trustee to be executed in its name and behalf as of September 30, 1998.

                              THE FIRST NATIONAL BANK OF CHICAGO as Trustee



                              By: /s/ Sandra L. Caruba
                                 -------------------------------
                              Title: Vice President
                                    ----------------------------

                                  EXHIBIT "A"

                                      to

                  Second Amendment To Lease Agreement between
                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                      and
                            MEAD COATED BOARD, INC.
                        dated as of September 30, 1998


                          DESCRIPTION OF PROJECT LAND
                          ---------------------------

The Project Land includes the following property:

          The following real estate and premises situated in the County of Russell and State of Alabama:

     Eight hundred eighty four and 47/100 (884.47) acres located in Sections 32, 33, 21, 28, and 27, Township 14 North, Range 30 East, and Section 5, Township 13 North, Range 30 East, and beginning at the Southwest corner of
     Section 32, Township 14 North, Range 30 East, Russell County, Alabama, run thence North 00 degrees 38 minutes East a distance of 354.26 feet along a fence line to a concrete monument, thence North 37 degrees 57 minutes 25 seconds East a distance of 2086.55 feet to a point, thence North 57 degrees 13 minutes East a distance of 4397.87 feet to a point, thence North 01 degree 38 minutes East a distance of 970.55 feet to a point, thence North 37 degrees 53 minutes East a distance of 1948.85 feet to a point, thence North 00 degrees 37 minutes West a distance of 2783.92 feet to a point, thence North 45 degrees 16 minutes East a distance of 1570.95 feet to a concrete monument, thence North 00 degrees 27 minutes East a distance of
     621.32 feet to a concrete monument, thence South 88 degrees 26 minutes 40 seconds East a distance of 1048.15 feet to a concrete monument, thence South 00 degrees 41 minutes 10 seconds East a distance of 601.95 feet to a concrete monument, thence South 89 degrees 33 minutes 20 seconds East along the north line of Section 28, Township 14 North, Range 30 East a distance of 1915.88 feet to a concrete monument, said monument being the northeast corner of said Section 28, which is the northwest corner of Section 27, in Township 14 North, Range 30 East, thence South 89 degrees 33 minutes 20 seconds East along the North line of said Section 27 to the boundary line between the State of Georgia, and the State of Alabama; thence Southerly and Southwesterly along said line between the State of Alabama and the State of Georgia, as the same runs, to the northerly and southerly line along the west side of Section 5, Township 13 North, Range 30 East, run thence North 00 degrees 28 minutes East along the West line of said Section 5, to a point marked by an iron pipe; thence North 00 degrees 28 minutes East along the west line of said Section 5 a distance of 2825.00 feet to the northwest corner of Section 5, and the point of beginning. (The Portion of said line from the northerly line of a public road known as the Ferry Road to the northwest corner of said Section 5, which is the southwest corner of Section 32, Township 14 North, Range 30 East, being along an old fence.)

          There is hereby expressly excepted from said described lands those lands heretofore taken in fee simple by condemnation by the United States of America and subject to flowage easements taken by the United States of America by condemnation and subject to the easement rights (a) for right of way for railroad purposes and (b) for a public road over and through said described lands, such public road right of way having been conveyed by the W.C. Bradley Company, to Russell County, Alabama, by deed recorded in Deed Record 387, pages 787-788, in the office of the Judge of Probate in and for Russell County, Alabama.

          Said described lands hereby conveyed contain in the aggregate according to survey made, eight hundred eighty four and 47/100ths (884.47) acres (the "1997 Leased Land");

less and except the following property:

PARCEL 1

     Beginning at a point which is 743.81 feet east and 477.58 feet south of the northwest corner of section 28, Township 14 North, Range 30 East, Russell County, Alabama, which section corner is marked by a concrete monument, this point thus determined, being the northwest corner of the property to be conveyed, then proceeding south 128.84 feet, then east 85.0 feet, then north 128.84 feet, then west 85.0 feet to the point of beginning.

PARCEL 2

     Beginning at a point which is 928.0 feet South and 1479.0 feet East of the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument, then proceeding North a distance of 120.0 feet, then West 100.0 feet, then South
     120.0 feet, then East 100.0 feet to the point of beginning.

PARCEL 3

     At the Southwest corner of Section 22, Township 14 North, Range 30 East, Russell County, Alabama as the point of beginning, run along the South line of Section 22 N89 -50'E 976.85 feet to the property line of the United States Government; thence along said property line N2 -50'W 1296.69 feet to a branch which runs into Bluff Creek; thence along said branch the following courses; N41 -41'W 340.67 feet; S85 -42'W 324.22 feet; S81 -08'W
     330.0 feet; N25 -48'W 145.58 feet; S76 -52'W 198.66 feet; N44 -03'W 152.62 feet; S46 -35'Q 84.21 feet; S21 -00'E 83.39 feet; N82 -27'W 94.15 feet; S7
     -51'E 148.82 feet; S66 -39'W 386.20 feet; S62 -55'W 237.23 feet; S65 -05'W
     232.38 feet; S74 -24'W 408.97 feet; S51 -52'W 371.60 feet; S19 -42'W 231.02 feet; S62 -26'W 198.83 feet; N85 -48'W 229.54 feet; S89 -23'W 159.01 feet;
     N83 -01'W 327.29 feet; S80 -02'W 437.03 feet; thence S59 -27'W 318.79 feet;
     thence S3 -28'E 199.83 feet; thence S1 -16'E 607.22 feet; thence N87 -24'E
     343.43 feet; thence N82 -04'E 516.01 feet; thence N70 -45'E 540.58 feet;
     thence N89 -18'E 472.15 feet; thence N0 -01'E 400.58 feet; thence S89 -59'E
     446.0 feet; thence S0 -01'W 395.0 feet; thence N89 -18'E 171.06 feet;
     thence N46 -28'E 463.45 feet to the South line of Section 21; thence along said Section line S90 -48'E 749.92 feet to the point of beginning and containing 121.14 acres more or less.

PARCEL 4A

     All that tract or parcel of land situated lying and being in Section 28, Township 14 North, Range 30 East, Russell County, Alabama, and being more particularly described as follows: To find the point of beginning, commence at the northwest corner of Section 28, Township 14 North, Range 30 East, which corner is marked by a concrete monument and, from said point, thence running South 89 degrees 33 minutes 20 seconds East, along the North line of said Section 28, a distance of 1,250.03 feet to an iron pin, said iron pin being the beginning point of the property herein conveyed; and from said point of beginning running thence South 89 degrees 33 minutes 20 seconds East, along the North line of said Section 28, a distance of 400.0 feet to a point; thence running South 01 degree 02 minutes 40 seconds West a distance of 704.0 feet, more or less, to a point; thence running South 45 degrees 16 minutes 00 seconds West a distance of 560.0 feet, more or less, to an iron pin; thence running North 01 degree 02 minutes 40 seconds East a distance of 1,076.19 feet to the point of beginning. The property herein described is bounded on the West and South by property of Grantee herein, on the North and East by property of Grantor herein and said described tract contains 8.2 acres, more or less.

PARCEL 4B

     Commencing at the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument and proceeding east along the north line of said Section 28, which is the north property line of Georgia Kraft Company, a distance of two hundred forth-nine and ninety-six hundredths (249.96) feet to the point of intersection with the east right-of-way line of the Central of Georgia Railroad which point is marked by an iron pin, said iron pin being the point of beginning of the property herein conveyed. From said point of beginning running thence over and along the west boundary of said tract number one, which is the east right-of-way line of the Central of Georgia Railroad which is fifty feet from and parallel to the center line of the main line track, on a bearing of south one degree, two minutes and forty seconds west (S 1 02' 40" W) a distance of sixteen hundred forty-three and fifty-nine hundredths (1643.59) feet to a point, thence along the west boundary of the said tract number one, which is the east right-of-way line of the Central of Georgia Railroad and is fifty (50) feet from and concentric with the center line of the main line track, following a circular curve to the right, having a radius of eight hundred sixty-four and forty-nine hundredths (864.49) feet for an arc distance of three hundred seventy-two and forty-three hundredths (372.43) feet to an iron pin marking the southwest corner of said tract number one which is the point where the east right-of-way line of the Central of Georgia Railroad main line terminates on the north right-of-way line of the spur track serving the Georgia Kraft Company mill, said point being fifty (50) feet from the center line of the main line track and twenty-five (25) feet from the center line of the aforesaid spur track; thence along the south boundary of said tract number one, which is the north right-of-way line of the spur track serving the Georgia Kraft Company mill and is twenty-five
     (25) feet from and parallel to the center line of the aforesaid spur track, on a bearing of north fifty-one degrees, fifty-two minutes and ten seconds east (N 51 52' 10" E) for a distance of thirteen-hundred fifty-nine and ninety-three hundredths (1359.93) feet to an iron pin marking the south-east corner of said tract number one; thence along the east line of said tract number one on a bearing of north zero degrees and thirty-seven minutes west (N 0 37' W) a distance of fifty-three and fifty-six hundredths (53.56) feet to an iron pin; thence along the east boundary of said tract number one on bearing of north forty-five degrees and sixteen minutes east a distance of thirty-seven and eighty hundredths (37.80) feet to an iron pin; thence along the east boundary of said tract number one on a bearing of north one degree, two minutes and forty seconds east (N 1 02' 40" E) a distance of one thousand seventy-six and nineteen hundredths (1076.19) feet to an iron pin marking the north east corner of said tract number one and being on the north line of the aforesaid Section 28; on a bearing of north eighty-nine degrees thirty-three minutes and twenty seconds West (N 89 33' 20" W) a distance of one thousand and seven hundredths (1000.07) feet to the point of beginning. The above described boundaries of said tract number one enclose thirty-five and fifty-one hundredths (35.51) acres, more or less;

     excepting from the foregoing description of Parcel 4A and Parcel 4B the following described Tracts A, B and C:

     TRACT A

          A 200 foot wide strip of land for a road right-of-way situated in Sections 20, 28 and 29, Township 14 North, Range 30 East, in Russell County, Alabama, and being 100 feet on either side of and contiguous with the following described centerline:

     Commence at the Northeast corner of Section 20, Township 14 North, Range 30 East and run North 86 degrees 56 minutes West for a distance of 751.7 feet; thence South 33 degrees 37 minutes West for a distance of 2187.0 feet; thence South 18 degrees 31 minutes West for a distance of 856.7 feet; thence South 19 degrees 29 minutes West for a distance of 507.5 feet; thence South 89 degrees 26 minutes East for a distance of 91.80 feet; thence from the last described course turn left 151 degrees 00 minutes and run Northwesterly 138.20 feet to a point in the center of Alabama Highway No. 165 and the point of beginning for said centerline; thence turn right 180 degrees 00 minutes and run Southeasterly along said centerline 230.00 feet to the point of a curve to the right; said curve having a 17 degree 32 minutes 16 seconds degree of curvature and an included angle of 62 degrees 45 minutes; thence continue along said curve an arc distance of 359.20 feet to the point of tangent to said curve; thence continue tangent to last described curve Southerly a distance of 1719.47 feet to the point of a curve to the left; said curve having a 10 degree 00 minutes 14 seconds degree of curvature and an included angle of 27 degrees 25 minutes 40 seconds; thence continue along said curve an arc distance of 274.51 feet to the point of tangent to said curve; thence continue tangent to the last described curve Southeasterly 1097.83 feet to the point of a curve to the left; said curve having a 12 degree 30 minute degree of curvature and an included angle of 101 degrees 50 minutes 41 seconds; thence continue along said curve an arc distance of 816.38 feet to the point of tangent to said curve; thence continue tangent to last described curve Northeasterly 1351.87 feet to the point of a curve to the right; said curve having a 22 degree 31 minutes 55 seconds degree of curvature and an included angle of 37 degrees 53 minutes 10 seconds; thence continue along said curve an arc distance of 168.14 feet to the intersection of said curve and the centerline of existing railroad; said intersection being the end of said centerline of roadway description.

     Said strip of land lying in Sections 20, 28 and 29, Township 14 North, Range 30 East, Russell County, Alabama and containing 27.62 acres more or less.

     TRACT B

     Beginning at a point which is 743.81 feet east and 477.58 feet south of the northwest corner of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, which section corner is marked by a concrete monument, this point thus determined, being the northwest corner of the property to be conveyed, then proceeding south 128.84 feet, then east 85.0 feet, then north 128.84 feet, then west 85.0 feet to the point of beginning.

     TRACT C

     Beginning at a point which is 928.0 feet South and 1479.0 feet East of the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument, then proceeding North a distance of 120.0 feet, then West 100.0 feet, then South
     120.0 feet, then East 100.0 feet to the point of beginning.

PARCEL 5

     WASTE WOOD CONVEYOR TO SCALPER (C-28506) AREA AND
     TRUCK DUMPER (C-28505) AREA

          All that portion of land and structures lying 9' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 31 59' 52' E, 291.25' to the point of beginning; thence S 0 00' W, 231.00' to a point on the north side of a rectangular area (Truck Dumper) bounded by a N 792,366.0, N 792,326.5, and E 234,642.0, and E 234,765.5,
     said rectangular area being the point of ending; said land being 0.21 +
                                                                           -
     acres;

     NO. 1 BARK TRANSFER CONVEYOR (C-28503) AREA,
     NO. 2 BARK TRANSFER CONVEYOR (C-28504) AREA,
     BARK HOG STRUCTURE (C-28534) AREA
     AND REFUSE CONVEYOR SCALPER (C-28533) AREA

          All that portion of land and structures lying 9' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 31 59' 52" E, 291.25' to the point of beginning; thence S 8 20' 17" W, 284.46' to the center of a rectangular area which is parallel to the last said course 22' north to south by 15' east to west; thence S 81 39' 40" E, 843.58' to a parallel rectangular area (Bark Hog Structure) 26.00' north to south (10.00' lying south of last said course) by 37.50'; thence continue along last said course 27.00';

     thence N 45 07' 38" E, 350.71' to the point of ending; said land being 0.63 + acres;

     NO. 2 TURBINE AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence S 25 19' 16" E, 663.98' to the point of beginning (N 792,550.0 E 233,534.0);
     thence S 0  00' W, 50.00'; thence N 90  00' E, 121.00'; thence N 0  00' W,
     50.00'; thence N 90 00' W, 121.00' to the point of beginning; said land being 0.14 + acres;
                -

     SANITARY PACKAGE TREATMENT PLANT AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 35' 13" W, 1186.73' to the point of beginning (N 791,565.0. E 233,610.0);
     thence S 0' 00" W, 12.00'; thence N 90  00' W, 64.00'; thence N. 0' 00" W
     12.00'; thence N 90' 00" E, 64.00' to the point of beginning; said land being 0.02 + acres; and
                -

     NO. 3 BARK BOILER AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence S 29
     39' 25" E, 461.76' to the point of beginning (N 792,748.92, E 233,478.50);
     thence N 90  00' E, 73.57'; thence S 0  00' W, 34.50'; thence N 90  00' W,
     11.82'; thence S 0  00' W, 143.17'; thence N 90  00' W, 90.62'; thence N 0
     00" W, 83.08'; thence N 90  00" E, 28.87'; thence N 0  00' W, 94.59' to the point of beginning; said land being 0.32 + acres;
                                              -

PARCEL 6

     NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511),
     CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513),
     AND CHIPS SCREEN HOUSE AREA (C-28515)

          All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 63 51' 31" E, 790.90' to the point of beginning; thence N 90 00' W, 82.00; thence S 0' 00" W, 8.75'; thence N 90 00' W, 232.22'; thence S 15
     17' 15" E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56+ acres;

     CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)

          All that portion of land and structures lying 14' on each side of the following described centerline:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 45 24' 34" E, 692.79' to the point of beginning; thence S 36 51' 02" E, 454.94' to the point of ending; said land being 0.29+ acres;
                                                         -

     CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
     HARDWOOD STORAGE CONVEYOR AREA (C-28537)

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 71 34' 06" E, 600.24' to the point of beginning; thence S 71 04' 32" E, 640.91'; thence N 50 08' 32" E, 61.59' to the point of ending; said land being 0.45 + acres;
                -

     CHIP CONVEYOR TO DIGESTER AREA (C-28521),
     CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
     AND CHIP SILO AREA (C-28520)

          All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in
     Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence S 48 21' 59" W, 84.29' to the point of beginning; thence S 56 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360 00' bounded by a rectangular structure 32' -6" + East-West and 32' -6" + North-South; thence N 82 51' 32" E,
             -                       -
     355.48' to the point of ending; said land being 0.45 + acres;
                                                          -

     NEW WASHER FACILITY AND BATCH DIGESTER AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48
     06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25);
     thence S 0  00' W, 133.50'; thence N 90  00' W, 103.39'; thence S 0  00' W,
     103.50'; thence 90  00' W, 48.00'; thence N 0  00' W, 55.75'; thence N 90
     00' W, 80.00; thence S 0  00' W, 42.75'; thence N 90  00' W, 63.00; thence
     N 0  00' W, 110.00'; thence N45  00' E, 55.00'; thence N0  00' W, 23.11';
     thence 90  00' E, 23.00'; thence N 0  00' W, 23.25'; thence N90  00' E,
     170.00'; thence N 0  00' W, 28.75'; thence N 90  00' E, 62.50' to the point of beginning; said area being 1.01 + acres;
                                        -

     MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA

          All that portion of and, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 46' 07" W,

     591.71' to the point of beginning (N 791, 960.0 E 234,055.0); thence S 0 00' W, 170.00'; thence N 90 00' W, 111.00; thence 0 00' W, 170.00'; thence
     N 90 00' E, 111.00' to the point of beginning; said land being 0.43 +
                                                                         -
     acres;

     TURPENTINE RECOVERY FACILITY AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63 26' 06" W, 11.18' to the point of beginning (N 792,345.0, E 234, 490.0);
     thence N 0' 00" W, 30.00'; thence N 90  00" E, 20.00'; thence S 0  00' W,
     30.00'; thence N 90 00' W, 20.00' to the point of beginning; said land being 0.01 + acres;
                -

     LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523),
     DRUM AREA (C-28525, VIBRATING CONVEYORS AREA (C-28532),
     CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
     AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 80
     22' 54" E, 879.79' to the point of beginning; thence N 0 00' W, 326.00'; thence N 90 00' E, 711.08'; thence S 0 00' W, 326.00'; thence N 90 00'
     W, 328.00'; thence S 0  00' W, 188.00'; thence N 90  00' W, 50.00'; thence
     N 0 00' W, 188.00'; thence N 90 00' W, 333.08' to the point of beginning; said land being 5.54 + acres;
                          -

     AREA "B" MAINTENANCE SHOP AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11 04' 57" W, 197.69' to the point of beginning (N 792,156.0, E 234,462.0);
     thence S 0  00" W, 82.00'; thence N 90  00" w, 52.00'; thence N 0  00' W,
     82.00'; thence N 90 00' E, 52.00 to the point of beginning' said land being 0.10 + acres;
                -

     NEW LIME KILN/RECAUSTICIZING

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence N 70
     51' 29" E, 267.79' to the point of beginning (N 793,238.0 E 233,503.0);
     thence N 90  00' E, 399.23'; thence S 0  00' W, 50.00'; thence N 90  00' W,
     10.00'; thence S 0  00' W, 40.00'; thence N 90  00' W, 136.23'; thence N 0
     00' W, 80.00'; thence N 90  00' W, 50.00'; thence S 0  00' W, 10.00';
     thence N 90  00' W, 54.00'; thence S 0  00' W, 40.00'; thence N 90  00' E,
     65.00'; thence S 0  00' W, 30.00'; thence N 90  00' W, 150.00'; thence N 0
     00' W, 17.00'; thence N 90  00' W, 64.00'; thence N 0  00' W, 73.00' to the point of beginning; said land being 0.657, more or less acres, less than and except all structures not included in the Mead Corporation Contract No. 21-3097A.

     NO. 2 RECOVERY BOILER AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40
     16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32');
     thence N 90  00' E, 36.30'; thence N 0  00' W, 20.50'; thence N 90  00' E,
     72.26'; thence N 0  00' W, 14.83'; thence N 90  00' E, 110.50'; thence S 0
     00' W, 42.58'; thence N 90  00' E, 26.00'; thence S 0  00' W, 81.00' thence
     N 90  00' W, 51.00' thence N 0  00" W, 25.12'; thence N 90  00' W, 72.26';
     thence N 90  00' W, 20.50'; thence N 0  00' W, 36.30'; thence N 0  00' W,
     34.00' to the point of beginning' said land being 0.47 + acres;
                                                            -

     NEW EVAPORATORS AND NEW TANKS AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19; E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33);
     thence N 90 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90 00'; thence S 0 00' W, 135.33'; thence along an arc South and West 53.41' having a radius of 34.00' with a central angle of 90 00'; thence N 90 00' W, 34.00'; thence N 0 00' W, 99.79'; thence N 90 00' W, 69.00'; thence N 59 47' 19" W,
     91.42'; thence N 90  00' W, 64.67'; thence N 0  00' W, 57.54' to the point of beginning; said land being 0.72 + acres;
                                        -

PARCEL 7

     LIME MUD WASTE DISPOSAL FACILITIES

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233, 250.02 of the West Zone of the State of Georgia Coordinate System; thence N 86
     38' 59" E, 253.41' to the point of beginning (N 793,165.00 E 233,503.00);
     thence N 90  00' E, 64.00'; thence S 0  00' E, 17.00'; thence N 90  00' E,
     150.00; thence N 0  00' E, 30.00'; thence N 90  00' W, 65.00'; thence N 0
     00' E, 40.00'; thence N 90  00' E, 54.00'; thence N 0  00' E, 10.00';
     thence N 90  00' E, 50.00'; thence S 0  00' E, 80.00'; thence N 90  00' E,
     136.23'; thence N 0  00' E, 40.00'; thence N 90  00' E, 75.00'; thence S 0
     00' E, 78.00;' thence N 90  00' W, 464.23'; thence 0  00' E, 55.00'; to the point of beginning; said land being 0.633 more or less acres, less than and except all structures not included in the Mead Corporation Contract No. 21-3097A.


PARCEL 8A

          A tract of land situated in the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) and the Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4) of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, being more particularly described as follows:

     Commence at the Northwest corner of Section 28 Township 14 North, Range 30 East; thence run South 89 degrees 33 minutes 20 seconds East along the North Boundary of such Section 28 a distance of 2806.62 feet to a point; thence turn right and run due South a distance of 1210.86 feet to a point at the western end of the Bark Handling System, such point being the beginning of the tract of land herein described.

     Begin at such point of beginning, turn an angle to the left and run North 45 degrees 00 minutes East a distance of 63.64 feet to a point; thence turn an angle to the right 45 degrees 00 minutes and run easterly a distance of
     310.00 feet to a point; thence turn an angle to the right 45 degrees 00 minutes and run southeasterly a distance of 63.64 feet to a point; thence turn an angle to the left 45 degrees 00 minutes and run easterly a distance of 270.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 155.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run easterly a distance of
     136.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 94.35 feet to a point; thence turn an angle to the right 30 degrees 00 minutes and run southwesterly a distance of 263.00 feet to a point; thence turn an angle to the left 30 degrees 00 minutes and run southerly a distance of 132.88 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run westerly a distance of 84.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 405.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run westerly a distance of 120.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 115.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run westerly a distance of 470.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 90.00 feet to the point of beginning.

PARCEL 8B

          A tract of land situated in the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4) and the Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4) of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, being more particularly described as follows:

     Commence at the Northwest corner of Section 28, Township 14 North, Range 30 East; thence run South 89 degrees 33 minutes 20 seconds East along the North Boundary of such Section 28 a distance of 2290.86 feet to a point; thence turn right and run due South a distance of 1225.36 feet to a point at the Northeast corner of the #2 Bark Boiler Building, such point being the point of beginning of the tract of land herein described.

     Being at such point of beginning, continue due South a distance of 95.75 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run westerly a distance of 67.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 95.75 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run easterly a distance of 15.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run northerly a distance of 40.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run easterly a distance of 34.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 40.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run easterly a distance of 18.00 feet to the point of beginning.

PARCEL 9

          All that portion of land, and structures lying thereon, in Section 28, T14N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 794,023.97, E 232,940.10 of the West Zone of the State of Georgia Coordinate System; thence S 52 11' 16" E 381.63' to the point of beginning (N 793,790.00 E 233,241.60);
     thence N 90  00' 00" E 760.00'; thence S 0  00' 00" E 102.00'; thence N 90
     00' 00" E 128.04'; thence S 0  00' 00" E 960.48' (at existing utility bridge)' the N 90  00' 00" W 13.00'; thence N 0  00' 00" W 672.48', thence
     N 90  00' 00 W 875.04'; thence N 0  00' 00" E 390.00' to the point of beginning; said land being 7.85 + acres; less than and except any
                                     -
     structures not included in the Mead Corporation Contract No. 21-4162;

     (collectively, (Parcels 1 through 9) the "Other Leased Land")

together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Other Leased Land in order to provide all necessary or convenient ingress or egress between the 1997 Leased Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the 1997 Leased Land and the Other Leased Land;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Other Leased Land necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the 1997 Leased Land to the Other Leased Land, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Other Leased Land in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Other Leased Land, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the 1997 Leased Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Other Leased Land; and

          (d) An easement and right to create and maintain upon the Other Leased Land encroachments of equipment, structures or other improvements which will be included on the 1997 Leased Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Other Leased Land;

but subject to the following easements over the 1997 Leased Land in favor of the Other Leased Land:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the 1997 Leased Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Other Leased Land and between the Other Leased Land and the 1997 Leased Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Other Leased Land;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the 1997 Leased Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Other Leased Land to another or between the Other Leased Land and the 1997 Leased Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Other Leased Land in order to permit and facilitate the operation of any facilities located on the Other Leased Land;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the 1997 Leased Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Other Leased Land, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the 1997 Leased Land; and

          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Other Leased Land as encroachments upon the 1997 Leased Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the 1997 Leased Land in respect of any additional improvements constructed adjacent to the 1997 Leased Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the 1997 Leased Land.

subject in all cases to the following:

(1) Lease Agreement dated as of November 1, 1983 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time relating to the Board's Industrial Development Revenue Bonds (Georgia Kraft Project), Series 1983;

(2) Lease Agreement dated as of December 1, 1983 between the Board as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Georgia Kraft Project), Series 1983;

(3) Lease Agreement dated as of December 1, 1985 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Georgia Kraft Project), Series 1985;

(4) Lease Agreement dated as of July 1, 1986 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Georgia Kraft Project), Series 1986;

(5) Lease Agreement dated as of December 1, 1988 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1988;

(6) Lease Agreement dated as of December 1, 1988 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A, 1989A, 1989B, 1989C, 1989D, 1989E, 1900A and
     1991A;

(7) Lease Agreement dated as of June 1, 1990 between the Board, as lessor, and Industrial Warehouse Services, Inc., as lessee, as amended and supplemented from time to time, relating to the Board's First Mortgage Revenue Bonds (Industrial Warehouse Services, Inc.), Series 1990;

(8) Lease Agreement dated as of June 1, 1993 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1993A;

(9) Lease Agreement dated as of June 1, 1993 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1993A and 1995A;

(10) Lease Agreement dated as of March 1, 1996 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1996;

(11) Lease Agreement dated as of September 1, 1997 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A and 1998A;

(12) Lease Agreement dated as of February 1, 1998 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Mead Coated Board Project), Series 1998A; and

(13) Lease Agreement dated as of February 1, 1998 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Mead Coated Board Project), Series 1998B.

                                THIRD AMENDMENT
                                ---------------

                                      TO
                                      --

                                LEASE AGREEMENT
                                ---------------

     THIS THIRD AMENDMENT TO LEASE AGREEMENT (the "Amendment") is made and entered into as of August 1, 1999 by and between THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA (the "Board"), a public body corporate and politic duly organized and existing under the Constitution and laws of the State of Alabama, and MEAD COATED BOARD, INC., a Delaware corporation (the "Company").

                                R E C I T A L S
                                ---------------

     The Board previously issued and sold (i) $150,000,000 in aggregate principal amount of the Industrial Development Board of the City of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A (the "Series 1997A Bonds"), and (ii) $85,000,000 in aggregate principal amount of the Industrial Development Board of Phenix City, Alabama Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1998A (the "Series 1998A Bonds") pursuant to a Trust Indenture dated as of September 1, 1997 (the "Original Indenture" as amended and supplemented to date, the "Indenture") from the Board to The First National Bank of Chicago, as successor Trustee (the "Trustee").

     The Board has used the proceeds of the sale of the Series 1997A Bonds for the payment of outstanding industrial development temporary borrowing notes (the "Notes") issued by the Board for the purpose of funding the acquisition, construction and installation of a coated natural kraft mill and related facilities (the "Project") in connection with certain industrial facilities located near Phenix City, Alabama. The Project is owned by the Board and leased to the Company pursuant to a Lease Agreement dated as of September 1, 1997, as amended by a First Amendment to Lease Agreement dated as of August 1, 1998 and a Second Amendment to Lease Agreement dated as of September 30, 1998 (the "Agreement"). The Agreement obligates the Company to make rental payments in such amounts and at such times as will provide for the payment of the principal and interest on the Series 1997A Bonds and the Series 1998A Bonds as the same becomes due and payable.

     Under Article IV of the Original Indenture, the Board is permitted to issue Additional Bonds (as defined in the Original Indenture) in order to pay additional Notes issued by the Board in furtherance of the Project. In that connection, the Board is issuing $30,000,000 in aggregate principal amount of Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1999A (the "Series 1999A Bonds"), pursuant to the Original Indenture as supplemented by a Third Supplemental Trust Indenture dated as of August 1, 1999 (the "Third Supplemental Indenture") from the Board to the Trustee. The Original Indenture as supplemented by the First Supplemental Indenture, the Second Supplemental Indenture and the Third Supplemental Indenture is hereinafter referred to as the "Indenture".

     NOW, THEREFORE, as contemplated by Section 4.5 of the Agreement and in accordance with Section 1501 of the Original Indenture, the parties hereto desire to amend the Agreement as follows:

                                   ARTICLE I

                     PROVISIONS FOR AMENDING THE AGREEMENT
                     -------------------------------------

     Section 1.1  Amendment of Section 5.3 of the Agreement.  The term "Bonds"
     -----------  -----------------------------------------
as used in Section 5.3 of the Agreement shall include the Series 1999A Bonds.

     Section 1.2  Terms of Agreement Applicable to Series 1999A Bonds.  All
     -----------  ---------------------------------------------------
terms, conditions, representations and covenants set forth in the Agreement applicable to the

Series 1997A Bonds and the Series 1998A Bonds and not specifically otherwise provided for in the Indenture, any supplements thereto or the Agreement, shall apply with full force and effect to the Series 1999A Bonds. Without limiting the foregoing, all references in the Agreement to the "Bonds" shall be deemed to mean the Series 1997A Bonds, the Series 1998A Bonds and the Series 1999A Bonds including without limitation the provisions of Section 5.3 of the Agreement relating to the payment of rents.

     Section 1.3  Representations and Warranties by the Board.  The Board makes
     -----------  ------------------------------------- -----
the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a)  Organization and Authority.  The Board is a public corporation
               --------------------------
     duly organized and validly existing under the provisions of the Act by authority of a resolution adopted by the Board of Commissioners of the City on June 14, 1960 and a Certificate of Incorporation duly filed for record on October 17, 1960, in the office of the Judge of Probate of Russell County, Alabama, which Certificate of Incorporation has not been amended or been revoked and is of full force and effect. The Board has all requisite power and authority under the Act (1) to issue the Series 1999A Bonds, (2) to use the proceeds thereof to refund the Notes issued to pay the cost to acquire, construct and install the Project, (3) to own, lease, encumber and dispose of the Project, and (4) to enter into, and perform its obligations
     under, the Indenture, the Agreement and this Amendment.   This Amendment
     and the Third Supplemental Indenture have been duly authorized, executed and delivered by the Board and are legal, valid and binding agreements enforceable against the Board in accordance with their respective terms.

          (b)  Pending Litigation.  There are no actions, suits, proceedings,
               ------------------
     inquiries or investigations pending, or to the knowledge of the Board threatened, against or affecting the Board in any court or before any governmental authority or arbitration board or tribunal, which adversely affect the validity or enforceability of the Series 1999A Bonds, the Indenture, the Agreement, this Amendment, or any agreement or instrument to which the Board is a party and which is used or contemplated for use in the consummation of the transactions contemplated hereby or thereby.

          (c)  Issue, Sale and Other Transactions Are Legal and Authorized.  The
               -----------------------------------------------------------
     issue and sale of the Series 1999A Bonds and the execution and delivery by the Board of the Third Supplemental Indenture and this Amendment and the compliance by the Board with all of the provisions of each thereof and of the Series 1999A Bonds (i) are within the purposes, powers and authority of the Board, (ii) to the best of the knowledge of the Board, have been done in full compliance with the provisions of the Act, are legal and will not conflict with or constitute on the part of the Board a violation of or a breach of or default under, or result in the creation of any lien or encumbrance (other than Permitted Encumbrances under the Agreement) upon any property of the Board under the provisions of, its certificate of incorporation or Bylaws, or any indenture, mortgage, deed of trust, note agreement or other agreement or instrument to which the Board is a party or by which the Board is bound, or any license, judgment, decree, law, statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Board or any of its activities or properties, and (iii) have been duly authorized by all necessary corporate action on the part of the Board.

          (d)  Governmental Consents.  Neither the nature of the Board nor any
               ---------------------
     of its activities or properties, nor any relationship between the Board and any other person, nor any circumstance in connection with the offer, issue, sale or delivery of any of the Series 1999A Bonds is such as to require the consent, approval or authorization of, or the filing, registration or qualification with, any governmental authority on the part of the Board in connection with the execution, delivery and performance of the Third Supplemental Indenture and this Amendment, or the offer, issue, sale or delivery of the Series 1999A Bonds, other than (i) the filing with the Alabama Securities Commission of the notification of the Board's intention to issue the Series 1999A Bonds required by Act No. 586 enacted at the 1978 Regular Session of the Legislature of the State and the issuance by the Director of the Alabama Securities Commission of such Certificate of Notification as may be required by said Act, and (ii) the due filing and recording of Third Supplemental Indenture and any financing statements covering the security interests created hereunder and under the Indenture. The Board has filed the notification referred to in (i) of the preceding sentence and the Director of the Alabama Securities Commission has issued a Certificate of Notification applicable to the Series 1999A Bonds, which Certificate of Notification has not been revoked or rescinded and is in full force and effect.

          (e)  No Defaults.  The Board is not in default under the Act or under
               -----------
     its Certificate of Incorporation or Bylaws or any other agreement or instrument to which it is a party or by which is bound.

     Section 1.4  Representations and Warranties by the Company.  The Company
     -----------  ---------------------------------------------
makes the following representations and warranties as the basis for the undertakings on its part herein contained:

          (a) The Company (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) has all requisite corporate power and authority to carry on its business as now being conducted and as presently proposed to be conducted, and (iii) has duly qualified and is authorized to do business and is in good standing as a foreign corporation in the State.

          (b) The Company has the corporate power and has been duly authorized to enter into this Amendment and to perform all of its obligations hereunder.

          (c) The willingness of the Board to issue the Series 1999A Bonds for purposes of financing costs of acquiring, constructing, and installing the Project, and to lease the Project to the Company, has induced the Company to locate the Project within the State of Alabama and, more particularly, within 25 miles of the City.

          (d) The Company is not subject to any contractual or other limitation or provision of any nature whatsoever which in any material way limits, restricts or prevents the Company from entering into this Amendment, or performing any of its obligations hereunder; and the execution and delivery of consummation of the transactions contemplated hereby, and the fulfillment of or compliance with the terms and conditions of this Amendment will not conflict with or result in a breach of the terms, conditions or provisions of any restriction, agreement or instrument to which the Company is a party or by which it is bound, or constitute a default under any of the foregoing.

          (e) No event has occurred and no condition exists that would constitute an "Event of Default" under the Agreement or this Amendment which, with the lapse of time or with the giving of notice or both, would become an "Event of Default" under the Agreement or this Amendment.

          (f) To the best of its knowledge and belief, the Company is not in violation of any laws, ordinances, governmental rules or regulations to which it is subject and has not failed to obtain any licenses, permits, franchises or other governmental authorizations necessary to the ownership of its properties or to the conduct of its business, which violation or failure to obtain would reasonably be expected to materially and adversely affect the ability of the Company to perform its obligations under this Amendment.

                                  ARTICLE II

                                 MISCELLANEOUS
                                 -------------

     Section 2.1  Agreement and Amendment as One Document.  As amended by this
     -----------  ---------------------------------------
Amendment, the Agreement is in all respects ratified and confirmed and the Agreement and this Amendment shall be read, taken and construed as one and the same instrument.

     Section 2.2  References.  All references herein or in the Agreement to any
     -----------  ----------
Article, Section or provision of the Agreement shall refer to any such Article, Section or provision as hereby amended.

     Section 2.3  Counterparts.  This Amendment may be simultaneously executed
     -----------  ------------
in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

     Section 2.4  Captions.  The captions or headings in this Amendment are for
     -----------  --------
convenience only and in no way define, limit or describe the scope or intent of any provision of this Amendment.

     Section 2.5  Applicable Law.  This Amendment shall be construed in
     -----------  --------------
accordance with the laws of the State of Alabama.

     IN WITNESS WHEREOF, the Board and the Company have caused this Amendment to be executed in their respective corporate names as of the date first written above.


                              THE INDUSTRIAL DEVELOPMENT BOARD OF
                              THE CITY OF PHENIX CITY, ALABAMA



                              By: /s/ Kenneth A. Roberts
                                 --------------------------------
                                 Chairman


                              MEAD COATED BOARD, INC.


                              By: /s/ Timothy R. McLevish
                                 --------------------------------
                                 Treasurer

                            ACKNOWLEDGMENT OF BOARD


STATE OF ALABAMA

COUNTY OF RUSSELL

     I, Sydney S. Smith, a Notary Public in and for said County in said State,
        ---------------
hereby certify that Kenneth A. Roberts, whose name as Chairman of the Board of Directors of THE INDUSTRIAL DEVELOPMENT BOARD OF THE CITY OF PHENIX CITY, ALABAMA, a public corporation and instrumentality under the laws of the State of Alabama, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said public corporation.

     GIVEN under my hand and seal of office, this 21st day of July _____, 1999.
                                                  ----



                              Sydney S. Smith
                              -----------------------------
                              Notary Public


                              SYDNEY S. SMITH
                              NOTARY PUBLIC
                              ALABAMA STATE-AT-LARGE

(SEAL)

                              My commission expires: 2/28/2000
                                                     ---------

                           ACKNOWLEDGMENT OF COMPANY

STATE OF OHIO

COUNTY OF MONTGOMERY

     I, Denise L. Williams,  Notary Public in and for said County in said State,
        ------------------
hereby certify that Timothy R. McLevish, whose name as Treasurer of MEAD COATED BOARD, INC., a corporation organized and existing under the laws of the State of Delaware, is signed to the foregoing instrument and who is known to me, acknowledged before me on this day that, being informed of the contents of the said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

     GIVEN under my hand and seal of office, this 3rd day of August, 1999.
                                                  ---



                              Denise L. Williams
                              -------------------------------
                              Notary Public

                              DENISE L. WILLIAMS, Notary Public
                              In and for the State of Ohio
                              My Commission Expires May 1, 2002

(SEAL)

                              My commission expires: May 1, 2002
                                                    ------------

                             CONSENT OF BONDHOLDER
                             ---------------------


     Mead Coated Board, Inc., as holder of all of the outstanding Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A and Series 1998A of The Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Third Amendment To Lease Agreement, dated as of August 1, 1999, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of September 1, 1997 between the Board and Mead Coated Board, Inc.

     IN WITNESS WHEREOF, Mead Coated Board, Inc. has caused this Consent of Bondholder to be executed in its name and behalf as of August 1, 1999.
                                                              -


                              MEAD COATED BOARD, INC.


                                 Timothy R. McLevish
                              By:-------------------------------
                                 Treasurer

                              CONSENT OF TRUSTEE
                              ------------------


     THE FIRST NATIONAL BANK OF CHICAGO, as successor Trustee under the Trust Indenture dated as of September 1, 1997, as supplemented from the Industrial Development Board of the City of Phenix City, Alabama (the "Board"), hereby consents to the execution and delivery of the foregoing Third Amendment To Lease Agreement, dated as of August 1, 1999, between the Board and Mead Coated Board, Inc., amending the Lease Agreement, dated as of September 1, 1997 between the Board and Mead Coated Board, Inc.

     IN WITNESS WHEREOF, The First National Bank of Chicago has caused this Consent of Trustee to be executed in its name and behalf as of August 1, 1999.
                                                                      -


                              THE FIRST NATIONAL BANK OF CHICAGO as Trustee


                                 Amy Movitz
                             By: -------------------------------
                                    Assistant Vice President
                             Title: -----------------------------

                                  EXHIBIT "A"

                                      to

                  Third Amendment To Lease Agreement between
                      THE INDUSTRIAL DEVELOPMENT BOARD OF
                       THE CITY OF PHENIX CITY, ALABAMA
                                      and
                            MEAD COATED BOARD, INC.
                          dated as of August 1 , 1999
                                             -


                          DESCRIPTION OF PROJECT LAND
                          ---------------------------

The Project Land includes the following property:

          The following real estate and premises situated in the County of Russell and State of Alabama:

     Eight hundred eighty four and 47/100 (884.47) acres located in Sections 32, 33, 21, 28, and 27, Township 14 North, Range 30 East, and Section 5, Township 13 North, Range 30 East, and beginning at the Southwest corner of
     Section 32, Township 14 North, Range 30 East, Russell County, Alabama, run thence North 00 degrees 38 minutes East a distance of 354.26 feet along a fence line to a concrete monument, thence North 37 degrees 57 minutes 25 seconds East a distance of 2086.55 feet to a point, thence North 57 degrees 13 minutes East a distance of 4397.87 feet to a point, thence North 01 degree 38 minutes East a distance of 970.55 feet to a point, thence North 37 degrees 53 minutes East a distance of 1948.85 feet to a point, thence North 00 degrees 37 minutes West a distance of 2783.92 feet to a point, thence North 45 degrees 16 minutes East a distance of 1570.95 feet to a concrete monument, thence North 00 degrees 27 minutes East a distance of
     621.32 feet to a concrete monument, thence South 88 degrees 26 minutes 40 seconds East a distance of 1048.15 feet to a concrete monument, thence South 00 degrees 41 minutes 10 seconds East a distance of 601.95 feet to a concrete monument, thence South 89 degrees 33 minutes 20 seconds East along the north line of Section 28, Township 14 North, Range 30 East a distance of 1915.88 feet to a concrete monument, said monument being the northeast corner of said Section 28, which is the northwest corner of Section 27, in Township 14 North, Range 30 East, thence South 89 degrees 33 minutes 20 seconds East along the North line of said Section 27 to the boundary line between the State of Georgia, and the State of Alabama; thence Southerly and Southwesterly along said line between the State of Alabama and the State of Georgia, as the same runs, to the northerly and southerly line along the west side of Section 5, Township 13 North, Range 30 East, run thence North 00 degrees 28 minutes East along the West line of said Section 5, to a point marked by an iron pipe; thence North 00 degrees 28 minutes East along the west line of said Section 5 a distance of 2825.00 feet to the northwest corner of Section 5, and the point of beginning. (The Portion of said line from the northerly line of a public road known as the Ferry Road to the northwest corner of said Section 5, which is the southwest corner of Section 32, Township 14 North, Range 30 East, being along an old fence.)
          There is hereby expressly excepted from said described lands those lands heretofore taken in fee simple by condemnation by the United States of America and subject to flowage easements taken by the United States of America by condemnation and subject to the easement rights (a) for right of way for railroad purposes and (b) for a public road over and through said described lands, such public road right of way having been conveyed by the W.C. Bradley Company, to Russell County, Alabama, by deed recorded in Deed Record 387, pages 787-788, in the office of the Judge of Probate in and for Russell County, Alabama.
          Said described lands hereby conveyed contain in the aggregate according to survey made, eight hundred eighty four and 47/100ths (884.47) acres (the "1997 Leased Land");

     less and except the following property:

     PARCEL 1
          Beginning at a point which is 743.81 feet east and 477.58 feet south of the northwest corner of section 28, Township 14 North, Range 30 East, Russell County, Alabama, which section corner is marked by a concrete monument, this point thus determined, being the northwest corner of the property to be conveyed, then proceeding south 128.84 feet, then east 85.0 feet, then north 128.84 feet, then west 85.0 feet to the point of beginning.

     PARCEL 2
          Beginning at a point which is 928.0 feet South and 1479.0 feet East of the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument, then proceeding North a distance of 120.0 feet, then West
          100.0 feet, then South 120.0 feet, then East 100.0 feet to the point of beginning.

     PARCEL 3
          At the Southwest corner of Section 22, Township 14 North, Range 30 East, Russell County, Alabama as the point of beginning, run along the South line of Section 22 N89 -50'E 976.85 feet to the property line of the United States Government; thence along said property line N2 -50'W 1296.69 feet to a branch which runs into Bluff Creek; thence along said branch the following courses; N41 -41'W 340.67 feet; S85 -42'W
          324.22 feet; S81 -08'W 330.0 feet; N25 -48'W 145.58 feet; S76 -52'W
          198.66 feet; N44 -03'W 152.62 feet; S46 -35'Q 84.21 feet; S21 -00'E
          83.39 feet; N82 -27'W 94.15 feet; S7-51'E 148.82 feet; S66 -39'W
          386.20 feet; S62 -55'W 237.23 feet; S65 -05'W 232.38 feet; S74 -24'W
          408.97 feet; S51 -52'W 371.60 feet; S19 -42'W 231.02 feet; S62 -26'W
          198.83 feet; N85 -48'W 229.54 feet; S89 -23'W 159.01 feet; N83 -01'W
          327.29 feet; S80 -02'W 437.03 feet; thence S59 -27'W 318.79 feet;
          thence S3 -28'E 199.83 feet; thence S1 -16'E 607.22 feet; thence N87 - 24'E 343.43 feet; thence N82 -04'E 516.01 feet; thence N70 -45'E
          540.58 feet; thence N89 -18'E 472.15 feet; thence N0 -01'E 400.58 feet; thence S89 -59'E 446.0 feet; thence S0 -01'W 395.0 feet; thence N89 -18'E 171.06 feet; thence N46 -28'E 463.45 feet to the South line of Section 21; thence along said Section line S90 -48'E 749.92 feet to the point of beginning and containing 121.14 acres more or less.

     PARCEL 4A
          All that tract or parcel of land situated lying and being in Section 28, Township 14 North, Range 30 East, Russell County, Alabama, and being more particularly described as follows: To find the point of beginning, commence at the northwest corner of Section 28, Township 14 North, Range 30 East, which corner is marked by a concrete monument and, from said point, thence running South 89 degrees 33 minutes 20 seconds East, along the North line of said Section 28, a distance of 1,250.03 feet to an iron pin, said iron pin being the beginning point of the property herein conveyed; and from said point of beginning running thence South 89 degrees 33 minutes 20 seconds East, along the North line of said Section 28, a distance of 400.0 feet to a point; thence running South 01 degree 02 minutes 40 seconds West a distance of 704.0 feet, more or less, to a point; thence running South 45 degrees 16 minutes 00 seconds West a distance of 560.0 feet, more or less, to an iron pin; thence running North 01 degree 02 minutes 40 seconds East a distance of 1,076.19 feet to the point of beginning. The property herein described is bounded on the West and South by property of Grantee herein, on the North and East by property of Grantor herein and said described tract contains 8.2 acres, more or less.

     PARCEL 4B
          Commencing at the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument and proceeding east along the north line of said
          Section 28, which is the north property line of Georgia Kraft Company, a distance of two hundred forth-nine and ninety-six hundredths (249.96) feet to the point of intersection with the east right-of-way line of the Central of Georgia Railroad which point is marked by an iron pin, said iron pin being the point of beginning of the property herein conveyed. From said point of beginning running thence over and along the west boundary of said tract number one, which is the east right-of-way line of the Central of Georgia Railroad which is fifty feet from and parallel to the center line of the main line track, on a bearing of south one degree, two minutes and forty seconds west (S 1 02' 40" W) a distance of sixteen hundred forty-three and fifty-nine hundredths (1643.59) feet to a point, thence along the west boundary of the said tract number one, which is the east right-of-way line of the Central of Georgia Railroad and is fifty (50) feet from and concentric with the center line of the main line track, following a circular curve to the right, having a radius of eight hundred sixty-four and forty-nine hundredths (864.49) feet for an arc distance of three hundred seventy-two and forty-three hundredths (372.43) feet to an iron pin marking the southwest corner of said tract number one which is the point where the east right-of-way line of the Central of Georgia Railroad main line terminates on the north right-of-way line of the spur track serving the Georgia Kraft Company mill, said point being fifty (50) feet from the center line of the main line track and twenty-five (25) feet from the center line of the aforesaid spur track; thence along the south boundary of said tract number one, which is the north right-of-way line of the spur track serving the Georgia Kraft Company mill and is twenty-five (25) feet from and parallel to the center line of the aforesaid spur track, on a bearing of north fifty-one degrees, fifty-two minutes and ten seconds east (N 51 52' 10" E) for a distance of thirteen-hundred fifty-nine and ninety-three hundredths (1359.93) feet to an iron pin marking the south-east corner of said tract number one; thence along the east line of said tract number one on a bearing of north zero degrees and thirty-seven minutes west (N 0 37' W) a distance of fifty-three and fifty-six hundredths (53.56) feet to an iron pin; thence along the east boundary of said tract number one on bearing of north forty-five degrees and sixteen minutes east a distance of thirty-seven and eighty hundredths (37.80) feet to an iron pin; thence along the east boundary of said tract number one on a bearing of north one degree, two minutes and forty seconds east (N 1 02' 40" E) a distance of one thousand seventy-six and nineteen hundredths (1076.19) feet to an iron pin marking the north east corner of said tract number one and being on the north line of the aforesaid
          Section 28; on a bearing of north eighty-nine degrees thirty-three minutes and twenty seconds West (N 89 33' 20" W) a distance of one thousand and seven hundredths (1000.07) feet to the point of beginning. The above described boundaries of said tract number one enclose thirty-five and fifty-one hundredths (35.51) acres, more or less;

          excepting from the foregoing description of Parcel 4A and Parcel 4B the following described Tracts A, B and C:

          TRACT A

               A 200 foot wide strip of land for a road right-of-way situated in Sections 20, 28 and 29, Township 14 North, Range 30 East, in Russell County, Alabama, and being 100 feet on either side of and contiguous with the following described centerline:

          Commence at the Northeast corner of Section 20, Township 14 North, Range 30 East and run North 86 degrees 56 minutes West for a distance of 751.7 feet; thence South 33 degrees 37 minutes West for a distance of 2187.0 feet; thence South 18 degrees 31 minutes West for a distance of 856.7 feet; thence South 19 degrees 29 minutes West for a distance of 507.5 feet; thence South 89 degrees 26 minutes East for a distance of 91.80 feet; thence from the last described course turn left 151 degrees 00 minutes and run Northwesterly 138.20 feet to a point in the center of Alabama Highway No. 165 and the point of beginning for said centerline; thence turn right 180 degrees 00 minutes and run Southeasterly along said centerline 230.00 feet to the point of a curve to the right; said curve having a 17 degree 32 minutes 16 seconds degree of curvature and an included angle of 62 degrees 45 minutes; thence continue along said curve an arc distance of 359.20 feet to the point of tangent to said curve; thence continue tangent to last described curve Southerly a distance of 1719.47 feet to the point of a curve to the left; said curve having a 10 degree 00 minutes 14 seconds degree of curvature and an included angle of 27 degrees 25 minutes 40 seconds; thence continue along said curve an arc distance of 274.51 feet to the point of tangent to said curve; thence continue tangent to the last described curve Southeasterly 1097.83 feet to the point of a curve to the left; said curve having a 12 degree 30 minute degree of curvature and an included angle of 101 degrees 50 minutes 41 seconds; thence continue along said curve an arc distance of 816.38 feet to the point of tangent to said curve; thence continue tangent to last described curve Northeasterly 1351.87 feet to the point of a curve to the right; said curve having a 22 degree 31 minutes 55 seconds degree of curvature and an included angle of 37 degrees 53 minutes 10 seconds; thence continue along said curve an arc distance of 168.14 feet to the intersection of said curve and the centerline of existing railroad; said intersection being the end of said centerline of roadway description.

          Said strip of land lying in Sections 20, 28 and 29, Township 14 North, Range 30 East, Russell County, Alabama and containing 27.62 acres more or less.

          TRACT B
          Beginning at a point which is 743.81 feet east and 477.58 feet south of the northwest corner of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, which section corner is marked by a concrete monument, this point thus determined, being the northwest corner of the property to be conveyed, then proceeding south 128.84 feet, then east 85.0 feet, then north 128.84 feet, then west 85.0 feet to the point of beginning.

          TRACT C
          Beginning at a point which is 928.0 feet South and 1479.0 feet East of the Northwest corner of Section 28 in Township 14 North, Range 30 East, Russell County, Alabama, which corner is marked by a concrete monument, then proceeding North a distance of 120.0 feet, then West
          100.0 feet, then South 120.0 feet, then East 100.0 feet to the point of beginning.

     PARCEL 5
          WASTE WOOD CONVEYOR TO SCALPER (C-28506) AREA AND
          TRUCK DUMPER (C-28505) AREA

               All that portion of land and structures lying 9' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 31 59' 52' E, 291.25' to the point of beginning; thence S 0 00' W, 231.00' to a point on the north side of a rectangular area (Truck Dumper) bounded by a N 792,366.0, N 792,326.5, and E 234,642.0, and E 234,765.5, said rectangular area being the point of ending; said land being 0.21 + acres;
                                                -

          NO. 1 BARK TRANSFER CONVEYOR (C-28503) AREA,
          NO. 2 BARK TRANSFER CONVEYOR (C-28504) AREA,
          BARK HOG STRUCTURE (C-28534) AREA
          AND REFUSE CONVEYOR SCALPER (C-28533) AREA

               All that portion of land and structures lying 9' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 31 59' 52" E, 291.25' to the point of beginning; thence S 8 20' 17" W, 284.46' to the center of a rectangular area which is parallel to the last said course 22' north to south by 15' east to west; thence S 81 39' 40" E, 843.58' to a parallel rectangular area (Bark Hog Structure) 26.00' north to south (10.00' lying south of last said course) by 37.50'; thence continue along last said course 27.00'; thence N 45 07' 38" E, 350.71' to the point of ending; said land being 0.63 + acres;

          NO. 2 TURBINE AREA

               All that portion of land, and structures lying thereon, in
          Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence S 25 19' 16" E, 663.98' to the point of beginning (N 792,550.0 E 233,534.0); thence S 0 00' W, 50.00'; thence N 90 00' E, 121.00';
          thence N 0 00' W, 50.00'; thence N 90 00' W, 121.00' to the point of beginning; said land being 0.14 + acres;
                                          -

          SANITARY PACKAGE TREATMENT PLANT AREA

               All that portion of land, and structures lying thereon, in
          Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 35' 13" W, 1186.73' to the point of beginning (N 791,565.0. E 233,610.0); thence S 0' 00" W, 12.00'; thence N 90 00' W,
          64.00'; thence N. 0' 00" W 12.00'; thence N 90' 00" E, 64.00' to the point of beginning; said land being 0.02 + acres; and
                                                   -

          NO. 3 BARK BOILER AREA

               All that portion of land, and structures lying thereon, in
          Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence S 29 39' 25" E, 461.76' to the point of beginning (N 792,748.92, E 233,478.50); thence N 90 00' E, 73.57'; thence S 0 00'
          W, 34.50'; thence N 90 00' W, 11.82'; thence S 0 00' W, 143.17';
          thence N 90 00' W, 90.62'; thence N 0 00" W, 83.08'; thence N 90 00"
          E, 28.87'; thence N 0 00' W, 94.59' to the point of beginning; said land being 0.32 + acres;
                          -

     PARCEL 6

          NEW RECLAIM PLATE FEED AND CONVEYOR AREA (C-28511),
          CHIPS CONVEYOR TO SCREEN HOUSE AREA (C-28513),
          AND CHIPS SCREEN HOUSE AREA (C-28515)

               All that portion of land and structures lying 13' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 63 51' 31" E, 790.90' to the point of beginning; thence N 90 00' W, 82.00; thence S 0' 00" W, 8.75'; thence N 90 00' W,
          232.22'; thence S 15 17' 15" E, 479.72' to a point on the northmost side of a rectangular area (Chip Screen House) which parallels last said course and is 75.0' north to south (7.00' of which is west of last said course) by 49.0' east to west; said rectangular area being the point of ending; said land being 0.56+ acres;

          CHIPS CONVEYOR TO PINE STORAGE AREA (C-28538)

               All that portion of land and structures lying 14' on each side of the following described centerline:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 45 24' 34" E, 692.79' to the point of beginning; thence S 36 51' 02" E, 454.94' to the point of ending; said land being 0.29 + acres;
                          -

          CHIPPER DISCHARGE CONVEYOR AREA (C-28536) AND CHIPS TO
          HARDWOOD STORAGE CONVEYOR AREA (C-28537)

               All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence N 71 34' 06" E, 600.24' to the point of beginning; thence S 71 04' 32" E, 640.91'; thence N 50 08' 32" E,
          61.59' to the point of ending; said land being 0.45 + acres;
                                                              -

          CHIP CONVEYOR TO DIGESTER AREA (C-28521),
          CHIP CONVEYOR TO SURGE BIN AREA (C-28519),
          AND CHIP SILO AREA (C-28520)

               All that portion of land and structures lying 14' on each side of the following described centerline and also including any specifically noted areas which extend beyond said centerline strip:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; and lying in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama; thence S 48 21' 59" W, 84.29' to the point of beginning; thence S 56 07' 32" E, 319.22' to the center of a circular area (Chip Silo) with a radius of 15.00' and a central angle of 360 00' bounded by a rectangular structure 32' -6" + East-West and 32' -6"
                                                         -
          + North-South; thence N 82 51' 32" E, 355.48' to the point of ending;
          -
          said land being 0.45 + acres;
                               -

          NEW WASHER FACILITY AND BATCH DIGESTER AREA

               All that portion of land, and structures lying thereon, in
          Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 48 06' 06" W, 35.94' to the point of beginning (N 792,374.0, E 234,473.25); thence S 0 00' W, 133.50'; thence N 90 00'
          W, 103.39'; thence S 0 00' W, 103.50'; thence 90 00' W, 48.00'; thence
          N 0 00' W, 55.75'; thence N 90 00' W, 80.00; thence S 0 00' W, 42.75';
          thence N 90 00' W, 63.00; thence N 0 00' W, 110.00'; thence N45 00' E,
          55.00'; thence N0 00' W, 23.11'; thence 90 00' E, 23.00'; thence N 0
          00' W, 23.25'; thence N90 00' E, 170.00'; thence N 0 00' W, 28.75';
          thence N 90 00' E, 62.50' to the point of beginning; said area being
          1.01 + acres;
               -

          MILL WATER COOLING TOWER AND NEW REACTOR CLARIFIER AREA

               All that portion of and, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 48 46' 07" W, 591.71' to the point of beginning (N 791, 960.0 E 234,055.0); thence S 0 00' W, 170.00'; thence N 90 00' W,
          111.00; thence 0 00' W, 170.00'; thence N 90 00' E, 111.00' to the point of beginning; said land being 0.43 + acres;
                                                   -

          TURPENTINE RECOVERY FACILITY AREA

               All that portion of land, and structures lying thereon, in
          Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 63 26' 06" W, 11.18' to the point of beginning (N 792,345.0, E 234, 490.0); thence N 0' 00" W, 30.00'; thence N 90 00"
          E, 20.00'; thence S 0 00' W, 30.00'; thence N 90 00' W, 20.00' to the point of beginning; said land being 0.01 + acres;
                                                   -

          LOG STORAGE AREA (C-28522), LOG FEED DECKS AREA (C-28523), DRUM AREA (C-28525, VIBRATING CONVEYORS AREA (C-28532),
          CHIPPER POWER FEED ROLLS AREA (C-28528), CHIP BLDG.
          AREA (C-28535), AND BARK COLLECTING CONVEYOR AREA (C-28531)

               All that portion of land, and structures lying thereon, in
          Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence N 80 22' 54" E, 879.79' to the point of beginning; thence N 0 00' W, 326.00'; thence N 90 00' E, 711.08'; thence S 0 00'
          W, 326.00'; thence N 90 00' W, 328.00'; thence S 0 00' W, 188.00';
          thence N 90 00' W, 50.00'; thence N 0 00' W, 188.00'; thence N 90 00'
          W, 333.08' to the point of beginning; said land being 5.54 + acres;
                                                                     -

          AREA "B" MAINTENANCE SHOP AREA

               All that portion of land, and structures lying thereon, in
          Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

          Commence at a monument having grid coordinates N 792,350.00, E 234,500.00, of the West Zone of the State of Georgia Coordinate System; thence S 11 04' 57" W, 197.69' to the point of beginning (N 792,156.0, E 234,462.0); thence S 0 00" W, 82.00'; thence N 90 00" w,
          52.00'; thence N 0 00' W, 82.00'; thence N 90 00' E, 52.00 to the point of beginning' said land being 0.10 + acres;
                                                   -


          NEW LIME KILN/RECAUSTICIZING

               All that portion of land, and structures lying thereon, in
          Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:


     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02 of the West Zone of the State of Georgia Coordinate System; thence N 70
     51' 29" E, 267.79' to the point of beginning (N 793,238.0 E 233,503.0);
     thence N 90  00' E, 399.23'; thence S 0  00' W, 50.00'; thence N 90  00' W,
     10.00'; thence S 0  00' W, 40.00'; thence N 90  00' W, 136.23'; thence N 0
     00' W, 80.00'; thence N 90  00' W, 50.00'; thence S 0  00' W, 10.00';
     thence N 90  00' W, 54.00'; thence S 0  00' W, 40.00'; thence N 90  00' E,
     65.00'; thence S 0  00' W, 30.00'; thence N 90  00' W, 150.00'; thence N 0
     00' W, 17.00'; thence N 90  00' W, 64.00';

     thence N 0 00' W, 73.00' to the point of beginning; said land being 0.657, more or less acres, less than and except all structures not included in the Mead Corporation Contract No. 21-3097A.

     NO. 2 RECOVERY BOILER AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 40
     16' 34" E, 439.77' to the point of beginning (N 792,814.67, E 233,534.32');
     thence N 90  00' E, 36.30'; thence N 0  00' W, 20.50'; thence N 90  00' E,
     72.26'; thence N 0  00' W, 14.83'; thence N 90  00' E, 110.50'; thence S 0
     00' W, 42.58'; thence N 90  00' E, 26.00'; thence S 0  00' W, 81.00' thence
     N 90  00' W, 51.00' thence N 0  00" W, 25.12'; thence N 90  00' W, 72.26';
     thence N 90  00' W, 20.50'; thence N 0  00' W, 36.30'; thence N 0  00' W,
     34.00' to the point of beginning' said land being 0.47 + acres;
                                                            -

     NEW EVAPORATORS AND NEW TANKS AREA

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19; E 233,250.02, of the West Zone of the State of Georgia Coordinate System; thence S 62 01' 33" E, 637.83' to the point of beginning (N 792,851.0, E 233,813.33);
     thence N 90 00' E, 246.67'; thence along an arc South and East 53.41' having a radius of 34.00' with a central angle of 90 00'; thence S 0 00' W, 135.33'; thence along an arc South and West 53.41' having a radius of 34.00' with a central angle of 90 00'; thence N 90 00' W, 34.00'; thence N 0 00' W, 99.79'; thence N 90 00' W, 69.00'; thence N 59 47' 19" W,
     91.42'; thence N 90  00' W, 64.67'; thence N 0  00' W, 57.54' to the point of beginning; said land being 0.72 + acres;
                                        -

PARCEL 7

     LIME MUD WASTE DISPOSAL FACILITIES

          All that portion of land, and structures lying thereon, in Section 28, T 14 N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 793,150.19, E 233, 250.02 of the West Zone of the State of Georgia Coordinate System; thence N 86
     38' 59" E, 253.41' to the point of beginning (N 793,165.00 E 233,503.00);
     thence N 90  00' E, 64.00'; thence S 0  00' E, 17.00'; thence N 90  00' E,
     150.00; thence N 0  00' E, 30.00'; thence N 90  00' W, 65.00'; thence N 0
     00' E, 40.00'; thence N 90  00' E, 54.00'; thence N 0  00' E, 10.00';
     thence N 90  00' E, 50.00'; thence S 0  00' E, 80.00'; thence N 90  00' E,
     136.23'; thence N 0  00' E, 40.00'; thence N 90  00' E, 75.00'; thence S 0
     00' E, 78.00;' thence N 90  00' W, 464.23'; thence 0  00' E, 55.00'; to the point of beginning; said land being 0.633 more or less acres, less than and except all structures not included in the Mead Corporation Contract No. 21-3097A.

PARCEL 8A

          A tract of land situated in the Northwest Quarter of the Northeast Quarter (NW 1/4 of NE 1/4) and the Southwest Quarter of the Northeast Quarter (SW 1/4 of NE 1/4) of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, being more particularly described as follows:

     Commence at the Northwest corner of Section 28 Township 14 North, Range 30 East; thence run South 89 degrees 33 minutes 20 seconds East along the North Boundary of such Section 28 a distance of 2806.62 feet to a point; thence turn right and run due South a distance of 1210.86 feet to a point at the western end of the Bark Handling System, such point being the beginning of the tract of land herein described.

     Begin at such point of beginning, turn an angle to the left and run North 45 degrees 00 minutes East a distance of 63.64 feet to a point; thence turn an angle to the right 45 degrees 00 minutes and run easterly a distance of
     310.00 feet to a point; thence turn an angle to the right 45 degrees 00 minutes and run southeasterly a distance of 63.64 feet to a point; thence turn an angle to the left 45 degrees 00 minutes and run easterly a distance of 270.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 155.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run easterly a distance of
     136.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 94.35 feet to a point; thence turn an angle to the right 30 degrees 00 minutes and run southwesterly a distance of 263.00 feet to a point; thence turn an angle to the left 30 degrees 00 minutes and run southerly a distance of 132.88 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run westerly a distance of 84.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 405.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run westerly a distance of 120.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 115.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run westerly a distance of 470.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 90.00 feet to the point of beginning.

PARCEL 8B

          A tract of land situated in the Northeast Quarter of the Northwest Quarter (NE 1/4 of NW 1/4) and the Southeast Quarter of the Northwest Quarter (SE 1/4 of NW 1/4) of Section 28, Township 14 North, Range 30 East, Russell County, Alabama, being more particularly described as follows:

     Commence at the Northwest corner of Section 28, Township 14 North, Range 30 East; thence run South 89 degrees 33 minutes 20 seconds East along the North Boundary of such Section 28 a distance of 2290.86 feet to a point; thence turn right and run due South a distance of 1225.36 feet to a point at the Northeast corner of the #2 Bark Boiler Building, such point being the point of beginning of the tract of land herein described.

     Being at such point of beginning, continue due South a distance of 95.75 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run westerly a distance of 67.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run northerly a distance of 95.75 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run easterly a distance of 15.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run northerly a distance of 40.00 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run easterly a distance of 34.50 feet to a point; thence turn an angle to the right 90 degrees 00 minutes and run southerly a distance of 40.00 feet to a point; thence turn an angle to the left 90 degrees 00 minutes and run easterly a distance of 18.00 feet to the point of beginning.

PARCEL 9

          All that portion of land, and structures lying thereon, in Section 28, T14N, R 30 E, County of Russell, State of Alabama, more particularly described as follows:

     Commence at a monument having grid coordinates N 794,023.97, E 232,940.10 of the West Zone of the State of Georgia Coordinate System; thence S 52 11' 16" E

     381.63' to the point of beginning (N 793,790.00 E 233,241.60); thence N 90
     00' 00" E 760.00'; thence S 0 00' 00" E 102.00'; thence N 90 00' 00" E
     128.04'; thence S 0 00' 00" E 960.48' (at existing utility bridge)' the N 90 00' 00" W 13.00'; thence N 0 00' 00" W 672.48', thence N 90 00' 00 W
     875.04'; thence N 0 00' 00" E 390.00' to the point of beginning; said land being 7.85 + acres; less than and except any structures not included in the
                -
     Mead Corporation Contract No. 21-4162;

     (collectively, (Parcels 1 through 9) the "Other Leased Land")

together with the following easements:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the Other Leased Land in order to provide all necessary or convenient ingress or egress between the 1997 Leased Land and railroads, public roads and highways and the Chattahoochee River and to permit passage between the 1997 Leased Land and the Other Leased Land;

          (b) An easement and right for the passage of pedestrians and vehicles and for the construction, erection, installation, operation, maintenance, renewal, replacement and use of material conveying systems, including without limitation pipelines, through any part of the Other Leased Land necessary or convenient in order to assure the passage of equipment, raw materials, items in the process of manufacture, and finished products from the 1997 Leased Land to the Other Leased Land, including without limitation such rights and easements as are necessary for the movement of personnel, vehicles and materials among and between the various parcels of land comprising the Other Leased Land in order to permit and facilitate the operation of the Project;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the Other Leased Land, such pipes, conduits, and wires as are necessary or convenient to insure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the 1997 Leased Land and the Project including, without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the Other Leased Land; and

          (d) An easement and right to create and maintain upon the Other Leased Land encroachments of equipment, structures or other improvements which will be included on the 1997 Leased Land and within the Project as presently planned, and any similar replacements or substitutions of portions of the Project for as long as any such equipment, structures or other improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect any such equipment, structure or other improvements to any structure or improvement on the Other Leased Land;

but subject to the following easements over the 1997 Leased Land in favor of the Other Leased Land:

          (a) An easement and right for pedestrian and vehicular traffic to use all present and future walks, railroads, roads, driveways and docks upon the 1997 Leased Land in order to provide all necessary or convenient ingress and egress among and between all portions of the Other Leased Land and between the Other Leased Land and the 1997 Leased Land, including without limitation portions on which additional improvements may be erected, and railroads, public works and highways and the Chattahoochee River and to permit passage among and between the various parcels of land comprising the Other Leased Land;

          (b) An easement and right for the passage of pedestrians, vehicles, and for the construction, installation, operation, maintenance, renewal, replacement and use of material conveyance systems, including without limitation, pipelines, through any part of the 1997 Leased Land necessary or convenient in order to assure the passage of equipment, and finished products from one portion of the Other Leased Land to another or between the Other Leased Land and the 1997 Leased Land, including, without limitation such rights and easements as are necessary for the movement of personnel, vehicles and material among and between the various parcels of land comprising the Other Leased Land in order to permit and facilitate the operation of any facilities located on the Other Leased Land;

          (c) An easement and right to erect, install, construct, maintain, renew, replace and use on, over and under any part of the 1997 Leased Land, such pipes, conduits, and wires and appurtenances as are necessary or convenient to assure access to and an adequate system for or supply of gas, oil, steam, compressed air, process and space heat, water, fire protection, sewage and industrial waste disposal, electricity, communications, instrumentation and control, and other similar facilities to the Other Leased Land, including without limitation, the right to make connections with machinery, equipment, pipes, conduits and wires, structures and other improvements and appurtenances thereto, on the 1997 Leased Land; and


          (d) An easement and right to maintain any present equipment, structures or other improvements included within the facilities presently located on the Other Leased Land as encroachments upon the 1997 Leased Land as long as any such equipment, structures or other improvements remain standing, and to construct and maintain similar encroachments on the 1997 Leased Land in respect of any additional improvements constructed adjacent to the 1997 Leased Land, as long as any such additional improvements remain standing, including without limitation the rights of lateral or party wall support, and to connect such additional improvements to any structure or any improvements on the 1997 Leased Land.

subject in all cases to the following:

(1) Lease Agreement dated as of November 1, 1983 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time relating to the Board's Industrial Development Revenue Bonds (Georgia Kraft Project), Series 1983;

(2) Lease Agreement dated as of December 1, 1983 between the Board as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Georgia Kraft Project), Series 1983;

(3) Lease Agreement dated as of December 1, 1985 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Georgia Kraft Project), Series 1985;

(4) Lease Agreement dated as of July 1, 1986 between the Board, as lessor, and the Company (as assignee of Georgia Kraft Company), as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Georgia Kraft Project), Series 1986;

(5) Lease Agreement dated as of December 1, 1988 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1988;

(6) Lease Agreement dated as of December 1, 1988 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1988A, 1989A, 1989B, 1989C, 1989D, 1989E, 1900A and
     1991A;

(7) Lease Agreement dated as of June 1, 1990 between the Board, as lessor, and Industrial Warehouse Services, Inc., as lessee, as amended and supplemented from time to time, relating to the Board's First Mortgage Revenue Bonds (Industrial Warehouse Services, Inc.), Series 1990;

(8) Lease Agreement dated as of June 1, 1993 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1993A;

(9) Lease Agreement dated as of June 1, 1993 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1993A and 1995A;

(10) Lease Agreement dated as of March 1, 1996 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Bonds (Mead Coated Board Project), Series 1996;

(11) Lease Agreement dated as of September 1, 1997 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Industrial Development Revenue Bonds (Mead Coated Board Project), Series 1997A and 1998A;

(12) Lease Agreement dated as of February 1, 1998 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Mead Coated Board Project), Series 1998A; and

(13) Lease Agreement dated as of February 1, 1998 between the Board, as lessor, and the Company, as lessee, as amended and supplemented from time to time, relating to the Board's Environmental Improvement Revenue Refunding Bonds (Mead Coated Board Project), Series 1998B.